APPVION, INC.
RETIREMENT PLAN

(Generally Amended and Restated Effective January 1, 2015)

APPVION, INC.
RETIREMENT PLAN
(Generally Amended and Restated Effective January 1, 2015)

TABLE OF CONTENTS

ARTICLE 1................................................................................................................................Definitions1

1.01...................................................................................................................Actuarial Equivalent1

1.02.................................................................................................................................Actuarial Value1

1.03.........................................................................Affiliate; Controlled Group Affiliate1

1.04.............................................................................................................Basic Monthly Benefit2

1.05...............................................................................................Benefit Finance Committee2

1.06.................................................................................................................................Benefit Service2

1.07.............................................................................................................................Break in Service2

1.08...................................................................................................................................................................Code2

1.09Committee (“Administrative Named Fiduciary” or “Plan Administrator”)2

1.10.......................................................................................................................................................Company3

1.11...........................................................................................................Covered Compensation3

1.12.......................................................................................................................................................Disability3

1.13.........................................................................................................Earliest Retirement Age3

1.14...........................................................................................................................Eligible Employee3

1.15...........................................................................................................................Employment Date4

1.16.............................................................................................................................................................ERISA4

1.17...................................................................Final Average Monthly Compensation4

1.18.....................................................................................Highly Compensated Employee5

1.19...............................................................................................................................Hour of Service5

1.20...............................................................................................................................................NCR Plan5

1.21.........................................................................................................Normal Retirement Age5

1.22.......................................................................................................Normal Retirement Date6

1.23...............................................................................................Normal Retirement Pension6

1.24...............................................................................................................................................Participant6

1.25.......................................................................................Pension Commencement Date6

1.26.....................................................................................................................................................................Plan6

1.27.......................................................................................................................................................Plan Year6

1.28.............................................................................................................................Pre-1988 Retiree6

1.29.......................................................Pre-Retirement Surviving Spouse Annuity6

1.30.................................................................................................Primary Insurance Amount6

1.31.......................................................................Qualified Domestic Relations Order7

1.32...........................................................................................................................Qualified Election7

1.33...............................................Qualified Joint and Surviving Spouse Annuity8

1.34...................................................................................................................Reemployment Date8

1.35.....................................................................................................................Retirement Pension8

1.36.........................................................................................................................Rule of 65 Retiree8

1.37...............................................................................................Spouse or Surviving Spouse8

1.38.......................................................................................................................................Starting Date9

1.39...........................................................................................................................................Supplement9

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1.40...............................................................................................Termination of Employment9

1.41...................................................................................................................................................................Trust9

1.42.............................................................................................................................Trust Agreement9

1.43...............................................................................................................................................Trust Fund9

1.44.............................................................................................................................................................Trustee9

1.45.................................................................................................Vested Retirement Pension9

1.46.................................................................................................................................Vesting Service9

ARTICLE 2............................................................................................................................Participation10

2.01.......................................................................................................................................General Rule10

2.02...................................................................................................Effect of Break in Service10

2.03...........................................................................................................Participation Automatic11

2.04.........................................................................................Nonparticipating Divisions etc11

2.05Special Election - - Plan Participants employed by the Company on January 1, 200811

ARTICLE 3..........................................................................................................................Contributions12

3.01...........................................................................................................................................................Amount12

3.02.................................................................................................................Nonreversion Clause12

ARTICLE 4..............................................................................................................................................Service12

4.01...............................................................................................................................Hour of Service12

4.02...................................................................Determinations by Plan Administrator14

4.03.................................................................................................................................Vesting Service14

4.04.................................................................................................................................Benefit Service16

4.05...........................................................................Service Prior to a Break in Service17

4.06.......................Minimum Service Requirement Upon Reemployment18

4.07...................................................................................................Service with Affiliates, etc18

4.08Transfers Between Hours of Service and Elapsed Time Computations19

4.09Compliance with the Uniformed Services Employment and Reemployment Rights Act of 199419

ARTICLE 5........................................................................................................Retirement Pension20

5.01.......................................Retirement At or After Normal Retirement Age20

5.02.....................................................................................................Early Retirement Pension22

5.03.................................................................................................Service Under Other Plans25

5.04.........................................................................................Disability Retirement Pension26

5.05.................................................................................................Vested Retirement Pension27

5.06.....................Reemployment Before Pension Commencement Date28

5.07.............................................................................................Non-Duplication of Benefits28

5.08...................................................Special Retirement Enhancement Programs28

ARTICLE 6..........................................Pre-retirement Surviving Spouse Benefits29

6.01...........................................................................................................Special Spouse Benefit29

6.02...............................................Form and Amount of Special Spouse Benefit29

6.03.......................................................Pre-Retirement Surviving Spouse Annuity29

6.04Application to Participants Previously Terminated after ERISA Effective Date30

6.05...................................................................................................................Plan Death Benefits30

ARTICLE 7......................................................................................................Method of Payment31

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7.01.........................................................................................................Normal Form of Benefit31

7.02.........................Automatic Post-Retirement Surviving Spouse Option31

7.03Participants Terminating after September 1, 1974 and before ERISA Effective Date32

7.04...............................................................Election of Optional Forms of Payment32

7.05...............................................................................................Optional Forms of Payment32

7.06.............................................................................................Reemployment of Pensioner33

7.07...................................................................................................................................Small Benefits34

7.08.......................................................................Time of Commencement of Benefits35

7.09Employment After Normal Retirement Date or After Commencement of Benefits36

7.10...................................................................Required Commencement of Benefits36

7.11.....................................................................Qualified Domestic Relations Orders37

7.12.............................................................................Spouses of Certain Early Retirees38

7.13...........................................................................................Eligible Rollover Distributions39

7.14...............Funding-Based Limits on Benefits and Benefit Accruals40

ARTICLE 8................................................................................................................................Forfeitures42

8.01...............................................................................................................................................Forfeitures42

8.02...................................................................Deemed Distributions and Forfeitures42

ARTICLE 9........................................................................................................Plan Administration42

9.01...................................................Appointment of Benefit Finance Committee42

9.02.......................................................................................................................Named Fiduciaries42

9.03...................................Allocation of Fiduciary and Other Responsibilities43

9.04.........................................................................................Service in Multiple Capacities43

9.05...............................................................................................................Powers and Authority43

9.06.........................................................................................................................................................Advisors45

9.07.................................................................................Limitation of Liability; Indemnity45

9.08.......................................................................................................................................................Expenses45

ARTICLE 10..............................................................................................................................Trust Fund45

10.01.............................................................................................................................................Trust Fund45

ARTICLE 11............................................................................................Amendment or Merger46

11.01.................................................................................................................................Right Reserved46

11.02...........................................................Amendments Required for Qualification46

11.03...........................................................................................................................................................Merger46

ARTICLE 12............................................................................................Termination of the Plan47

12.01.............................................................................................................................Rights Reserved47

12.02...................................................................................Vesting Upon Plan Termination47

12.03.........................................................................Priority and Method of Distribution47

12.04...................................................................Determination by Named Fiduciaries47

12.05...............................................................................................Return of Actuarial Excess47

12.06.....................................................................................................Expenses of Termination48

12.07...........................................................................................................Restriction on Benefits48

ARTICLE 13......................................................................................................................Miscellaneous48

13.01.......................................................................Payment to a Minor or Incompetent48

13.02.......................................................................................Doubt as to Right to Payment48

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13.03.......................................................................................................................Spendthrift Clause49

13.04...........................................................................Benefits Payable Only by Trustee49

13.05Estoppel of Participants and Their Beneficiaries; Discharge of Liability49

13.06...............................................................................................................Limitation of Liability50

13.07.......................................................................................................................................Construction50

13.08.................................................................................................................Gender and Number50

13.09...............................Notice of Address - Inability to Locate Distributee50

13.10...................................................................................................................................................................Data51

13.11...........................................................................................................................................Separability51

13.12.......................................................................................................................................................Captions51

13.13...............................................................................................................................Governing Law51

13.14.........................................................................................Right of Discharge Reserved51

13.15.................................................................................................................Adoption by Affiliate51

ARTICLE 14................................................................................................Limitation on Benefits52

14.01.......................................................................................................Purpose and Definitions52

14.02.......................................................................................Limitation on Annual Benefits55

14.03...........................................................Adjustments for Early or Late Payment56

14.04...........................Conditional Exemption for Pensions Under $10,00058

14.05.............................Participants with Fewer than Ten Years of Service58

14.06.Benefits Payable Under More than one Defined Benefit Plan59

14.07.......................................Benefits from Transferred Assets Disregarded59

ARTICLE 15..........................................................................................“Top Heavy” Provisions60

15.01...............Plans Included in Determination of “Top Heavy” Status60

15.02...........................................................................................................................“Key Employee”60

15.03.......................................................................................................................“Top Heavy” Test61

15.04.................................................................................................................Determination Dates61

15.05.......................................................................................................................................................Valuation61

15.06.........................................................................................Distribution within Five Years62

15.07.......................................................................................No Service Within Five Years62

15.08.........................................................................................Compliance With Code § 41662

15.09.......................................................................................................................................Beneficiaries62

15.10...............................................Provisions Applicable in “Top Heavy” Years62

15.11.......................................................................................................Represented Employees63

ARTICLE 16........................................................................................................Leased Employees63

16.01.............................................................................................................................................Definitions63

16.02...............................................................................Treatment of Leased Employees63

16.03Exception for Employees Covered by Plans of Leasing Organization64

16.04.......................................................................................................................................Construction64

APPENDIX A
Actuarial Assumptions.............................................................................APPENDIX A-1

APPENDIX B
Minimum Distribution Requirements.......................................................APPENDIX B-1

APPENDIX C
Special Retirement Enhancement Programs.......................................APPENDIX C-1

SUPPLEMENT A

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Special Provisions Applicable to Participants With
Pre-1966 Service

SUPPLEMENT A-1

SUPPLEMENT B
Special Provisions Applicable to Certain
Salaried Employees of West Carrollton, Ohio LocationSUPPLEMENT B-1

SUPPLEMENT C
Special Provisions Applicable to Portage Employees.........SUPPLEMENT C-1

SUPPLEMENT D
Special Provisions Applicable to
Employees of East Shore Chemical Co., Inc.SUPPLEMENT D-1

SUPPLEMENT E
Special Provisions Applicable to Newton Falls Employees...SUPPLEMENT E-1

SUPPLEMENT F
Withdrawal of Appleton Coated LLC.....................................SUPPLEMENT F-1

SUPPLEMENT G
Special Provisions Applicable to
Appleton Employees of the Appleton, Wisconsin Plant
Represented by Paper, Allied-Industrial, Chemical
and Energy Workers International Union, Local 469
SUPPLEMENT G-1

SUPPLEMENT H
Special Provisions Applicable to
Appleton Employees of the Roaring Spring, Pennsylvania Mill
Represented by Paper, Allied-Industrial, Chemical
and Energy Workers International Union, Local 422
SUPPLEMENT H-1

SUPPLEMENT I
Special Provisions Applicable to
Appleton Employees of the Harrisburg, Pennsylvania Plant
Represented by Paper, Allied-Industrial, Chemical
and Energy Workers International Union, Local 1098
SUPPLEMENT I-1

SUPPLEMENT J
Special Provisions Applicable to
Appvion, Inc. Kansas City Distribution Center
Represented by United Steel, Paper and Forestry,
Rubber, Manufacturing, Energy, Allied Industrial
and Service Workers International Union, Local 348
SUPPLEMENT J-1

SUPPLEMENT K
Special Provisions Applicable to
Appvion, Inc. West Carrollton, OH Plant
Represented by United Steel, Paper and Forestry
Rubber, Manufacturing, Energy, Allied Industrial
and Service Workers International Union, Local 266SUPPLEMENT K-1

*  *  *  *  *

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5

APPVION, INC.
RETIREMENT PLAN
(Generally Amended and Restated Effective January 1, 2015)

Preamble

Appvion, Inc. (the “Company”) established the Appvion, Inc. Retirement Plan (prior to May 10, 2013, the “Appleton Papers Inc. Retirement Plan”; and prior to January 1, 2002, the “Appleton Papers Inc. Retirement Plan for Non-Bargaining Unit Employees”; and prior to January 1, 1994, the “Retirement Plan for Certain Employees of Appleton Papers Inc. and Adopting Related Companies”) to provide retirement benefits for its eligible employees through a tax-qualified pension benefit plan.

The Plan, as amended through March 9, 2011, was the subject of a favorable determination letter of the Internal Revenue Service which considered the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), with effect from January 1, 2002, and subsequent amendments required by the 2008 Cumulative List of Changes in Plan Qualification Requirements (IRS Notice 2008-108, applicable by Cycle D plans).  The letter was issued on December 1, 2010 and expired on January 31, 2015.

The Plan is now further amended and restated, effective January 1, 2015, except as otherwise provided herein, to incorporate amendments previously made to the Plan and to clarify the Plan’s distribution provisions, to conform to the requirements of the Pension Protection Act of 2006, the Heroes Earnings Assistance and Relief Tax Act of 2008, the Workers, Retiree and Employer Recovery Act of 2008 and subsequent amendments required by the 2013 Cumulative List of Changes in Plan Qualification Requirements (IRS Notice 2013-84, applicable by Cycle D plans).

ARTICLE 1. Definitions
1.01

Actuarial Equivalent.  The term “Actuarial Equivalent” means a benefit of equivalent value determined on the basis of the actuarial principles set forth in Appendix A, except as otherwise expressly provided in the Plan.

1.02

Actuarial Value.  The term “Actuarial Value” means the immediate cash value of a benefit determined on the basis of the actuarial principles set forth in Appendix A, except as otherwise expressly provided in the Plan.

1.03	Affiliate; Controlled Group Affiliate.
(a)

The word “Affiliate” and the term “Controlled Group Affiliate” each mean any member (other than the Company) of a controlled group of corporations within the meaning of Code § 414(b), or of a group of trades or businesses (whether or not incorporated) under common control within the meaning of Code § 414(c), (or any member of an affiliated service group (as defined in Code § 414(m)) if such group includes the Company at the time of reference.  For purposes of the limitations on benefits prescribed by Article 14 of the Plan, the meanings of controlled group and group of trades or businesses under common control shall be as amended by Code § 415(h).

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(b)

The word “Affiliate” also means any member (other than the Company) of a group of corporations having substantial common ownership or control that does not meet the requirements of subsection (a) above, but which is designated by the Company as such; for example, a “non-US Affiliate” is included within this definition.

1.04

Basic Monthly Benefit.  The term “Basic Monthly Benefit” means the monthly amount of Normal Retirement Pension payable to a Participant in the form of benefit described in Section 7.01 (single life annuity).

1.05	Benefit Finance Committee. The term “Benefit Finance Committee” means the committee of that name appointed pursuant to Article 9.
1.06	Benefit Service. The term “Benefit Service” means years of Benefit Service counted in determining the amount of a Participant’s benefits, as described in Section 4.04.
1.07	Break in Service.
(a)

The term “Break in Service” means a Plan Year in which an employee has less than 501 Hours of Service or, with respect to a Full-Time Employee who incurs a Severance Date on or after December 31, 1988, an Elapsed Time Break in Service, as defined in Section 4.05(c).

(b)

Solely for the purpose of determining whether a Break in Service has occurred for eligibility and vesting purposes, Hours of Service shall include Hours of Service which would otherwise have been credited to an employee who is absent from work for maternity or paternity reasons but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence, but not more than 501 such Hours of Service in the aggregate.

(c)

For purposes of subsection (b) above, an absence from work for maternity or paternity reasons means a cessation of active employment commencing after December 31, 1984: (A) by reason of the pregnancy of the employee, (B) by reason of a birth of a child of the employee, (C) by reason of the placement of a child with the employee in connection with the adoption of such child by such individual, or (D) for purposes of caring for such child for a period beginning immediately following such birth or placement.

(d)

The Hours of Service credited under subsection (b) above shall be credited: (A) in the Plan Year in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (B) in all other cases, in the following Plan Year.

1.08

Code.  The word “Code” means the Internal Revenue Code of 1986 as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation promulgated thereunder and any comparable provision of future legislation that amends, supplements or supersedes such provision.

1.09

Committee (“Administrative Named Fiduciary” or “Plan Administrator”).  Effective January 1, 2009, the “Committee” (designated as the “Plan Administrator” pursuant to Section 9.05(b) for periods prior to January 1, 2009) is replaced by the term “Administrative Named Fiduciary” (Plan Section 9.02(a)(1)) or “Plan Administrator” (Plan Section 9.05(b)), where applicable.

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1.10	Company.
(a)	The word “Company” means Appvion, Inc., a Delaware corporation, and its predecessors and successors in interest, as appropriate.
(b)

The word “Company” also means any subsidiary or other affiliate of Appvion, Inc. that adopts the Plan with the approval of the Board of Directors of Appvion, Inc., subject to the provisions of Section 13.15.

1.11	Covered Compensation.
(a)	The following rules apply to the term “Covered Compensation”:
(1)

The term “Covered Compensation” means for any Plan Year, the average (without indexing) of the Social Security taxable wage bases in effect under Section 230 of the Social Security Act for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains or will attain his Social Security Retirement Age.  In determining a Participant’s Covered Compensation for a Plan Year, the taxable wage bases for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as those in effect for the Plan Year for which the determination is being made.

(2)

A Participant’s Covered Compensation for any Plan Year after the 35-year period described in paragraph (1) above is the Participant’s Covered Compensation for the Plan Year in which the Participant attained his Social Security Retirement Age.

(3)	A Participant’s Covered Compensation shall be automatically adjusted for each Plan Year beginning on or after January 1, 1991 in accordance with these rules.
(b)

For purposes of determining the amount of a Participant’s Covered Compensation under subsection (a) above, the Plan Administrator may use tables provided from time to time by the Commissioner of Internal Revenue, that are developed by rounding the actual amounts of Covered Compensation for different years of birth.

1.12

Disability.  The word “Disability” means any medically determinable physical or mental condition by reason of which an Eligible Employee becomes entitled to benefits under a long-term disability plan maintained by the Company.

1.13	Earliest Retirement Age. The term “Earliest Retirement Age” means the earliest date on which the Participant could elect to receive benefits under the Plan.
1.14	Eligible Employee.
(a)

The term “Eligible Employee” means (1) a non-bargaining unit employee of the Company in regular employment and (2) any other employee who is classified as an Eligible Employee under an applicable Supplement, but excluding (A) any such employee who is eligible to actively participate in any other funded retirement, pension or profit sharing plan of the Company (other than the Appleton Papers Retirement Savings and Employee Stock Ownership Plan), or to which the Company makes

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contributions on his behalf, (B) non-union hourly employees at Company distribution centers, and (C) contingent workers used by the Company, such as independent contractors, vendor or agency personnel or leased employees (including but not limited to Leased Employees as defined in Article 16).

(b)

An individual who is determined by a governmental agency or court to be an employee of the Company for federal income tax withholding purposes, even though not previously so classified by the Company, shall be treated as such from the date of such final and nonappealable determination (even though the reclassification otherwise has an earlier effective date), but shall in all events be treated as an employee other than a non-bargaining unit employee.

(c)

Notwithstanding subsection (a) above, the term Eligible Employee shall include an employee (whether or not a salaried employee) who is employed primarily to render services within the jurisdiction of a union and whose compensation, hours of work, or conditions of employment are determined by collective bargaining with such union if, and only if, such collective bargaining agreement expressly provides that such employee shall be eligible to participate in this Plan, in which event, however, he shall be entitled to participate in this Plan only to the extent and on the terms and conditions specified in such collective bargaining agreement.

1.15	Employment Date. The term “Employment Date” means the date on which an employee first completes an Hour of Service described in Section 4.01(a)(1).
1.16

ERISA.  The acronym “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  Reference to a specific provision of ERISA shall include such provision, any valid regulation promulgated thereunder and any comparable provision of future legislation that amends, supplements or supersedes such provision.

1.17	Final Average Monthly Compensation.
(a)

Effective January 1, 1995, the term “Final Average Monthly Compensation” means the monthly average of a Participant’s Compensation from the Company for the highest 5 consecutive Plan Years during the last 10 Plan Years ending with or immediately preceding the last day worked prior to retirement or other Termination of Employment.  If the Participant’s period of Service is less than 5 Plan Years, Compensation shall be averaged over the Participant’s total period of Service.  [For Participants who retire or terminate employment prior to January 1, 1995, such term is defined as Final Average Monthly Salary, and shall be applied as set forth in the Plan at the time of such retirement or termination.]

(b)

For Participants who retire or terminate employment on or after January 1, 1995, “Compensation” shall mean wages, tips and other compensation as reported on IRS Form W-2, plus elective contributions that are made by the Company on behalf of the Participant that are not includible in gross income under Code §§ 125 or 402(e)(3) and, effective January 1, 2001, any elective amounts that are not includible in the gross income of the Employee by reason of Code § 132(f), but reduced by all of the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, amounts paid under a severance pay plan or other settlement plan or program of the Company, deferred compensation (including, without limitation, amounts realized from the exercise of a non-qualified stock

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option, or a right under a phantom stock plan) and welfare benefits.  Compensation shall be further limited, as necessary, to comply with the requirements of Code § 401(a)(17), as set forth in Plan Section 14.01(b)(5).

(c)

If a Participant, because of absence for sickness or disability, or other authorized leave of absence, or on account of Disability (as defined in Section 1.12), does not have Compensation, Compensation shall be calculated in accordance with subsection (a) hereof, but by imputing the Participant’s Compensation at its last effective rate immediately prior to the commencement of such absence or Disability for the period thereof, but in no event more than 5 Plan Years.

(d)

Compensation shall include only that Compensation which is actually paid to the Participant as an Eligible Employee, except that it shall also include (i) Compensation with any Controlled Group Affiliate in the case of a Participant who is transferred to employment with such an Affiliate on or after January 1, 1986, and (ii) Compensation that corresponds with benefit credit treated as Benefit Service under Section 5.03(a).

(e)

Notwithstanding any other provision of the Plan to the contrary (including, without limitation, any Appendix or Supplement to the Plan), effective January 1, 2008, the term “Final Average Monthly Compensation” means the monthly average of a Participant’s Compensation from the Company for the highest five (5) consecutive Plan Years during the last ten (10) Plan Years ending with or immediately preceding the last day worked prior to the earlier of:

(1)

January 1, 2008, in the case of a Participant who (A) has made the election referred to in Section 2.05(a), (B) terminated employment with the Company prior to January 1, 2008, and is reemployed at any time thereafter, or (C) is transferred (or re-transferred) to the employment of the Company from an Affiliate, on or after January 1, 2008; or

(2)	March 1, 2011, in the case of any other Participant who has not retired or otherwise incurred a Termination of Employment prior to March 1, 2011.

Subject to the foregoing, if the Participant’s period of Service is less than five (5) Plan Years, Compensation shall be averaged over the Participant’s total period of Service.

1.18

Highly Compensated Employee.  The term “Highly Compensated Employee” means, with respect to any Plan Year, each current or former employee of the Company or an Affiliate who is a “highly compensated employee”, within the meaning of Code § 414(q), in that Plan Year.

1.19	Hour of Service. The term “Hour of Service” means an hour taken into account under Sections 4.01 and 4.02.
1.20	NCR Plan. The term “NCR Plan” means the Retirement Plan for Salaried Employees of NCR Corporation, as in effect from time to time.
1.21

Normal Retirement Age.  The term “Normal Retirement Age” means the later of (1) the Participant’s 65th birthday or (2) the fifth anniversary of the date on which his participation began.  For purposes of the previous sentence, an employee’s participation is deemed to begin on the first day of the first Plan Year in which he commenced his

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participation in the Plan, except that years which may be disregarded in accordance with Code § 410(a)(5)(D) will be disregarded in determining when participation commenced.
1.22	Normal Retirement Date. The term “Normal Retirement Date” means the first day of the month coincident with or next following a Participant’s Normal Retirement Age.
1.23	Normal Retirement Pension. The term “Normal Retirement Pension” means the benefit described in Section 5.01(a) of the Plan.
1.24	Participant.
(a)

The word “Participant” means any present or former employee who has become a Participant in this Plan in accordance with Article 2 and who continues to have vested or contingent rights to benefits under the Plan.

(b)

A non-vested employee (or former employee) who has incurred a Break in Service or whose benefits have been forfeited pursuant to Section 7.07 shall not be a Participant unless and until he subsequently qualifies as a Participant pursuant to Section 2.02 or Section 7.07(c), whichever applies.

1.25	Pension Commencement Date. The term “Pension Commencement Date” means the first day of the first period for which a Participant’s Retirement Pension is paid as an annuity or any other form.
1.26	Plan. The word “Plan” means the Appvion, Inc. Retirement Plan, as in effect from time to time.
1.27	Plan Year. The term “Plan Year” means the calendar year.
1.28

Pre-1988 Retiree.  The term “Pre-1988 Retiree” means an individual who was not credited with an hour of service after December 31, 1987 that falls within the definition of Section 4.01(a)(1) or otherwise within the meaning of “hour of service” as used in section 9204(a)(1) of the Omnibus Reconciliation Act of 1986.

1.29	Pre-Retirement Surviving Spouse Annuity. The term “Pre-Retirement Surviving Spouse Annuity” shall have the meaning provided under Section 6.03.
1.30	Primary Insurance Amount.
(a)

Effective January 1, 1988, the term “Primary Insurance Amount” means the monthly amount of Social Security Old Age Benefit for a single person payable at the later of age 65 and the Participant’s Termination of Employment (or, in the case of a Pre-1988 Retiree payable at age 65), determined under the Social Security Act as in effect at the time of the Participant’s Termination of Employment.

(b)

In the event of retirement or Termination of Employment before age 65, the Primary Insurance Amount shall be the amount calculated under the preceding sentence on the assumption that the Participant would continue to receive until reaching age 65 compensation which would be treated as wages under the Social Security Act at the same rate as he received such compensation at the time of retirement or termination.

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(c)

The Participant’s Primary Insurance Amount benefit shall be determined in accordance with Rev. Rul. 84-45, effective with respect to any employee who has service under the Plan after December 31, 1983.

1.31	Qualified Domestic Relations Order. The term “Qualified Domestic Relations Order” shall have the meaning provided under Section 7.11.
1.32	Qualified Election.
(a)	The term “Qualified Election” means a waiver of a Qualified Joint and Surviving Spouse Annuity.
(b)

Such waiver must be consented to by the Participant’s Spouse, or if the Spouse is legally incompetent to give consent, by the Spouse’s legal guardian, who may be the Participant. If the Participant has a Spouse on his Pension Commencement Date, the consent to the waiver of a Qualified Joint and Surviving Spouse Annuity must be made by, or on behalf of, that Spouse. The waiver and consent must be in writing and filed with the Plan Administrator on a form prescribed by the Plan Administrator. The Spouse’s consent must be witnessed by a notary public and shall be irrevocable.

(c)

Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan Administrator or its delegate that such written consent need not be obtained because there is no Spouse, because the Spouse cannot be located, because the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to that effect, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, a waiver executed by the Participant shall itself be a Qualified Election without such consent, but only during the period the circumstance that made actual consent unnecessary continues.

(d)

Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a Qualified Election under subsection (c) above, the designated Spouse. Revocation of a prior waiver may be made by a Participant in writing without the consent of the Spouse at any time before the Pension Commencement Date or, in the case of a waiver of a Qualified Joint and Surviving Spouse Annuity, 30 days after the Participant’s receipt of the written notification described in Section 7.02(c), if later. The number of revocations and Qualified Elections shall not be limited.

(e)

An election to waive a Qualified Joint and Surviving Spouse Annuity, and any required spousal consent thereto, shall be valid only if it is made no earlier than 90 days prior to the Participant’s Pension Commencement Date.

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1.33	Qualified Joint and Surviving Spouse Annuity.
(a)

The term “Qualified Joint and Surviving Spouse Annuity” means a reduced monthly annuity for the life of the Participant and if the Participant dies after his Pension Commencement Date and he is survived by the Spouse to whom he was married at his Pension Commencement Date, payments to such Spouse in a monthly benefit commencing on the first day of the month next following the month in which the Participant’s death occurs, and ending with the payment made on the first day of the month in which the Spouse’s death occurs, equal to one-half (½) of the reduced monthly annuity that had been payable to the Participant.

(b)

The Qualified Joint and Surviving Spouse Annuity shall be an amount that is the Actuarial Equivalent of the normal form of Pension described in Section 7.01, determined by applying the actuarial assumptions included in Section 1.01 of Appendix A.

1.34	Reemployment Date. The term “Reemployment Date” means the day on which an employee first completes an Hour of Service described in Section 4.01(a)(1) after his first Break in Service.
1.35	Retirement Pension. The term “Retirement Pension” means a benefit payable to a Participant under this Plan.
1.36	Rule of 65 Retiree.
(a)

The term “Rule of 65 Retiree” means a Participant who terminates employment with a right to a Vested Retirement Pension under Section 5.05, whose Pension Commencement Date occurs after December 31, 1984, and whose age (including proportionate credit for each tenth of a year) at Termination of Employment plus his years of Benefit Service equal or exceed 65.

(b)

The term “Vesting Service” shall be substituted for the term “Benefit Service” in subsection (a) above for Participants who (1) make an election pursuant to Section 2.05(a) in lieu of continuing to accrue Benefit Service under this Plan, (2) transfer to employment with a Controlled Group Affiliate on or after April 1, 2008, or (3) cease to accrue Benefit Service under Section 4.04 as of March 1, 2011; provided that for any Plan Year no more than one year of Service (“Benefit” or “Vesting”) shall be recognized.  Such substitution shall apply from the date the event described in item (1), (2) or (3) occurs.

1.37	Spouse or Surviving Spouse.
(a)

The terms “Spouse” or “Surviving Spouse” mean the spouse or surviving spouse of the Participant; provided, however, that a person claiming spousal benefits under Articles 6 or 7 hereof who is unable to produce a certificate of marriage issued by an appropriate civil authority shall be entitled to such benefits only if the Participant with respect to whom a marriage relationship is claimed notified the plan administrator, in writing, of such marriage relationship and presented acceptable proof thereof to the plan administrator prior to the earlier of (1) the Participant’s pension commencement date, or (2) the Participant’s date of death; and provided further, that a former spouse will be treated as the Spouse or Surviving Spouse if the Participant has previously begun to

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receive a Qualified Joint and Surviving Spouse Annuity (or an annuity under Article 7) with respect to such spouse, or to the extent provided under a Qualified Domestic Relations Order as defined in Code § 414(p).

(b)

Notwithstanding subsection (a) above, if a Participant is legally separated, or if a Participant has been abandoned (within the meaning of local law) and has a court order to such effect, no person claiming spousal benefits arising under such relationship shall be treated as a spouse or surviving spouse for any purpose under this Plan (except to the extent required under Section 7.11 hereof).

1.38	Starting Date. The term “Starting Date” shall have the meaning provided in Section 6.03.
1.39	Supplement. The word “Supplement” means any supplemental statement or schedule attached to and made a part of the Plan.
1.40

Termination of Employment.  Subject to Section 4.07, references under this Plan to a Termination of Employment, or to a Participant or employee who terminates employment, or the like, mean an employee’s ceasing to be in the active employ of the Company for any reason (including but not limited to quit, discharge, disability, layoff, retirement or entrance into military service) other than death or an authorized leave of absence.

1.41	Trust. The word “Trust” means the trust established by the Trust Agreement.
1.42	Trust Agreement. The term “Trust Agreement” means the trust agreement which at the time of reference governs the management of the Trust Fund, as more fully provided in Article 10.
1.43	Trust Fund. The term “Trust Fund” means the moneys and other properties from time to time held by the Trustee pursuant to the Plan.
1.44	Trustee. The word “Trustee” means the trustee or the trustees from time to time in office pursuant to the Trust Agreement.
1.45	Vested Retirement Pension. The term “Vested Retirement Pension” means the Retirement Pension described in Section 5.05 of the Plan.
1.46	Vesting Service. The term “Vesting Service” means years of Vesting Service counted in determining a Participant’s entitlement to nonforfeitable benefits, as described in Section 4.03.

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ARTICLE 2. Participation
2.01	General Rule.
(a)	Each Participant in the Plan on December 31, 1996 shall continue to be a Participant in the Plan on January 1, 1997.
(b)

Each employee not described in subsection (a) above shall become a Participant on the first day of the month next following the date on which he meets all of the following requirements (but not before January 1, 1988):

(1)	he is then at least age 21;
(2)	he has completed a 12-consecutive month period beginning on his Employment Date, or on any anniversary of his Employment Date, in which he had at least 1,000 Hours of Service; and
(3)	he is an Eligible Employee.
(c)	Notwithstanding subsection (b) of this Section 2.01, or any other provision of the Plan to the contrary, the following rules shall apply effective January 1, 2008:
(1)	no employee who is hired and first performs an Hour of Service for the Company on or after January 1, 2008 shall become eligible to participate in the Plan;
(2)

no employee who (A) terminated employment with the Company prior to January 1, 2008, and is reemployed at any time thereafter, or (B) is transferred (or re-transferred) to the employment of the Company from an Affiliate on or after January 1, 2008, shall be eligible to participate, or if applicable recommence participation, in the Plan.

2.02	Effect of Break in Service.
(a)

An individual who is a Participant shall cease to be a Participant upon his Termination of Employment unless he has a vested right to benefits under this Plan. A former employee who has a vested right to benefits under the Plan shall continue to be a Participant under this Plan until all vested benefits shall have been distributed in full. If annuity contracts are distributed to a Participant, the Participant shall have had his benefits under the Plan distributed in full.

(b)

If an employee has a Break in Service, he will have no rights under the Plan (other than rights in which he was vested before such Break in Service) unless and until he completes a 12-consecutive month period beginning on a later Reemployment Date, or on any anniversary of such Reemployment Date, during which he has at least 1,000 Hours of Service.

(c)	Upon completing a 12-consecutive month period as described in subsection (b) above:

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(1)	his years of Vesting Service and of Benefit Service completed before such Break in Service (if any) shall be restored to him, except to the extent lost under Section 4.05; and
(2)

if he was not a Participant before such Break in Service, he shall become a Participant as of the first date following the end of such Break in Service on which he has met the requirements of Section 2.01(b), applied by treating his Reemployment Date as an Employment Date.

2.03

Participation Automatic.  Each Eligible Employee who has met the requirements of this Article 2 shall become a Participant without further action on his part. No such employee will be permitted to refuse participation in the Plan.

2.04

Nonparticipating Divisions etc.  The Company may, in its discretion, determine that individuals employed in or by one or more specified divisions, plants, locations or other identifiable employee groups will not be eligible to participate in the Plan. In making any such determination, the Company shall not discriminate in favor of officers, shareholders or highly compensated employees so as to prevent the Plan from qualifying under Code § 401(a).

2.05	Special Election - - Plan Participants employed by the Company on January 1, 2008.
(a)

Each Eligible Employee who is employed by the Company on January 1, 2008, and (i) is a Participant in the Plan as of January 1, 2008, or (ii) may become a Participant in the Plan on or prior to January 1, 2009, in accordance with the rules of Section 2.01(b), shall be eligible to make an affirmative, irrevocable election to freeze the accrual of benefits under the Plan as of April 1, 2008 (or, if first eligible to participate after April 1, 2008 to waive participation in the Plan), on the condition that the Participant makes a concurrent election to participate in the “Mandatory Profit Sharing Contribution” feature of the Appleton Papers Inc. Retirement Savings and Employee Stock Ownership Plan (as such term is defined as of April 1, 2008).

(b)

The election described in subsection (a) shall be made in the form and manner prescribed by the Plan Administrator.  Such election shall be binding and enforceable as of April 1, 2008, and may not thereafter be rescinded or otherwise terminated, regardless of any subsequent revisions to the Appleton Papers Inc. Retirement Savings and Employee Stock Ownership Plan (including without limitation the Mandatory Profit Sharing Contribution feature).

(c)

The effect of such election shall be to treat the electing Participant in the same manner as a Participant who is in the employ of the Company other than as an Eligible Employee as of April 1, 2008, as described in Section 4.07 pertaining to Hours of Service credited during such period of employment.

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ARTICLE 3. Contributions
3.01

Amount.  Subject to Article 12 (Termination of the Plan), the Company will contribute to the Trust Fund for each Plan Year such sums as the Benefit Finance Committee, in its sole discretion, determines to be appropriate under the funding policy and method adopted by it for the Plan.  All such contributions will be made within the time required by law.

3.02	Nonreversion Clause.
(a)

It shall be impossible at any time prior to the satisfaction of all liabilities with respect to Participants and their Spouses and Beneficiaries under the Plan, for any assets of the Plan to be (within the taxable year or thereafter) used for or diverted to purposes other than for the exclusive benefit of the Participants and their Spouses and Beneficiaries (including the payment of the expenses of the administration of the Plan); provided however, that:

(1)

a contribution that is made by the Company by a mistake of fact may, to the extent it was made by a mistake of fact, be returned to the Company upon its request within one year after the payment of the contribution; and

(2)

all contributions are conditioned upon their deductibility under Code § 404, and to the extent that any contribution is not deductible, such contribution shall be returned to the Company upon its request within one year after the disallowance of such deduction.

(b)	Reserved.
ARTICLE 4. Service
4.01	Hour of Service.
(a)	“Hour of Service” shall mean each of the following, counted without duplication:
(1)

Paid Working Time:  Each hour for which an employee is paid or entitled to payment for duties performed for the Company. Such hours will be credited to the period in which duties were performed, and hours of pay at premium rates will count only as straight-time hours.

(2)

Paid Absence:  Each hour for which an employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability or pregnancy), layoff, jury duty, military duty or leave of absence, other than payments which only comply with applicable workers compensation, unemployment compensation or disability insurance laws or reimburse an Employee for medically related expenses.  Payments received under a severance pay plan or program (whether paid in a single sum or over a fixed period of time) after Termination of Employment are not included in determining hours to be credited

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under this Paragraph (2).  No more than 501 Hours of Service will be credited under this Paragraph (2) for any single continuous period (whether or not such period occurs in a single computation period).

(3)	Military Service: Each hour that would be a regularly scheduled working hour (or vacation or holiday) but for the employee’s absence in:
(A)

military service, if the employee is reemployed by the Company within 90 days after his discharge while he has reemployment rights under Federal law (or within such longer period during which he has such reemployment rights); or

(B)	military summer camp for a period not to exceed 2 weeks.
(4)

Sickness or Disability:  Each regularly scheduled working hour during a period not to exceed one year in which the employee is absent from employment with the Company on account of sickness or disability (whether paid or not), reduced by any such hours which are credited as Hours of Service under (2) above. Periods of Disability, as defined in Section 1.12, shall not be taken into account under this paragraph (4), but shall be taken into account to the extent provided in paragraph (7) below.

(5)

Authorized Leave of Absence:  Each regularly scheduled working hour during a period in which the employee is absent from employment with the Company on an authorized leave of absence (whether paid or not), reduced by any such hours which are credited as Hours of Service under paragraph (2) above.

(6)

Layoff:  Each regularly scheduled working hour during a period not to exceed one year in which the employee is absent from employment with the Company as a result of layoff (whether paid or unpaid), reduced by any such hours which are credited as Hours of Service under paragraph (2) above. Hours of Service credited under this paragraph (6) with respect to any period of layoff shall be disregarded if the employee fails to return to the employ of the Company within two weeks of the date of any recall from such layoff.

(7)

Long-Term Disability:  To the extent not disregarded in accordance with Section 5.04(d), each regularly scheduled working hour during a period of Disability, as defined in Section 1.12, reduced by any such hours which are credited as Hours of Service under either paragraphs (2) or (4) above.

(8)	FMLA Leave. Hours of Service shall be determined under the terms of the Family and Medical Leave Act of 1993, as amended from time to time, and any regulations thereunder.
(9)

Back Pay Awards:  Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company; provided that no more than 501 Hours of Service shall be credited on account of any back pay award or agreement with respect to a period in which no duties are or would have been performed for the Company. Such hours will be credited to the period or periods to which the back pay award or agreement pertains (rather than to the period in which the award, agreement or payment is made).

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(b)

Hours of Service described in paragraphs (a)(2) through (8) above will be credited to the period or periods in which occur the regularly scheduled hours with respect to which such Hours of Service are determined, beginning with the first such hours.

4.02	Determinations by Plan Administrator.
(a)

The Plan Administrator has the power and final authority (and sole discretion with respect to such power and authority) to determine the Hours of Service of any individual for all purposes of the Plan, and to that end may adopt such rules, presumptions and procedures permitted by law as it deems appropriate or desirable.

(b)

Without limiting the generality of the foregoing, the Plan Administrator may provide that the hours of regularly scheduled working time to be credited under Section 4.01(a)(2) and (3) to an employee without a regular work schedule will be determined on the basis of a 40-hour work week or an 8-hour work day or on any other reasonable basis which reflects the average hours worked by the employee or by other employees in the same job classification over a representative period of time, provided that the basis so used is consistently applied with respect to all employees within the same job classification, reasonably defined.

4.03	Vesting Service.
(a)	Subject to the further provisions of this Article 4, a Participant shall receive Vesting Service as follows:
(1)

Prior to January 1, 1976:  For the period prior to January 1, 1976, he is credited with the number of full years and fractions of a year in completed months of his “Continuous Service”, as defined in the Plan immediately prior to January 1, 1976. For this purpose completed months in excess of the number of such full years will be converted to tenths of years by crediting 1/12 of a year for each such month and then rounding up to the nearest tenth of a year.

(2)

On and After January 1, 1976:  He will be credited with 1 year of Vesting Service for each Plan Year beginning on or after January 1, 1976 in which he has at least 1,000 Hours of Service (whether before or after the date he became a Participant).

(3)

Former NCR Participants:  A person who was a Participant in the NCR Plan on June 30, 1978 and who becomes a Participant under this Plan as of July 1, 1978 shall be credited with Vesting Service as of July 1, 1978 at least equal to his “Years of Service” through June 30, 1978 as credited for vesting purposes under the NCR Plan as in effect on such date.

(b)

Notwithstanding the foregoing, a Participant’s Vesting Service shall not include any period of Vesting Service which was or would be lost as of December 31, 1984 under the provisions of Section 4.05 of the Plan as then in effect.

(c)

A Participant who has ten years of continuous service with the Company commencing prior to January 1, 1976 shall be credited with ten years of Vesting Service under the Plan, whether or not he is otherwise entitled to ten years of Vesting Service.

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(d)	For purposes of subsection (e) below, the following definitions shall apply:
(1)

Full-Time Employee:  The term “Full-Time Employee” means an Eligible Employee who, at the time of reference, (A) is employed by the Company in Full-Time Employment or (B) is employed by an Affiliate (i) in employment covered by a retirement plan that determines his vesting service under the elapsed time method or (ii) in Full-Time Employment other than employment covered under a retirement plan that determines his vesting service on the basis of computation periods.

(2)

Full-Time Employment:  The term “Full-Time Employment” means employment that is customarily for not less than 1,000 hours per year, including vacations and holidays and periods of authorized absence not in excess of 24 consecutive months.

(3)	Part-Time Employee: The term “Part-Time Employee” means an Eligible Employee of the Company or an Affiliate who is not employed in Full-Time Employment at the time of reference.
(4)

Service:  The term “Service” means the aggregate of (A) each period from an Eligible Employee’s Employment Date (or the day on which an employee first completes an Hour of Service described in Section 4.01(a)(1) after a Severance Date) to his next Severance Date and (B) if an employee shall perform an Hour of Service within twelve (12) months after a Severance Date (or, if such Severance Date occurs during a period of continued absence, within twelve (12) months after the first day of such absence), the period from such Severance Date (or from the first day of absence) to such Hour of Service.

(5)	Severance Date: The term “Severance Date” means the earliest of:
(A)	The date on which an employee quits, retires, is discharged or dies; or
(B)

The first anniversary of the first date of a period in which an employee remains absent from service (with or without pay) with the Company or an Affiliate for any reason (such as vacation, holiday, sickness, disability, leave of absence or layoff) other than (i) quitting, retirement, discharge or death, (ii) approved absence, or (iii) service with the armed forces of the United States; or

(C)

In the case of an employee who leaves employment with the Company or an Affiliate to enter into service with the armed forces of the United States, the last day of such employment prior to entering such service, unless (i) the Participant has reemployment rights under applicable law throughout the entire period of such service, (ii) upon discharge from such service he retains such reemployment rights (determined after taking into account the terms of such discharge), and (iii) he returns to the employ of the Company or an Affiliate within 90 days after the date of his completion of such service (or within such longer period during which his reemployment rights are protected by law).

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(e)

Subject to the further provisions of this Article 4, if a Participant is a Full-Time Employee at any time on or after December 31, 1988, his Vesting Service as used in Sections 4.05 and 5.05 shall be, for purposes of vesting under Section 5.05, the sum of his Vesting Service for periods prior to January 1, 1988 (and for service as a Part-Time Employee on and after January 1, 1988) as determined under subsection (a) above, and the number of years determined by aggregating all periods of Service on and after January 1, 1988 attributable to service as a Full-Time Employee, exclusive of periods that may be disregarded under Section 4.05 (and subsection (a) above shall not apply). For purposes of aggregating periods of service, (i) less than whole-year periods shall be aggregated on the basis that twelve (12) months or three hundred and sixty-five (365) days equal a whole year, and (ii) in aggregating days into months, thirty (30) days shall be deemed to be a month. Notwithstanding the foregoing provisions of this subsection (e), a Full-Time Employee who has at least 1,000 Hours of Service in the Plan Year beginning January 1, 1988 will be credited with a year of Vesting Service, in total, for that Plan Year.

(f)

Notwithstanding the foregoing, a Participant’s Vesting Service shall not include any period of Vesting Service which was or would be lost as of December 31, 1988 under the provisions of Section 4.05 of the Plan as in effect on December 30, 1988.

(g)

In the event the employee changes from a Part-Time Employee to a Full-Time Employee or from a Full-Time Employee to a Part-Time Employee, the above provisions of this Section 4.03, and the provisions of Section 4.05, shall apply in accordance with Section 4.08.

4.04	Benefit Service.
(a)	Subject to the further provisions of this Article 4, a Participant shall receive Benefit Service as follows:
(1)

Prior to January 1, 1976:  Benefit Service prior to January 1, 1976 will be the number of full years and fractions of a year in completed months of “Continuous Service,” as defined in the Plan immediately prior to January 1, 1976, except that years for which a Participant was eligible to participate in the former Combined Locks Profit Sharing Plan but for which he elected not to participate shall not be counted. For purposes of this Paragraph (1), completed months in excess of the number of such full years will be converted to tenths of years by crediting 1/12 of a year for each such month and rounding up to the nearest tenth of a year.

(2)

On and After January 1, 1976:  For Plan Years beginning on or after January 1, 1976, Benefit Service will be granted to each Participant on the basis of his total Hours of Service during such year and prior to his Normal Retirement Date which are attributable to employment as an Eligible Employee (“Eligible Hours”). For this purpose, Hours of Service credited for periods of absence from employment which immediately follow employment as an Eligible Employee shall be deemed to be attributable to employment as an Eligible Employee. If the Participant’s regularly scheduled work week throughout such Plan Year is at least 40 hours, he will be credited with one year of Benefit Service for each such Plan Year during which he completes at least 2,000 Eligible Hours. If the Participant’s regularly scheduled work week is not at least 40 hours throughout such year, he will be credited with one year of Benefit Service for each such Plan Year during

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which he completes the number of Eligible Hours determined in accordance with the following formula:

(2,000 x Hours in Regularly Scheduled Work Week)

40

In addition, for any such Plan Year during which the Participant completes less than the Eligible Hours required for a full year of Benefit Service, a fraction of a year of Benefit Service will be credited based on the ratio of his actual Eligible Hours during such Plan Year to the number of Eligible Hours so required for a full year of Benefit Service, rounded up to the nearest tenth.

(3)

Pre-1976 Service.  An employee who is a Participant in the Plan as of January 1, 2002, and who thereafter retires or terminates employment with the Company with a vested accrued benefit (determined without regard to periods of employment prior to January 1, 1976), shall be granted Benefit Service for periods of employment prior to 1976, but only to the extent not already included in the Participant’s accrued benefit.  Such periods of employment shall be recognized as Benefit Service pursuant to the rules of Section 4.04 (a)(1) hereof, except that such service need not be “Continuous” in order to qualify as such.

(b)

A Person who was a “Participant” in the NCR Plan on or before June 30, 1978 and who transferred directly to service as a Participant under this Plan on or before July 1, 1978 shall be credited with Benefit Service for the period up to the date of transfer at least equal to the years of “Benefit Service” standing to his credit under the NCR Plan as of such date.

(c)	Notwithstanding the foregoing, no Benefit Service shall be credited to a Pre-1988 Retiree with respect to any period after his Normal Retirement Date.
(d)

Notwithstanding the foregoing, a Participant’s Benefit Service shall not include any period of Benefit Service which was or would be lost as of December 31, 1984 under the provisions of Section 4.05 of the Plan as then in effect.

(e)

Notwithstanding any other provision of the Plan to the contrary (including, without limitation, any Appendix or Supplement to the Plan applicable to Eligible Employees), Benefit Service shall not include any Hours of Service performed after:

(1)	April 1, 2008, in the case of a Participant who has made the election referred to in Section 2.05(a); or
(2)	March 1, 2011, in the case of any other Participant.
4.05	Service Prior to a Break in Service.
(a)

Except as provided in subsection (b), if an employee with no vested rights under the Plan incurs five (5) consecutive Breaks in Service, and if the number of consecutive Plan Years constituting Breaks in Service equals or exceeds the employee’s aggregate number of years of Vesting Service as of the first such Break in Service, all of his Benefit Service and Vesting Service prior to such first Break in Service will be forever lost and forfeited, notwithstanding any other provisions of this Plan.

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(b)

If an employee with no vested rights under the Plan incurs a Severance Date on or after December 31, 1988 while a Full-Time Employee, the rules of this subsection (b) will govern in lieu of the rules of subsection (a).  If such an employee incurs an Elapsed Time Break in Service and the length of the Elapsed Time Break in Service equals or exceeds the greater of (i) five years or (ii) the employee’s aggregate number of years of Vesting Service (determined after giving effect to Section 4.03(e)) as of the Elapsed Time Break in Service, all of his Benefit Service and Vesting Service prior to the Break in Service will be forever lost and forfeited, notwithstanding any other provision of this Plan.

(c)

The term “Elapsed Time Break in Service” means a Severance Period of not less than 12 consecutive months. In the case of an individual who is absent from work for maternity or paternity reasons (as defined in Section 1.07), no portion of the first 12-consecutive month period of such absence shall count in determining the length of an Elapsed Time Break in Service. The term “Severance Period” means each period from an employee’s Severance Date to the next day on which the employee completes an Hour of Service described in Section 4.01(a)(1), excluding any period prior to January 1, 1989 in a Plan Year in which the employee had more than 500 Hours of Service.

(d)

The aggregate number of years of Vesting Service otherwise determined in accordance with the above provisions of this Section 4.05 shall not include any years of Vesting Service previously disregarded under the Break in Service rules of this Section 4.05 (or under Section 4.05 of the Plan as previously in effect).

4.06

Minimum Service Requirement Upon Reemployment.  If an employee has a Break in Service, all of his years of Vesting Service and of Benefit Service will be lost and disregarded for all purposes of the Plan until he shall comply with the provisions of Section 2.02. However, nothing in this Section 4.06 will deprive the employee of any benefits in which he was vested at the time he incurred such Break in Service.

4.07	Service with Affiliates, etc.
(a)

If an employee is transferred to employment with an Affiliate, or to employment with the Company other than as an Eligible Employee, he will not be deemed to have terminated employment for purposes of this Plan until such time as he is employed neither by the Company nor by an Affiliate. However, an individual who is employed by an Affiliate other than a Controlled Group Affiliate shall not be treated as continuing in employment by reason thereof at any time after he has become vested in a Retirement Pension hereunder.

(b)

Upon retirement or other Termination of Employment or death while in the employ of an Affiliate or in the employ of the Company other than as an Eligible Employee, a Participant’s benefit under this Plan (if any) shall be determined as if he had then retired, terminated employment or died for purposes of this Plan, based on his Final Average Monthly Compensation as of first to occur of (1) his date of retirement, (2) Termination of Employment, (3) death, (4) for a Participant who made the election under Section 2.05(a), January 1, 2008 or (5) March 1, 2011 for all other Participants, and his Benefit Service and the benefit formula in effect under Article V as of the date of transfer to the Affiliate or to employment other than as an Eligible Employee.

(c)	Hours of Service, as defined in Section 4.01(a)(1) and (2), and Vesting Service will be credited for employment with an Affiliate as if the Affiliate were the Company, and for EAST\83473092.3 18 employment with the Company other than as an Eligible Employee as if such employment were covered under this Plan. However, no Benefit Service, or Hours of Service, as defined in Section 4.01(a)(3), shall be credited for such employment, except as expressly provided in Section 5.03.

(d)

In determining whether a Participant has sufficient years of Vesting Service to be eligible for an Early Retirement Pension under Section 5.02 or a Vested Retirement Pension under Section 5.05, no credit shall be given for service with any Affiliate prior to the date it first became an Affiliate.

4.08	Transfers Between Hours of Service and Elapsed Time Computations.
(a)

If an employee transfers to service accounted for under this Plan on the basis of computation periods from service accounted for under this Plan, or under another qualified plan of the Company or an Affiliate, on a different basis (i.e., on the elapsed time method), the Eligible Employee shall receive credit for purposes of eligibility to participate and, in the case of a Part-Time Employee) vesting, as of the date of transfer, for the number of one (l) year periods of service credited to him under such elapsed time method as of the date of transfer, and, in the computation period that includes the date of transfer, for the number of Hours of Service determined by crediting 190 Hours of Service for each month or part thereof included in any fractional part of a year credited to him as of the date of transfer. In applying this Section 4.08, the twelve (12) month period described in Section 2.01(b)(2) shall be treated as an eligibility computation period.

(b)

If an employee transfers to service accounted for under this Plan under the elapsed time method from service accounted for under this Plan (or under another qualified plan of the Company or an Affiliate) on the basis of computation periods, the employee’s Vesting Service for the period during which vesting (under this Plan or such other plan) was determined on the basis of computation periods and through the close of the computation period in which such transfer occurs, shall be (i) the number of years of vesting service credited to him as of the start of such computation period under the computation period based plan rules theretofore applicable and (ii) for the computation period in which such transfer occurs, the greater of (A) his vesting service as of the date of transfer determined under such rules or (B) his Vesting Service for the entire such computation period determined under the elapsed time rules of this Plan.

4.09	Compliance with the Uniformed Services Employment and Reemployment Rights Act of 1994.
(a)	Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credits with respect to qualified military service will be provided in accordance with Code § 414(u).
(b)

In the case of a death or disability occurring on or after January 1, 2007, if a participant dies while performing qualified military service (as defined in Code § 414(u)), the survivors of the participant are entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan as if the participant had resumed and then terminated employment on account of death.

(c)	For years beginning after December 31, 2008, (i) an individual receiving a differential wage payment, as defined by Code § 3401(h)(2), shall be treated as an employee of the EAST\83473092.3 19

Company, (ii) the differential wage payment shall be treated as compensation, and (iii) the Plan shall not be treated as failing to meet the requirements of any provision described in Code § 414(u)(1)(C) by reason of any contribution or benefit which is based on the differential wage payment.

ARTICLE 5. Retirement Pension
5.01	Retirement At or After Normal Retirement Age.
(a)

If a Participant with a nonforfeitable right to a Retirement Pension terminates employment at or after attaining Normal Retirement Age and on or after January 1, 1989, he will be entitled to a Normal Retirement Pension in a monthly amount equal to the sum of:

(1)	1% of his Final Average Monthly Compensation not in excess of 1/12 of his Covered Compensation, times his years of Benefit Service up to 35 such years, and
(2)	1.4% of his Final Average Monthly Compensation in excess of 1/12 of his Covered Compensation, times his years of Benefit Service up to 35 such years,

but in no event shall such monthly amount be less than a monthly amount determined by multiplying his years of Benefit Service, including proportionate credit for each tenth of a year, by the Minimum Benefit Formula set forth in subsection (b) below.

(b)

If a Participant with a nonforfeitable right to a Retirement Pension terminates employment before January 1, 1989 at or after attaining Normal Retirement Age, he will be entitled to a Normal Retirement Pension in a monthly amount equal to the excess of:

(1)	1.5% of his Final Average Monthly Compensation, times his years of Benefit Service, over
(2)	1.5% of his Primary Insurance Amount, times his years of Benefit Service (up to a maximum of 50%),

but in no event shall such monthly amount be less than, with respect to a Participant whose employment terminates (or in the case of a Pre-1988 Retiree who attains his Normal Retirement Date, if earlier) within the dates indicated below, a monthly amount determined by multiplying his years of Benefit Service, including proportionate credit for each tenth of a year (as of his Normal Retirement Date in the case of a Pre-1988 Retiree) by a Minimum Benefit Formula as follows:

Date upon which employment terminates

(or, in the case of a Pre-1988 Retiree,

Normal Benefit Retirement DateMinimum

is attained if earlier)Formula

On or AfterPrior to

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---Jan. 1, 198010.00

Jan. 1, 1980Jan. 1, 198212.00

Jan. 1, 1982Jan. 1, 198313.50

Jan. 1, 1983Jan. 1, 198415.00

Jan. 1, 1984    Jan. 1, 198916.00

Jan. 1, 1989Jan. 1, 199517.00

Jan. 1, 1995Jan. 1, 199922.00

Jan. 1, 1999      — 27.00

Solely with respect to Participants who are regularly scheduled to work over 1800 Hours of Service each Plan Year and who terminate employment on or after July 1, 2001, the following Minimum Benefit Formula shall apply:

Date upon which employment terminatesMinimum Benefit

Formula

On or AfterPrior to

July 1, 2001      — 36.50

(c)	Notwithstanding the foregoing:
(1)

the portion of a Participant’s Normal Retirement Pension attributable to Benefit Service prior to January 1, 1976 shall not be less than the sum of the Participant’s “Future Service Retirement Income Credit” and “Past Service Retirement Income Credit” as determined under the Plan as in effect immediately prior to January 1, 1976;

(2)

a Participant’s Normal Retirement Pension shall not be less than the largest Early Retirement Pension that would have been payable under Section 5.02(b)(2) or Section 5.05(c) had his Termination of Employment occurred on any date on which he would have been entitled to an Early Retirement Pension thereunder (but based on his Primary Insurance Amount in effect at the later of his date of actual termination and Normal Retirement Date, or in the case of a Pre-1988 Retiree, at his Normal Retirement Date); and

(3)

a Participant’s Normal Retirement Pension shall not be less than a monthly amount equal to the amount to which he would be entitled under the provisions of subsection (b) above determined as if the Participant had terminated employment on December 31, 1988.

(d)

Payment of a Participant’s Normal Retirement Pension shall start on the first day of the month coincident with or next following the later of his Normal Retirement Date or his Termination of Employment.

(e)

Notwithstanding Section 5.01(a), in the case of a Participant who continues in employment after age 70-1/2, the cumulative increases in his Retirement Pension after Normal Retirement Age (if any) shall be reduced by the Actuarial Equivalent of the cumulative amount of distributions made to the Participant pursuant to Section 7.10, provided that in no event shall such a Participant’s Retirement Pension for any Plan Year thereby be reduced below the amount of his Retirement Pension at the end of the preceding Plan Year as determined in accordance with this Section 5.01 (taking into

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account both additional accruals and distributions made through the end of such prior Plan Year).
(f)

A Participant’s Normal Retirement Pension shall be nonforfeitable upon attainment of such Participant’s Normal Retirement Age, if such Participant is employed by the Company or an Affiliate on such date.

(g)

Unless otherwise provided under the Plan, each section 401(a)(17) Participant’s accrued benefit under this Plan will be the greater of the accrued benefit determined for the Participant under (1) or (2) below:

(1)

the Participant’s accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant’s total years of service taken into account under the Plan for the purposes of benefit accruals, or

(2)	the sum of:
(A)	the Participant’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and
(B)

the Participant’s accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant’s years of service credited to the Participant for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

A “section 401(a)(17) Participant” means a Participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

5.02	Early Retirement Pension.
(a)

If a Participant’s employment terminates on or after the date he has both reached age 55 and completed at least 10 years of Vesting Service exclusive of Vesting Service credited for period of employment with an Affiliate other than a Controlled Group Affiliate (and before attaining Normal Retirement Age), he shall be eligible to receive an Early Retirement Pension.

(b)	Such Early Retirement Pension will be whichever benefit described in Paragraphs (l) or (2) below as the Participant elects, at such time and in such manner as the Plan Administrator prescribes:
(1)	Payment at Normal Retirement Date: A Retirement Pension starting on his Normal Retirement Date in a monthly amount calculated under the formula set forth in Section 5.01 on the following basis:
(A)	In the case of an amount calculated under Section 5.01(a), such Section shall be applied based on Final Average Monthly Compensation and EAST\83473092.3 22

years of Benefit Service (up to 35 such years) at the date of his Termination of Employment; and
(B)	In the case of an amount calculated under Section 5.01(b) (including an amount calculated under Section 5.01(c)(3)):
(i)

Sections 5.01(b)(1) and (2) shall be applied based on the Participant’s Final Average Monthly Compensation and Benefit Service at the date of his Termination of Employment (or deemed Termination of Employment); and

(ii)

The Social Security offset referred to in Section 5.01(b)(2) shall be calculated based on the Participant’s Primary Insurance Amount determined under Section 1.30(b) and by using Benefit Service as if he had continued in Benefit Service from his date of Termination of Employment (or deemed Termination of Employment) to his Normal Retirement Date; the amount so determined shall then be multiplied by a fraction, the numerator of which is the Participant’s Benefit Service at his Termination of Employment (or deemed Termination of Employment) and the denominator is the Benefit Service the Participant would have accumulated if he had continued in Benefit Service until his Normal Retirement Date.

(2)

Payment Before Normal Retirement Date:  A Retirement Pension starting on the first day of any month coincident with or following the date his employment terminates and before his Normal Retirement Date, in a monthly amount determined under paragraph (l) above, reduced in accordance with Table A in the case of a Participant whose Termination of Employment occurred on or after January 1, 1989 or with Table B in the case of a Participant whose Termination of Employment occurred before January 1, 1989.

Table A

Age at PensionPercentage of Pension Payable

Commencement DatePrior to Normal Retirement Date

64100%

63100%

62100%

61  97%

60  94%

59  91%

58  88%

57  85%

56  82%

55  79%

(An adjustment shall be made by straight line interpolation for ages that are not integral.)

Table B

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Age at PensionPercentage of Pension Payable

Commencement DatePrior to Normal Retirement Date

64100%

63100%

62100%

6193.3%

6086.7%

5980.8%

5875.2%

5769.4%

5663.5%

5557.9%

(An adjustment shall be made by straight line interpolation for ages that are not integral.)

Notwithstanding the foregoing provisions of this paragraph (2), in the case of a Participant who terminates employment on or after January 1, 1989 but whose Normal Retirement Pension is determined under Section 5.01(c)(3), the reduction for early commencement shall be determined in accordance with Table B; provided that his Early Retirement Pension as so determined shall not be less than the amount to which he would be entitled if Section 5.01(c)(3) were disregarded (i.e., if his Normal Retirement Pension were determined under Section 5.01(a) with the reduction for early commencement determined under Table A).

5.03	Service Under Other Plans.
(a)

Except as provided in subsection (b) below, if a Participant’s employment with the Company terminates while he is an Eligible Employee, his Retirement Pension (if any) under this Plan will be determined by treating as Benefit Service under this Plan any service with the Company for which he receives benefit credit under any other retirement plan maintained by the Company; provided, that the amount of additional Retirement Pension attributable to such Benefit Service will be reduced to the extent required by Section 5.07.

(b)

If a Participant transfers to the employment of the Company directly from service with a non-US Affiliate of the Company, such Participant shall be treated as an Eligible Employee as of the effective date of transfer (provided, that any individual who is on secondment or other developmental assignment to the Company shall not be treated as an Eligible Employee until the first day after such assignment ends and such individual is no longer eligible to accrue benefits under the pension plan of the non-US Affiliate, as determined by the Company), and his Retirement Pension (if any) under this Plan will be determined as follows:

(1)

If such Participant terminates employment with the Company (or, upon a subsequent retransfer to a non-US Affiliate, with such non-US Affiliate) prior to becoming eligible for a Retirement Pension under Section 5.01, 5.02 or 5.04 hereof, by treating as Benefit Service and Vesting Service only that service credited for the period of service with the Company as an Eligible Employee;

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such Participant shall be entitled to a Vested Retirement Pension (if any) only as provided in Section 5.05 hereof.
(2)

If such Participant retires, becomes disabled or dies while employed by the Company, by treating as Benefit Service and Vesting Service any service with such non-US Affiliate for which he receives benefit credit under any retirement plan maintained by such non-US Affiliate; provided, that the amount of additional Retirement Pension attributable to such Benefit Service will be reduced to the extent required by Section 5.07.  Such Participant shall be entitled to a Retirement Pension (as applicable) as provided in Section 5.01, 5.02 or 5.04 hereof, as applicable.

(3)

If such Participant is retransferred to a non-US Affiliate after becoming a Participant under this Plan, and such Participant retires, becomes disabled or dies while employed by such non-US Affiliate, by treating as Benefit Service and Vesting Service only that service credited for the period of service with the Company as an Eligible Employee, and by applying the terms of Section 4.07 hereof; such Participant shall be entitled to a Retirement Pension hereunder as provided in Section 5.01, 5.02 or 5.04 hereof, as applicable.

(c)	This Section 5.03 shall not apply to the Appleton Papers Retirement Savings and Employee Stock Ownership Plan or the Appleton Papers Retirement Medical Savings Plan.
5.04	Disability Retirement Pension.
(a)

If, as a result of a Disability incurred while employed as an Eligible Employee, a Participant becomes entitled to benefits under a long-term disability plan maintained by the Company, and such benefits start on or after June 1, 1979 and before March 1, 2011, the Participant will be eligible to receive a Disability Retirement Pension, subject to the further provisions of this Section 5.04.

(b)

Such Disability Retirement Pension will start on the Participant’s Disability Pension Starting Date (as defined below) in a monthly amount equal to the Normal Retirement Pension determined under Section 5.01, based on:

(1)	the Benefit Formula applicable to terminations of employment occurring on the date the Participant’s long-term disability benefits start,
(2)	his Final Average Monthly Compensation, determined as of the last day of the period for which Compensation is imputed as a result of such Disability as provided in Section 1.17(c), and
(3)

his Benefit Service and Vesting Service as of the earlier of his Disability Pension Starting Date or March 1, 2011 (after taking into account the Benefit Service  and Vesting Service credited under subsection (c) of this Section 5.04); provided, however, that if the Minimum Benefit Formula under Section 5.01(a) was used to calculate a Disability Retirement Pension that commenced prior to January 1, 1984, such pension shall be adjusted, effective January 1, 1984, by recalculating it based on the Minimum Benefit Formula in effect on that date.

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(c)	If a Participant who is or becomes eligible for a Disability Retirement Pension pursuant to Section 5.04(a) before March 1, 2011:
(1)

recovers from his Disability prior to his Disability Pension Starting Date and returns to the employ of the Company or an Affiliate within ninety (90) days after the end of such Disability and prior to working full-time for any other person (disregarding any employment which is primarily for the purpose of rehabilitation), or

(2)	does not recover from his Disability prior to attainment of his Disability Pension Starting Date,

he shall be deemed to have continued as a Participant under the Plan and the period of his Disability prior to the earlier of his Disability Pension Starting Date or March 1, 2011 shall be treated as Vesting Service and Benefit Service, and Compensation shall be imputed for that period as provided in Section 1.17(c).

(d)

If a Participant recovers from his Disability prior to his Disability Pension Starting Date and does not return to the employ of the Company or an Affiliate within the aforesaid 90-day period, or if he refuses to submit proof of continued Disability as required under subsection (e) below, he shall be deemed to have terminated his employment with the Company as of the date of commencement of his Disability, and no Vesting Service or Benefit Service or Hours of Service shall be credited for any period after the commencement of his Disability, and his right, if any, to benefits under the Plan shall be determined on that basis.

(e)

As a condition of entitlement to a Disability Retirement Pension, the Plan Administrator may require such proof of the Participant’s continued Disability as it deems necessary at the time, and from time to time prior to the Participant’s Disability Pension Starting Date, including having the Participant examined, at the Company’s expense, by a duly licensed physician selected by the Plan Administrator.

(f)

For purposes of this Plan, “Disability Pension Starting Date” means Normal Retirement Date in the case of a Participant whose long-term disability benefits begin prior to such date; provided that a Participant who is entitled to long-term disability benefits after his Normal Retirement Date (whether beginning before or after such date) may elect to treat the first day of the month on or after the date his long-term disability benefits end as his Disability Pension Starting Date.

5.05	Vested Retirement Pension.
(a)

Upon the Termination of Employment of a Participant who is not eligible for a Retirement Pension under the preceding provisions of this Article V and who has completed at least 5 years of Vesting Service, he shall be eligible to receive a Vested Retirement Pension.

(b)

Such Vested Retirement Pension will start as of the Participant’s Normal Retirement Date in a monthly amount determined in accordance with Section 5.02(b)(1) as in effect on the date of Termination of Employment, or, if the Participant so elects (at such time and in such manner as the Plan Administrator shall prescribe), as of the first day of any prior month coinciding with or following his 55th birthday in a monthly amount determined as under Section 5.02(b)(1), reduced as follows:

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Age in Years and Completed Months When Pension Commences	Percentage of Pension Commencing at Normal Retirement Date
65 and no months	100%
64 and no months	89%
63 and no months	79%
62 and no months	71%
61 and no months	64%
60 and no months	58%
59 and no months	52%
58 and no months	47%
57 and no months	42%
56 and no months	38%
55 and no months	34%

If a Pension begins at a date between the above-stated ages, the reduction shall be calculated by straight-line interpolation of the applicable above-stated percentage.

(c)

Notwithstanding subsection (b) above, in the case of a Rule of 65 Retiree, the reduction for a commencement of a Vested Retirement Pension prior to the Participant’s Normal Retirement Date shall be in accordance with the table set forth under Section 5.02(b)(2) rather than in accordance with the table set forth in subsection (b) above.

(d)

(1)  Effective December 1, 2014, if a Participant who meets the eligibility requirements of paragraph (3) below so elects (at such time and in such manner as the Plan Administrator shall prescribe) the Participant’s Vested Retirement Pension will start as of the date elected by such Participant, which may be the first day of any month thereafter following such Participant’s termination of employment and prior to his 55th birthday, in a monthly amount determined under Section 5.02(b)(1), reduced pursuant to the actuarial factors in Section 1.07 of Appendix A, provided, further, that the percentages set forth in the tables used in determining Vested Retirement Pensions or Early Retirement Pensions as applicable to such Participant under this Article V shall be used to determine the reduction in the Participant’s monthly amount from the Participant’s Normal Retirement Date to the Participant’s 55th birthday, but only to the extent the percentages set forth in such tables produce a lower monthly amount of benefit.

(2)  Notwithstanding anything herein to the contrary, for a Participant whose Vested Retirement Pension is subject to the provisions of a Supplement: (i) the Participant’s monthly amount under this subsection will be determined under the provisions of the applicable Supplement applicable to a Vested Retirement Pension starting as of the Participant’s Normal Retirement Date, (ii) the actuarial factors used to reduce the monthly amount will be the actuarial factors in Section 1.07 of Appendix A as modified by the applicable Supplement, and (iii) the tables referred to in the proviso in paragraph (d)(1) above will be the tables applicable to such Participant under the applicable Supplement.

(3)  A Participant is eligible under this Section 5.05(d) if: (i) the Participant terminates employment on or after July 1, 2014, (ii) the Participant’s long term disability benefits under the Company’s long term disability plan terminate on or after July 1, 2014, or (iii) the Participant’s Retirement Pension  is subject to a domestic relations order determined

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to constitute a Qualified Domestic Relations Order by the Plan Administrator, provided that such a Participant terminated employment on or after July 1, 2014.

5.06

Reemployment Before Pension Commencement Date.  If a Participant who is entitled to a Retirement Pension in accordance with Section 5.02(b)(1) or 5.05 is reemployed by the Company before his Pension Commencement Date, benefits based on his Benefit Service credited after such reemployment will be based on the benefit formula in effect at the time of his subsequent Termination of Employment (or for a Pre-1988 Retiree, his Normal Retirement Date, if earlier).  In such event, the amount of Retirement Pension payable with respect to Benefit Service credited prior to such reemployment will not be increased by any applicable increase in the benefit formula that may have occurred subsequent to the date of such previous Termination of Employment, until the Participant has been reemployed for a period of continuous active employment of at least 12 months.

5.07	Non-Duplication of Benefits.
(a)

Any Retirement Pension payable under the Plan with respect to a period of Benefit Service for which payment is to be made from another funded pension or profit-sharing retirement plan maintained by the Company or an Affiliate, or to which the Company or any Affiliate contributes or has contributed, shall be reduced by the amount of pension or other payments (on an Actuarially Equivalent basis) payable under such other plan with respect to such period of service; provided, that such reduction shall in no event reduce the Participant’s benefit from this Plan below the accrued benefit determined for the Participant without regard to the benefit derived from such other plan.

(b)

The Actuarially Equivalent benefit derived from the retirement plan of a non-US Affiliate, as provided in Section 5.03 hereof, shall be determined and fixed as of the Participant’s pension commencement date.  The currency exchange rate for determining the US dollar value of such benefit shall be determined as follows:  as of each December 31 the average currency exchange rate for the applicable currency for the 5-year period ending on such date shall be calculated.  Such rate shall apply to all retirements commencing on the January 1 next following, and shall continue to apply to retirements commencing through December 31 of that year.

(c)	This Section 5.07 shall not apply to participation in the Appleton Papers Retirement Savings and Employee Stock Ownership Plan.
5.08

Special Retirement Enhancement Programs.  From time to time the Company may elect to offer enhanced retirement benefits to a limited group of participants for a limited period of time (a “Special Retirement Enhancement Program”).  Each Special Retirement Plan shall be described in Appendix C to the Plan.

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ARTICLE 6. Pre-retirement Surviving Spouse Benefits
6.01	Special Spouse Benefit.
(a)	A “Special Spouse Benefit” shall be paid to a Participant’s surviving spouse if the Participant dies:
(1)	while employed by the Company;
(2)	with at least 10 years of Vesting Service; and
(3)	if the sum of the Participant’s age (including proportionate credit for each tenth of a year) and years of Benefit Service is 65 or greater.
(b)

The term “Vesting Service” shall be substituted for the term “Benefit Service” in subsection (a) above for Participants who (1) make an election pursuant to Section 2.05(a) in lieu of continuing to accrue Benefit Service under this Plan, (2) transfer to employment with a Controlled Group Affiliate on or after April 1, 2008, or (3) cease to accrue Benefit Service effective March 1, 2011; provided that for any Plan Year no more than one year of Service (“Benefit” or “Vesting”) shall be recognized.  Such substitution shall apply from the date the event described in item (1), (2) or (3) occurs.

6.02	Form and Amount of Special Spouse Benefit.
(a)

The Special Spouse Benefit will be a monthly benefit equal to 50% of the monthly pension that would have been paid to the Participant if he had started to receive an Early Retirement Pension on the day before his death in the form of a Qualified Joint and Surviving Spouse Annuity but without any reduction for commencement of such pension prior to Normal Retirement Age.  The amount of this annuity will, however, be determined after giving effect to the actuarial reduction required under Section 1.33(b) to convert the amount of pension payable in the form described in Section 7.01 into an actuarially equivalent amount payable as a Qualified Joint and Surviving Spouse Annuity. Notwithstanding the above provisions of this Section 6.02(a), the Special Spouse Benefit will not be less than the Pre-Retirement Surviving Spouse Annuity to which the Surviving Spouse would have been entitled if Section 6.03 had applied to the Participant.

(b)

The Special Spouse Benefit will be payable monthly for the lifetime of the Participant’s surviving spouse, the first monthly payment to be made for the month next following the month in which the Participant dies and the last monthly payment to be made for the month in which the spouse dies.

6.03	Pre-Retirement Surviving Spouse Annuity.
(a)

Application.  The provisions of this Section 6.03 shall apply to any Participant who (l) is credited with at least one paid working hour or hour of paid leave under the Plan on or after August 23, 1984, (2) is not covered by the Special Spouse Benefit under Sections 6.01 and 6.02 and (3) is vested in his accrued benefit under the Plan, and to any eligible Participant electing to have such provisions apply under Section 6.04 (a “Covered Participant”).

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(b)	Definitions.
(1)

The term “Pre-Retirement Surviving Spouse Annuity” means a monthly benefit beginning on the Starting Date and ending with a payment made on the first day of the month in which the Spouse’s death occurs, in an amount equal to the monthly benefit that would have been payable to the Surviving Spouse of the Participant if such Participant had terminated employment on the earlier of the date of his death or the date of any prior actual termination, had survived until the Starting Date and had begun to receive a Retirement Pension in the applicable post-retirement form immediately prior to the Starting Date and then died on the Starting Date.  For this purpose, the applicable postretirement form shall be whichever benefit form described in Section 7.05 that the Participant has elected in accordance with Section 7.04 or, if an election under Section 7.04 has not been made, a Qualified Joint and Surviving Spouse Annuity.

(2)

The term “Starting Date” means:  (1) in the case of a Participant who dies before his Normal Retirement Date, the day that would have been the Participant’s Normal Retirement Date, or if the Surviving Spouse so elects, the first day of any earlier month following (A) the day the Participant dies if he dies on or after his Earliest Retirement Age or (B) in any other case the day he would have attained his Earliest Retirement Age had he survived, but crediting no years of Vesting Service for periods following his actual date of death for this purpose, and (2) in the case of a Participant who dies after his Normal Retirement Date and before his Pension Commencement Date shall be the first day of the month following his death.

(c)

Surviving Spouse Benefit.  If a Participant to whom this Section 6.03 applies dies before his Pension Commencement Date, his Surviving Spouse, if any, will receive a Pre-Retirement Surviving Spouse Annuity.

(d)	Death of Spouse. If the Participant’s Spouse dies before the Participant, the Pre-Retirement Surviving Spouse Annuity coverage shall be deemed revoked at the date of the Spouse’s death.
(e)	Cost of Benefit. The benefit provided under this Section 6.03 may not be waived (or another beneficiary selected) and the Plan shall fully subsidize the costs of such benefit.
6.04

Application to Participants Previously Terminated after ERISA Effective Date.  Any living Participant not receiving benefits under the Plan on August 23, 1984 (and whose benefits had not been distributed by purchase of an annuity contract prior to that date) who would otherwise not receive the benefits described by Section 6.03, shall nevertheless be eligible for such benefits if such Participant was credited with at least one paid hour of service on or after January 1, 1976, and such Participant had at least 10 years of Vesting Service when he separated from service.

6.05	Plan Death Benefits. No benefit will be payable under this Plan upon the death of a Participant, except as specifically provided in the foregoing provisions of this Article 6 or in Article 7.

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ARTICLE 7. Method of Payment
7.01	Normal Form of Benefit.
(a)

Except as otherwise provided in this Article 7, a Participant’s Retirement Pension will be payable monthly for the lifetime of the Participant, starting on his Pension Commencement Date determined under Article 5 and ending with the payment for the month in which the Participant dies.

(b)

The Plan Administrator will notify the Participant when a benefit under the Plan is required.  Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code § 417(a)(3) and  Treas. Reg. § 1.417(a)(3)-1.

7.02	Automatic Post-Retirement Surviving Spouse Option.
(a)

Application:  The provisions of this Section 7.02 shall apply to any Participant who is credited with at least one paid working hour or hour of paid leave under the Plan on or after August 23, 1984 and whose benefits did not begin before January 1, 1985.

(b)

Qualified Joint and Surviving Spouse Annuity:  A Participant’s vested accrued benefit under the Plan shall be paid in the form of a Qualified Joint and Surviving Spouse Annuity unless (l) the Participant makes a Qualified Election to be paid in the normal form described in Section 7.01,  (2) the Participant elects a joint and 75% or 100% surviving spouse annuity under Section 7.05, or (3) the Participant elects a lump sum payment under Section 7.05.

(c)

Information to Participants:  No less than 30 days and, effective January 1, 2007, no more than 180 days, before his Pension Commencement Date, each Participant shall be given a written notification in nontechnical terms of:

(1)	the terms and conditions of the Qualified Joint and Surviving Spouse Annuity,
(2)	the right of the Participant to make, and the effect of, a Qualified Election,
(3)	the right of the Participant’s Spouse to consent or not to consent to such an election,
(4)	the right of a Participant to make, and the effect of, a revocation of a Qualified Election, and
(5)	such other information as may be required under applicable regulations.
(d)

Information to Participants (distribution other than a Qualified Joint and Survivor Annuity).  Notwithstanding the preceding, the Pension Commencement Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described above, if the following requirements are met:

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(1)

the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) a form of distribution other than a Qualified Joint and Survivor Annuity.

(6)

the Participant is permitted to revoke any affirmative distribution election at least until the Pension Commencement Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant, and

(7)	the Pension Commencement Date is a date after the date that the written explanation was provided to the Participant.
7.03	Participants Terminating after September 1, 1974 and before ERISA Effective Date.
(a)

Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one paid hour of service under this Plan on or after September 2, 1974, and who is not covered by Section 7.02 of this Plan, or by the qualified joint and survivor annuity provisions of Section 7.02 of this Plan as in effect on August 22, 1984, must be given the opportunity to have his benefits paid in accordance with such qualified joint and survivor annuity provisions.

(b)	Such election may be made at any time during the period from August 23, 1984 to the Participant’s Pension Commencement Date.
7.04	Election of Optional Forms of Payment.
(a)

A married Participant may elect to receive a Retirement Pension payable in an optional form described in Section 7.05(a) instead of a Qualified Joint and Surviving Spouse Annuity; provided, however, that, notwithstanding anything herein to the contrary, a Participant who is eligible for a Retirement Pension pursuant to Section 5.05(d) may not elect the 100% surviving spouse option. The benefits payable under such optional form will be reduced in accordance with Section 1.02 or 1.03 of Appendix A (whichever applies) so as to be the Actuarial Equivalent of the benefits otherwise payable in the normal form described in Section 7.01.

(b)

Effective December 1, 2014, an eligible Participant described in Section 7.05(b) may elect to receive the value of his Retirement Pension in the form of an immediate single lump sum payment as described in Section 7.05(b) instead of a Qualified Joint and Surviving Spouse Annuity, an optional form described in 7.05(a) or an applicable Supplement, or the normal form of benefit described in Section 7.01(a).

(c)Except as modified under Section 7.02, any election of an optional form of payment described in Section 7.05 must be in writing on a form prescribed by the Plan Administrator and shall become effective on the later of the Participant’s Pension Commencement Date and thirty (30) days following his receipt of the notice described in Section 7.02, and may be revoked at any time prior to the Pension Commencement Date.

7.05	Optional Forms of Payment.

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(a)	75% or 100% Surviving Spouse Option.
(1)

The 75% or 100% surviving spouse option will provide a reduced monthly amount of Retirement Pension for the lifetime of the Participant and, at the time of the Participant’s death, for the continuance of 75% or 100% of such reduced monthly amount to the Participant’s Spouse, to be paid for the remainder of the Spouse’s lifetime, provided that such Spouse was married to the Participant on his Pension Commencement Date.

(2)

With respect to the 100% Surviving Spouse Option, if a Participant other than (i) a Participant who has provided the Plan Administrator with a certificate of good health as of such Participant’s Pension Commencement Date, by a doctor satisfactory to the Plan Administrator, or (ii) a Participant who dies of accidental causes, dies within three (3) years after his Pension Commencement Date, such election shall be null and void as to any Beneficiary or the Participant’s estate and the Participant’s Spouse (if any) shall receive the benefit that would have been payable to the survivor under the Qualified Joint and Surviving Spouse Annuity form had no election been made hereunder.

(3)

If the Participant’s Spouse dies before his Pension Commencement Date, the Participant’s election of this option shall be null and void. If the Spouse dies before the Participant but after the Participant’s Pension Commencement Date no benefits will be payable under this option upon the death of the Participant, but the Participant’s Retirement Pension shall continue to be payable to him during his life in the reduced amount provided under the option.

(b)

Lump Sum Payment Option.  Effective with respect to distributions on or after December 1, 2014, Participants who terminate employment on or after July 1, 2014 may elect in accordance with Section 7.04(b) to receive their Retirement Pension in the form of an immediate single lump sum payment.  The lump sum payment option shall provide a single lump sum payment of the Actuarial Value (determined by using the assumptions set forth in Section 1.07 of Appendix A to this Plan) of the Participant’s Retirement Pension otherwise payable in the normal form described in Section 7.01 without taking into account any subsidy for an Early Retirement Pension described in Section 5.02 of the Plan or in any applicable Supplement.  Notwithstanding the foregoing, in no event shall a lump sum payment under this subsection (b) exceed the limits set forth in Section 14.02(b).  The lump sum payment option described in this subsection (b) shall also be available to (i) Participants whose long term disability benefits under the Company’s long term disability plan terminate on or after July 1, 2014 and (ii) Participants whose Retirement Pensions are subject to a domestic relations order determined to constitute a Qualified Domestic Relations Order by the Plan Administrator, provided that such a Participant terminated employment on or after July 1, 2014.

7.06	Reemployment of Pensioner.
(a)

If a Participant starts receiving his Retirement Pension and is later reemployed by the Company, any monthly pension payments he is then receiving will be suspended to the extent provided under Section 7.09.  During the period of reemployment he will be eligible to accrue Benefit Service under the then current provisions of the Plan if the requirements of Section 2.02 are satisfied.

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(b)

At the time of the Participant’s subsequent Termination of Employment, the previously suspended monthly pension benefit will commence in the same amount and form as was effective at the time of suspension, and, in addition, any benefit derived from the additional Benefit Service accrued during the period of reemployment will be payable under the then current provisions of the Plan.

(c)	This Section 7.06 is inapplicable to Participants affected by the benefit accrual freeze made effective March 1, 2011.
(d)

Notwithstanding anything in an applicable Supplement to the contrary, if a former Participant who has received a distribution of his Retirement Pension in a single lump sum is rehired by the Company, upon the subsequent termination of employment such Participant’s Retirement Pension shall be determined under Article 5, or the provisions of the applicable Supplement, on the basis of such Participant’s total Years of Benefit Service as of the subsequent termination date, and shall then be reduced by an offset equal to the Actuarial Value of amounts previously received by such Participant.

7.07	Small Benefits.
(a)

If any Retirement Pension or other benefit under this Plan requires monthly payments of less than $20 per month, the Plan Administrator may direct that such payments be paid quarter-annually, semi-annually, or annually, rather than monthly.

(b)

Notwithstanding any other provision of this Plan, if the Actuarial Value (determined by using the assumptions set forth in Section 1.06 of Appendix A to this Plan) of the nonforfeitable portion of any benefit otherwise payable hereunder is $5,000 or less as of the annuity starting date, such benefit shall be paid to the Participant or his Surviving Spouse (as the case may be) in a single sum, provided, however, that effective January 1, 1987, no lump sum distribution shall be made under this Section 7.07(b) after the Participant’s “annuity starting date” unless the Participant and his Spouse (or the Surviving Spouse if applicable) consent in writing to such distribution.  For purposes of the preceding sentence “annuity starting date” means (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.  Such payment shall be in full satisfaction of any liability the Plan may have with respect to such person.  Prior to January 1, 1998, “$3,500” was substituted for “$5,000” in this Section 7.07(b).  Effective for distributions made prior to October 17, 2000, “and was $5,000 or less as of the date of any prior distribution,” was substituted for “as of the annuity starting date” in the first sentence of this Section 7.07(b).

(c)

For purposes of this Section 7.07, if such Actuarial Value of the nonforfeitable portion of a Participant’s Retirement Pension is zero, the Participant shall be deemed to have received a single sum distribution of the nonforfeitable portion of his Retirement Pension upon his Termination of Employment.  The nonvested portion of the Retirement Pension of a Participant who is deemed to have received a single sum distribution of his nonforfeitable portion of his Retirement Pension under this Section 7.07(c) shall be forfeited as of the date distribution is deemed to have been made.  The unvested Retirement Pension forfeited pursuant to this Section 7.07(c) shall be restored in the case of a Participant who is reemployed before incurring a Break in Service, or in the case of a Participant who is reemployed after incurring a Break in Service if (and only if) his Benefit Service prior to the Break in Service has not been permanently forfeited

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under Section 4.05 and the requirements for restoration under Section 2.02 have been met.
(d)

In the event of a single sum distribution under subsection 7.07(b) that occurs on or after March 28, 2005, where such distribution is greater than $1,000 (but does not exceed $5,000), if the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan in an Eligible Rollover Distribution as described in Section 7.13, or to receive the distribution directly, then the Plan Administrator will pay the distribution in an Eligible Rollover Distribution to an individual retirement plan (Code § 408) designated by the Plan Administrator.

7.08	Time of Commencement of Benefits.
(a)

Notwithstanding any other provision of this Plan (but subject to subsections (b) and (c) below), and unless the Participant elects otherwise, the distribution of a Participant’s nonforfeitable benefits under the Plan shall commence by the earlier of:

(1)	The 60th day after the close of the Plan Year in which the later of the following events occurs:
(A)	the Participant’s Termination of Employment, or
(B)	the Participant’s attainment of his Normal Retirement Age, or
(C)	the 10th anniversary of the year in which the Participant commenced participation in the Plan.
(2)	the time prescribed by Section 7.10 of the Plan.
(b)

For years prior to the 1989 calendar year (distributions with respect to which shall be made no later than April 1, 1990), Section 7.08(a)(2) shall apply only to a Participant who is or was a 5-percent owner (as described in Section 16.02(a)(3)) for any part of any Plan Year during or after which the Participant attained age 66-1/2.

(c)

Notwithstanding the above provisions of this Section 7.08, payment may be delayed if the amount of a Payment otherwise required to commence on any date cannot be ascertained, or payment on such date cannot be made because the Plan Administrator has been unable to locate the Participant after making reasonable efforts to do so. In either case, a payment, retroactive to the date payment should have commenced, shall be made no later than 60 days after the earliest date on which the amount of the payment can be ascertained or the Participant is located (whichever is applicable).

(d)

The Plan Administrator may require, as a condition for the payment of benefits under the Plan, that a Participant file a written claim for benefits with the Plan Administrator which provides all the information reasonably necessary for the payment of such benefits.

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7.09	Employment After Normal Retirement Date or After Commencement of Benefits.
(a)

If a Participant continues in active employment after his Normal Retirement Date, or is reemployed under the circumstances described in subsection (b) below, the Retirement Pension otherwise determinable in respect of the Participant shall be actuarially increased to reflect the amount by which the value of all Missed Payments exceeds the value of additional benefits (if any) credited to him after his Normal Retirement Date (including, without limitation, additional benefits attributable to continued accruals and benefit improvements, retroactive or otherwise).  For purposes of the preceding sentence, a Missed Payment shall mean any monthly pension payment which (1) was not paid on account of the Participant’s employment after his Normal Retirement Date and (2) is attributable to a calendar month in which the Participant had fewer than 40 Hours of Service.

(b)	Effective January 1, 1988, this Section 7.09 shall apply to a Participant who continues in active employment after his Normal Retirement Date, or who is reemployed:
(1)	on or after his Normal Retirement Date;
(2)	after starting to receive his Early Retirement Pension if it commenced before he reached age 62; or
(3)	after starting to receive his Vested Retirement Pension if it commenced before he reached Normal Retirement Age or, if he is a Rule of 65 Retiree, before he reached age 62.
(c)

In the event of the Participant’s death before his actual retirement or other Termination of Employment, no death or survivor benefits shall be payable with respect to benefits otherwise payable under subsection (a) above.

(d)

The overpayment of any benefits caused by the operation of Section 7.06 (determined after giving effect to this Section 7.09) may be recovered by the Trustee by offset against payments that may be or become due to, or in respect of, the Participant; provided, however, that such offset shall not exceed 25% of any month’s benefit payment, other than the first payment (including any arrears contained therein), and notice of such offset shall be given in accordance with applicable regulations.

(e)	This Section 7.09 is inapplicable to Participants affected by the benefit accrual freeze made effective March 1, 2011.
7.10	Required Commencement of Benefits.
(a)

Pursuant to Code § 401(a)(9), the payment of benefits under the Plan to a Participant eligible for such benefits shall begin no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 ½ in the case of 5% owners (hereinafter the “required beginning date”).  For Participants who are not 5% owners, the required beginning date is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 ½ or retires.  Except with respect to a 5% owner, a Participant’s benefit is actuarially increased to take into account the period after age 70 ½ in which the Participant does not receive any benefits under the Plan, as required under Code § 401(a)(9)(C)(iii).  Any distribution required

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under the incidental death benefit requirements of Code § 401(a)(9) shall be treated as a distribution required by this subsection (a).
(b)

For Plan Years commencing on and after January 1, 2003, minimum required distributions will be made as provided in Appendix B and in accordance with final Treasury Regulation §§ 1.409(a)(9)-2 through 1.401(a)(9)-9 (prior to the effective date of such final regulations, distributions are made in compliance with Treasury Regulation § 1.401(a)(9)T and the Code § 401(a)(9) 1987 Proposed Regulations).

7.11	Qualified Domestic Relations Orders.
(a)	Definition:
(1)

For purposes of this Section 7.11, “Qualified Domestic Relations Order” means any judgment, decree or order (including approval of a property settlement) made pursuant to a state domestic relations law (including a community property law) which relates to the provision of child support, alimony payments or marital property to a spouse, former spouse, child or other dependent of a Participant and which creates or recognizes the existence of a right of such spouse, former spouse, child or other dependent to receive all or a portion of the benefits payable with respect to a Participant under the Plan.

(2)

A Qualified Domestic Relations Order must clearly specify the amount or percentage of the Participant’s benefits to be paid to such recipient by the Plan (or the manner in which such amount or percentage is to be determined), the number of payments or period to which such order applies and each plan to which such order applies.  A Qualified Domestic Relations Order (i) may not require the Plan (A) to provide payment to the recipient in a form other than as a single life annuity or other form available to the Participant, excluding however any joint and survivor annuity form (i.e. the forms described in Sections 1.32 and 7.05); (B) to pay benefits to a recipient under such order which are required to be paid to another recipient under another such order previously filed with the Plan; or (C) to provide increased benefits (determined on the basis of actuarial equivalents), but (ii) may require payment of benefits to the recipient under the order (A) at any time after the date of the order and on or after the Participant’s Earliest Retirement Age, (B) as if the Participant’s Pension Commencement Date had occurred on the date on which such payment is to begin under such order (taking into account only the present benefits in which the Participant is then vested), and (C) in any form permitted under clause (i)(A) above; provided, however, that such benefit shall be determined based on the life expectancy of the recipient.

(3)

An order will not fail to constitute a Qualified Domestic Relations Order solely because it permits the recipient and the Plan Administrator to enter into an agreement under which the benefits payable to the recipient will be made prior to the Participant’s Earliest Retirement Age (with appropriate reduction for early commencement) at any time after the order is determined to be a Qualified Domestic Relations Order, whether or not the Participant has separated from service.

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(4)

In accordance with 29 C.F.R. § 2530.206, an order will not fail to constitute a Qualified Domestic Relations Order solely because the order is issued after, or revises, another qualified domestic relations order; and provided the same requirements and protections that apply under ERISA § 206(d)(3) apply, an order will not fail to treated as a qualified domestic relations order solely because of the time at which it is issued.

(b)

Distributions:  The Plan Administrator shall recognize and honor any judgment, decree or order entered on or after January 1, 1985 under a state domestic relations law which the Plan Administrator determines to be a Qualified Domestic Relations Order in accordance with such reasonable procedures to determine such status as the Plan Administrator shall establish. Without limitation of the foregoing, the Plan Administrator shall notify a Participant and the person entitled to benefits under a judgment, decree or order which purports to be a Qualified Domestic Relations Order of (i) the receipt thereof, (ii) the Plan’s procedures for determining whether such judgment, decree or order is a Qualified Domestic Relations Order, and (iii) any determination made with respect to such status. During any period during which the Plan Administrator is determining whether any judgment, decree or order is a Qualified Domestic Relations Order, any amount which would have been payable to any person pursuant to such order shall be separately accounted for pending payment to the proper recipient thereof. Any such amount shall be paid to the person entitled to such payment under any such judgment, decree or order if the Plan Administrator determines such judgment, decree or order to be a Qualified Domestic Relations Order within 18 full calendar months commencing with the date on which the first payment would be required to be made under such judgment, decree or order. If the Plan Administrator is unable to make such a determination within such time period, payment under the Plan shall be as if such judgment, decree or order did not exist and any such determination made after such time period shall be applied prospectively only. The Participant’s Retirement Pension shall be appropriately adjusted to reflect any distribution made pursuant to a Qualified Domestic Relations Order.

(c)

Actuarial Subsidy:  If any Qualified Domestic Relations Order should require payment to any person prior to the actual retirement or other separation from service of a Participant, the portion of the benefits of such Participant payable to the alternate payee shall be actuarially reduced to reflect payment prior to Normal Retirement Date in accordance with the reduction factors in Section 5.05 whether or not such payment would, had the participating employee actually retired, be paid as an Early Retirement Pension or other benefit providing an actuarial subsidy.

7.12

Spouses of Certain Early Retirees.  In the case of a Participant who retired under the provisions of Section 5.03 of the Plan as in effect prior to January 1, 1989 (Special Early Retirement Pension), unless the provisions of Section 7.02 were waived within 90 days prior to the commencement of the Special Early Retirement Pension under that Section pursuant to a Qualified Election, the Surviving Spouse of such a Participant shall be entitled to a monthly benefit for life as determined as follows:

(1)

If the Participant dies before his Normal Retirement Date, his Surviving Spouse will be entitled to a monthly benefit in the amount that would have then become payable to such Spouse under a Qualified Joint and Surviving Spouse Annuity if the Participant’s benefits had begun in that form in an amount determined under Section 5.02(b)(2) rather than under Section 5.03 as previously in effect.

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(2)

If the Participant dies on or after his Normal Retirement Date, his Surviving Spouse will be entitled to a monthly benefit in an amount that would then become payable under a Qualified Joint and Surviving Spouse Annuity if the Participant’s benefits had begun in that form in an amount determined under Section 5.03(b)(1) as previously in effect (i.e., no reduction shall be made for the commencement of payment prior to Normal Retirement Date under Section 5.02).

7.13	Eligible Rollover Distributions.
(a)

Direct Rollover Election:  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article 7, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  For distributions after December 31, 2009, a non-spouse beneficiary who is a “designated beneficiary” may roll over, through a direct rollover, all or any portion of his or her distribution to an Individual Retirement Account (IRA) the non-spouse beneficiary establishes for purposes of receiving the distribution, provided such distribution satisfies the definition of eligible rollover distribution.

(b)	Definitions:
(1)

Eligible Rollover Distribution:  An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code § 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any hardship distribution described in Code § 401(k)(2)(B)(i)(IV) received on or after January 1, 1999 or, effective January 1, 2002, any other distribution made on account of hardship.  Effective January 1, 2002, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consist of after-tax employee contributions which are not includible in gross income.  However, such portion may be paid only to an individual retirement account or annuity described in Code § 408(a) or (b), or to a qualified defined contribution plan described in Code §§ 401(a) or 403(a) that agrees to separately account for amounts so transferred including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(2)

Eligible Retirement Plan:  An eligible retirement plan is an individual retirement account described in Code § 408(a), an individual retirement annuity described in Code § 408(b), an annuity plan described in Code § 403(a), or a qualified trust described in Code § 401(a) that accepts the distributee’s eligible rollover distribution.  However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.  Effective January 1, 2002, an eligible retirement

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plan shall also mean an annuity contract described in Code § 403(b) and an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of state and which agrees to separately account for amounts transferred to such plan from this Plan.  Effective January 1, 2002, the definition of eligible retirement plan shall also apply in the case of a surviving spouse, or to a spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code § 414(p) and Plan Section 7.11.

(3)

Distributee:  A distributee includes an employee or former employee.  In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code § 414(p), are distributees with regard to the interest of the spouse or former spouse.

(4)	Direct Rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.
7.14	Funding-Based Limits on Benefits and Benefit Accruals.
(a)

General.  The purpose of this Section 7.14 is to comply with the requirements of Code § 436.  Terms used in this Section 7.14 shall in all events be defined and interpreted, to the extent not set forth herein, by reference to Code § 436 and regulations issued by the Secretary of Treasury thereunder.  The application of the Code § 436 limitations may be avoided or terminated in accordance with any of the rules set forth in Code § 436 and Treas. Reg. § 1.436-1(f).

(b)

Funding Based Limitations on Unpredictable Contingent Event Benefits.  If a participant is entitled to an unpredictable contingent event benefit payable with respect to any event occurring during any Plan Year, such benefit may not be provided if the adjusted funding target attainment percentage for such Plan Year (i) is less than 60 percent, or (ii) would be less than 60 percent taking into account such occurrence.  This subsection (b) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Company of a contribution (in addition to any minimum required contribution under Code § 430) equal to (A) in the case of clause (i), the amount of the increase in the funding target of the Plan (under Code § 430) for the Plan Year attributable to such occurrence, and (B) in the case of clause (ii), the amount sufficient to result in an adjusted funding target attainment percentage of 60 percent.

(c)

Limitations on Amendments Increasing Liability for Benefits.  No amendment which has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable may take effect during any Plan Year if the adjusted funding target attainment percentage for such Plan Year (i) is less than 60 percent, or (ii) would be less than 60 percent taking into account such occurrence.  This subsection (c) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year (or if later, the effective date of the amendment), upon payment by the Plan sponsor of a contribution (in addition to any minimum required contribution under Code § 430) equal to (A) in the case of clause (i), the amount of the increase in the funding target of the Plan (under Code § 430) for the Plan Year attributable to the amendment, and (B) in the case of clause (ii), the amount sufficient to result in an

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adjusted funding target attainment percentage of 80 percent.  This subsection (c) shall not apply to any amendment which provides for an increase in benefits under a formula which is not based on a participant's compensation, but only if the rate of such increase is not in excess of the contemporaneous rate of increase in average wages of participants covered by the amendment.

(d)	Limitations on Accelerated Benefit Distributions.
(1)

In any case in which the Plan's adjusted funding target attainment percentage for a Plan Year is less than 60 percent, the Plan may not pay any prohibited payment after the valuation date for the Plan Year.

(2)

During any period in which the Company is a debtor in a case under title 11, United States Code, or similar Federal or State law, the Plan may not pay any prohibited payment.  The preceding sentence shall not apply on or after the date on which the enrolled actuary of the Plan certifies that the adjusted funding target attainment percentage of the Plan is not less than 100 percent.

(3)

In any case in which the Plan's adjusted funding target attainment percentage for a Plan Year is 60 percent or greater but less than 80 percent, the Plan may not pay any prohibited payment after the valuation date for the Plan Year to the extent the amount of the payment exceeds the lesser of (i) 50 percent of the amount of the payment which could be made without regard to this section, or (ii) the present value (determined under guidance prescribed by the Pension Benefit Guaranty Corporation, using the interest and mortality assumptions under Code §417(e)) of the maximum guarantee with respect to the participant under section 4022 of the Employee Retirement Income Security Act of 1974.  Only 1 prohibited payment meeting the requirements of this paragraph (3)  may be made with respect to any participant during any period of consecutive Plan Years to which the limitations under either paragraph (1) or (2) or this paragraph applies.   For purposes of this paragraph (3), a participant and any beneficiary on his behalf (including an alternate payee, as defined in Code § 414(p)(8)) shall be treated as 1 participant.  If the accrued benefit of a participant is allocated to such an alternate payee and 1 or more other persons, the amount under this paragraph (3) shall be allocated among such persons in the same manner as the accrued benefit is allocated unless the qualified domestic relations order (as defined in Code § 414(p)(1)(A)) provides otherwise.

(e)

Limitation on Benefit Accruals (Severe Funding Shortfall).  In any case in which the Plan's adjusted funding target attainment percentage for a Plan Year is less than 60 percent, benefit accruals under the Plan shall cease as of the valuation date for the Plan Year.  This subsection (e) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Company of a contribution (in addition to any minimum required contribution under Code § 430) equal to the amount sufficient to result in an adjusted funding target attainment percentage of 60 percent.

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ARTICLE 8. Forfeitures
8.01

Forfeitures.  Any forfeiture arising for any reason under the Plan will not be applied to increase the benefits any Participant or spouse would otherwise receive under the Plan, but will be used to reduce the costs of the Plan.

8.02

Deemed Distributions and Forfeitures.  If a Participant incurs a Termination of Employment prior to becoming eligible for a Retirement Pension described in Sections 5.01, 5.02, 5.04 or 5.05 of the Plan, such Participant will be deemed to have received a distribution of his vested benefit upon termination and will be further deemed to have forfeited his nonvested benefit at the time of such deemed distribution.

ARTICLE 9. Plan Administration
9.01	Appointment of Benefit Finance Committee.
(a)

There is hereby created a Benefit Finance Committee (“Benefit Finance Committee”), which shall consist of not less than three members.  The members of the Benefit Finance Committee shall be appointed by the Board of Directors of Appvion, Inc.  Each member of the Benefit Finance Committee may resign, or may be removed at any time by the Board of Directors (with or without cause), and, in the event of the removal, death or resignation of any member, his/her successor shall be appointed by the Board of Directors.  In the event that a vacancy or vacancies shall occur on the Benefit Finance Committee, the remaining member or members shall act as the Benefit Finance Committee until the Board of Directors fills such vacancy or vacancies. The members of the Benefit Finance Committee shall serve without compensation for their services as such members.

(b)

No person shall be ineligible to be a member of the Benefit Finance Committee because he/she is, was or may become entitled to benefits under the Plan or because he/she is a director and/or officer of the Company or any Affiliate; provided, that no member of the Benefit Finance Committee shall participate in any determination by the Benefit Finance Committee relating specifically to his/her own benefits under the Plan.

(c)	The members of the Benefit Finance Committee shall serve without bond except to the extent required by applicable law.
(d)

A majority of the members of the Benefit Finance Committee at the time in office shall constitute a quorum for the transaction of business.  The Benefit Finance Committee shall select from among its members a Chair, and shall appoint (from its members or otherwise) a Secretary.  The Benefit Finance Committee may act by vote or consent of the majority of its members then in office and may establish its own procedures.  The Benefit Finance Committee may authorize any one or more of its members or the Secretary of the Benefit Finance Committee to sign and deliver any instrument, certificate or other paper or document on its behalf.

9.02	Named Fiduciaries.
(a)	The named fiduciaries under the Plan shall be:

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(1)

the individual holding the office of Vice-President of Human Resources, or such other individual as may be appointed as such by the Board of Directors of Appvion, Inc. (the “Administrative Named Fiduciary”), which shall have authority to control and manage the operation and administration of the Plan, except with respect to those matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Benefit Finance Committee. Notwithstanding any provision of the Plan to the contrary, effective September 1, 2014, the Benefit Finance Committee shall be the Administrative Named Fiduciary and Plan Administrator of the Plan and shall have authority to control and manage the operation and administration of the Plan,  and

(4)

the Benefit Finance Committee, which shall have authority with respect to the financial management of the Plan and the control or management of the assets of the Plan, except with respect to those matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Administrative Named Fiduciary.

9.03	Allocation of Fiduciary and Other Responsibilities.
(a)	Each Named Fiduciary shall have the right:
(1)	to allocate responsibilities (fiduciary or otherwise) among it and the other Named Fiduciary;
(2)	to designate individual members of the Named Fiduciary to carry out responsibilities (fiduciary or otherwise) under the Plan; and
(3)	to designate persons other than such Named Fiduciary to carry out responsibilities (fiduciary or otherwise) under the Plan.
9.04	Service in Multiple Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.
9.05	Powers and Authority.
(a)

Each Named Fiduciary shall have all powers necessary or helpful for the carrying out of its responsibilities (and shall have discretion with respect to such powers), and the decisions or actions of such Named Fiduciary in good faith in respect of any matter hereunder shall be conclusive and binding upon all parties concerned.

(b)

Without limiting the generality of subsection (a) above, the Administrative Named Fiduciary shall be the Plan Administrator for purposes of ERISA and shall have the power (and shall have discretion with respect to such power):

(1)	to make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan;
(2)	to construe all terms, provisions, conditions and limitations of the Plan;

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(3)

to determine all questions arising out of or in connection with the provisions of the Plan or its administration in any and all cases in which the Administrative Named Fiduciary deems such a determination advisable; and

(4)

to establish and communicate to employees a claims procedure in accordance with applicable law and regulation, which shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying such claim, subject to:

(A)

No legal or equitable action may be filed against the Plan or any fiduciary with respect to a claim for benefits (or other equitable relief) more than one hundred eighty (180) days after the Plan Administrator has made a final determination to deny the claim.

(B)

In the event of an appeal of a claim for disability benefits under the Plan, if applicable, the Benefit Finance Committee shall have authority to hear the appeal and make a final determination thereof; provided that any member of the Benefit Finance Committee who made the initial adverse benefit determination (or a subordinate of that member) shall not participate in the adjudication of such appeal.

(c)	Without limiting the generality of subsection (a) above, the Benefit Finance Committee shall have the power:
(1)	to carry out, or cause to be carried out, the funding policy established by Appvion, Inc. for purposes of the Plan;
(2)

to establish and carry out, or cause to be established and carried out by those persons (including without limitation, any investment manager or trustee) to whom responsibility or authority therefor has been allocated or delegated in accordance with this Plan or the Trust Agreement, funding and investment policies and methods consistent with the objectives of the Plan and the requirements of ERISA.  For such purposes, the Benefit Finance Committee shall, at a meeting duly called for the purpose, establish funding and investment policies and methods which satisfy the requirements of ERISA, and shall meet at least annually to review such policies and methods.  All actions taken with respect to such policies and methods and the reasons therefor shall be recorded in the minutes of the meetings of the Benefit Finance Committee;

(3)

to appoint a trustee or trustees to hold the assets of the Plan, and who, upon acceptance of being appointed, shall have authority and discretion to manage and control the assets of the Plan, except to the extent that the authority to manage, acquire or dispose of assets of the Plan is delegated to one or more investment managers pursuant to Paragraph (4) below;

(4)	to appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire, invest and dispose of) any assets of the Plan;
(5)

to establish and carry out an actuarial policy, and for such purpose to appoint an actuary to advise it on funding and other requirements and whose duties shall include making periodic actuarial valuations; and

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(6)

unless otherwise provided in the Plan, the Trust Agreement, or by applicable law, to adopt such actuarial cost methods, asset valuation methods, and assumptions to be used under the Plan as the Benefit Finance Committee, upon advice of the actuary and its counsel, shall deem reasonable.

(d)

The foregoing list of powers is not intended to be either complete or exclusive, and each Named Fiduciary shall, in addition, have such powers as it may determine to be necessary for the performance of its duties under the Plan and the Trust Agreement.

9.06

Advisors.  Each Named Fiduciary, and any fiduciary designated by a Named Fiduciary pursuant to Section 9.03(a)(3) above to whom such power is granted by a Named Fiduciary, may employ one or more persons to render advice with regard to any responsibility such Named Fiduciary or fiduciary has under the Plan.

9.07	Limitation of Liability; Indemnity.
(a)

Except to the extent otherwise provided by law, if any duty or responsibility of a Named Fiduciary has been allocated or delegated to any other person in accordance with any provision of this Plan or of the Trust Agreement, then such Named Fiduciary shall not be liable for any act or omission of such person in carrying out such duty or responsibility.

(b)

The Company shall indemnify and save each person who is a Named Fiduciary or a member of a Named Fiduciary and each employee or director of the Company or an Affiliate who is “fiduciary” under the Plan, harmless against any and all loss, liability, claim, damage, cost and expense which may arise by reason of, or be based upon, any matter connected with or related to the Plan or the administration of the Plan (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim whatsoever) to the fullest extent permitted under applicable law, except when same is judicially determined to be due to the gross negligence or willful misconduct of such member, employee or director.

9.08

Expenses.  Ordinary and necessary expenses incurred in connection with the establishment or termination of the Plan may be paid from the Trust Fund to the extent allowed under Section 403(c)(1) of ERISA.  Ordinary and necessary expenses incurred for any Plan Year in connection with administering the Plan (including the cost of any bond required under Section 412 of ERISA), other than establishment or termination expenses, may be paid from the Trust Fund.  To the extent expenses incurred in establishing, administering or terminating the Plan are not paid from the Trust Fund they shall be paid by the Company.

ARTICLE 10. Trust Fund
10.01	Trust Fund.
(a)

As part of the Plan, the Benefit Finance Committee has become a party to the Trust Agreement. The Trustee will receive the contributions of the Company to the Trust Fund, and will hold, invest and distribute the Trust Fund in accordance with the terms and provisions of the Trust Agreement and the Plan.

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(b)	Any and all rights or benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement.
ARTICLE 11. Amendment or Merger
11.01	Right Reserved.
(a)	The Company may, by action of its Board of Directors (or its delegate), amend the Plan in whole or in part, at any time or from time to time.
(b)

No amendment may divest any Participant of any accrued benefit, except as provided in Section 11.02 or as otherwise permitted by law. If this Plan is amended and an effect of such amendment is to increase current liability (as defined in Code § 401(a)(29)(E)) under the Plan for a Plan Year, and the funded current liability percentage of the Plan for the Plan Year in which the amendment takes effect is less than 60%, including the amount of the unfunded current liability under the Plan attributable to the amendment, the amendment shall not take effect until the Company (or any Affiliate) provides security to the Plan. The form and amount of the security shall satisfy the requirements of Code § 401(a)(29)(B) and (C). The security may be released provided the requirements of Code § 401(a)(2)(D) are satisfied.

11.02

Amendments Required for Qualification.  All provisions of this Plan, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify the Plan under Code § 401(a), to continue the Plan as so qualified, or to comply with any other provision of law. Accordingly, and notwithstanding any other provision of this Plan, the Company may amend, modify or alter the Plan with retroactive effect in any respect or manner necessary to qualify the Plan under Code § 401(a), or to continue the Plan as so qualified, or to comply with any other provision of applicable law.

11.03	Merger.
(a)

Subject to the provisions of this Section 11.03, the Plan may be amended to provide for the merger of the Plan, in whole or in part, or a transfer of all or a part of its assets, to any other qualified plan within the meaning of Code § 401(a) (including such a merger or transfer in lieu of a distribution which might otherwise be required under the Plan).

(b)

The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan in whole or in part, unless each Participant would be entitled to a benefit immediately after the merger, consolidation, or transfer (if such other plan had then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

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ARTICLE 12. Termination of the Plan
12.01

Rights Reserved.  The Company, by action of its Board of Directors, reserves the right to terminate the Plan at any time, in whole or in part. If the Plan is terminated, no Company shall have any liability or obligation to make any contribution or payment to the Plan after the date of such termination.

12.02	Vesting Upon Plan Termination.
(a)

Upon the termination or partial termination (within the meaning of Code § 411(d)(3)) of the Plan, the rights of all affected employees to benefits accrued to the date of such termination or partial termination which are not yet nonforfeitable under applicable provisions of the Plan shall, to the extent funded as of such date, become nonforfeitable.

(b)

In the event of a partial termination, the benefits of all Participants and their Spouses who have vested rights to benefits under the Plan must be fully funded before any benefits that are not so vested may be treated as funded.  For this purpose, the amount of assets necessary to fund such vested benefits shall be determined on the basis of the actuarial assumptions most recently used by the Plan in determining its compliance with the funding requirements of Code § 412.  If the net fair market value of the assets of the Plan on the date of partial termination shall exceed the amount thus determined to be necessary to fund vested benefits of the Plan, the determination of the extent to which the non-vested benefits of participants affected by the partial termination have been funded shall be made by allocating such excess among all Participants having non-vested accrued benefits under the Plan in proportion to the respective Actuarial Values of their non-vested accrued benefits, except as may be otherwise required by reason of the provisions of ERISA Section 208 (relating to prior mergers and spinoffs).

12.03	Priority and Method of Distribution.
(a)

In the event of the termination of the Plan, the assets of the Plan shall be used and disposed of for the benefit of such affected employees and their Spouses in accordance with the provisions of Title IV of ERISA.

(b)

Any amounts payable under this Section 12.03 may, in the joint discretion of the Plan Administrator and the Benefit Finance Committee, be provided by continuation of the Trust or through the purchase of annuities, or by current distribution in a single sum, or any combination of the foregoing.

(c)	The Trustee will continue as Trustee of the Trust Fund until complete distribution of the Trust Fund has been made.
12.04

Determination by Named Fiduciaries.  All determinations as to priorities and amounts of benefits payable upon termination of the Plan as provided in Section 12.03 shall be made by the Administrative Named Fiduciary and the Benefit Finance Committee, and shall be final and binding upon all Participants and their Spouses.

12.05	Return of Actuarial Excess. Notwithstanding any provisions to the contrary contained in the Plan, upon termination of the Plan, the Company or its successors or assigns will be EAST\83473092.3 47 entitled to any balance of the net assets of the Plan remaining after all liabilities under the Plan to Participants and their Spouses have been satisfied.
12.06

Expenses of Termination.  In the event of the termination of the Plan, the expenses incident thereto shall be a prior claim and lien upon the assets of the Plan, and shall be paid or provided for prior to the distribution of any benefits pursuant to Section 12.03.

12.07

Restriction on Benefits.  Notwithstanding any other provision of the Plan, in the event of the complete termination of the Plan, the benefit of any Highly Compensated Employee who is a Participant shall be limited to a benefit that is nondiscriminatory under Code § 401(a)(4), determined by applying the rules of Treasury Regulation § 1.401(a)(4)-5(b).

ARTICLE 13. Miscellaneous
13.01	Payment to a Minor or Incompetent.
(a)

If any amount is payable hereunder to a minor or other legally incompetent person, such amount may be paid in any one or more of the following ways, as the Plan Administrator in its sole discretion shall determine:

(1)	to the legal representatives of such minor or other incompetent person;
(2)	directly to such minor or other incompetent person;
(3)

to a parent or guardian of such minor or other incompetent person, to the person with whom such minor or other incompetent person resides, or to a custodian for such minor under the Uniform Gifts to Minors Act (or similar statute) of any jurisdiction.

(b)

Payment to any person in accordance with subsection (a) above shall, to the extent of the payment, discharge the Company, the Administrative Named Fiduciary and the members of the Benefit Finance Committee, the Trustee and any person or corporation making such payment pursuant to the direction of the Plan Administrator, and none of the foregoing will be required to see to the proper application of any such payment. Without in any manner limiting the provisions of this Section 13.01, in the event that any amount is payable hereunder to a minor or any other legally incompetent person, the Plan Administrator may in its discretion utilize the procedures described in Section 13.02.

13.02

Doubt as to Right to Payment.  If any doubt exists as to the right of any person to any payment hereunder or the amount or time of such payment (including, without limitation, any case of doubt as to identity, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim from other persons may exist by reason of community property or similar laws), the Plan Administrator will be entitled, in its discretion, to advise the Benefit Finance Committee to direct the Trustee to hold such sum as a segregated amount in trust until such right or amount or time is determined or until order of a court of competent jurisdiction, or to pay such sum into court in accordance with appropriate rules of law in such case then provided, or to make payment only upon receipt of a bond

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or similar indemnification (in such amount and in such form as is satisfactory to the Plan Administrator).
13.03	Spendthrift Clause.
(a)

Except as otherwise provided by this Section 13.03, no benefit, distribution or payment under the Plan may be anticipated, assigned (either at law or in equity), alienated or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(b)	Subsection (a) above shall not apply to any Qualified Domestic Relations Order.
(c)

Notwithstanding subsection (a), and to the extent not inconsistent with a Qualified Domestic Relations Order, any person entitled to receive current benefits under the Plan may instruct the Plan Administrator in writing to cause to be paid on his behalf, out of his monthly benefit hereunder, the monthly premium or other charge for coverage of himself and/or his family under any hospital, surgical and/or medical plan or similar plan covering retired employees of the Company or an Affiliate so long as such hospital, surgical and/or medical plan remains in effect or until the Plan Administrator receives a written notice from the retiree to cease doing so.  After receipt of said instruction by the Plan Administrator, such monthly payment shall be made and the amount thereof paid over to a designated payee.  All payments so made shall, to the extent thereof, constitute a discharge of the claim of the person otherwise entitled thereto under the Plan, just as if such payment had been made directly to him.

(d)

Notwithstanding subsection (a), effective for judgments, decrees or orders issued, or settlement agreements entered into, on or after August 5, 1997, a Participant’s benefits under the Plan may be offset pursuant to a judgment, decree, order, or settlement agreement which expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant’s benefits provided under the Plan, and such judgment, decree, order, or settlement agreement satisfies the requirements of Code § 401(a)(13)(C).

13.04

Benefits Payable Only by Trustee.  All benefits payable under the Plan will be paid or provided for solely from the assets of the Trust, and neither the Company nor its directors, officers, employees, the Administrative Named Fiduciary or any member of the Benefit Finance Committee will have any liability or responsibility therefor.  Except as otherwise provided by law, the Company does not assume any obligations under the Plan except those specifically stated in the Plan.

13.05	Estoppel of Participants and Their Beneficiaries; Discharge of Liability.
(a)

The Company, the Plan Administrator, the Benefit Finance Committee, and the Trustee may rely upon any certificate, statement or other representation made to them by any employee, Participant or Spouse with respect to age, length of service, leave of absence, date of cessation of employment, or other fact required to be determined under any of the provisions of the Plan, and will not be liable on account of the payment of any moneys or the doing of any act in reliance upon any such certificate, statement or other representation.

(b)	In the discretion of the Plan Administrator:

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(1)

any such certificate, statement or other representation made by an employee, Participant or Spouse shall be conclusively binding upon such employee, Participant, or Spouse, and such employee, Participant or Spouse shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation; and

(2)

any such certificate, statement or other representation made by a Participant’s Spouse shall be conclusively binding upon such person, and such person shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation.

(c)

If distribution in respect of a Participant is made under this Plan in a form, or to a person, reasonably believed by the Plan Administrator or its delegate to be proper (taking into account any document purporting to be a valid consent of the Participant’s Spouse, or any representation by the Participant that he is not married, or any election or revocation with respect to form of payment) the Plan shall have no further liability with respect to the Participant (or his Spouse) to the extent of such distribution.

(d)

Notwithstanding any other provision of the Plan, the Plan’s obligation to pay benefits accrued by the Participant to any person shall be discharged to the extent that the Plan Administrator or its delegate, acting in accordance with the fiduciary standards of ERISA, makes payments on behalf of such Participant in reliance on a Qualified Election or related consent (or a determination that such consent is unnecessary) or revocation in respect thereof.

13.06

Limitation of Liability.  Except as provided in Section 9.08 hereof and except to the extent otherwise provided by law, no liability shall attach to or be incurred by any stockholder, officer or director of the Company or any Affiliate, under or by reason of the terms, conditions and provisions contained in the Plan, or for the acts or decisions taken or made thereunder or in connection therewith.

13.07

Construction.  The Plan is intended to constitute a qualified plan under Code § 401(a) and to comply with applicable provisions of ERISA. Accordingly, the Plan shall, at all times, be construed and administered in a manner consistent with the requirements of the Code and ERISA.

13.08	Gender and Number. Whenever applicable the masculine gender, when used in the Plan, will include the feminine or neuter gender, and the singular shall include the plural.
13.09	Notice of Address - Inability to Locate Distributee.
(a)	Each Eligible Employee and any other person entitled to benefits hereunder must file with the Plan Administrator, in writing, his post office address and each change of post office address.
(b)

Any communication, statement, or notice addressed to such a person at his latest post office address as filed with the Plan Administrator shall be binding upon such person for all purposes of the Plan, and neither the Trustee nor the Plan Administrator will be obliged to search for or to ascertain the whereabouts of any such person. If the Trustee notifies him of the provisions of this Section 13.09 and such person fails to claim his benefits or make his whereabouts known to the Trustee within three years thereafter, the

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benefit in respect of which such payment is to be made shall be forfeited at such time as the Plan Administrator determines in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable state law); provided, that any benefit so forfeited shall be reinstated if such person subsequently makes a valid claim for such benefit.

13.10

Data.  Any person entitled to benefits under the Plan must furnish to the Plan Administrator, the Benefit Finance Committee, or the Trustee such documents, evidence, or information as the Plan Administrator, the Benefit Finance Committee or Trustee considers necessary or desirable for the purpose of administering the Plan, or to protect the Plan Administrator, the Benefit Finance Committee or Trustee; and it is a condition of the Plan that each such person must furnish promptly true and complete data, evidence, or information and sign such documents as the Plan Administrator, the Benefit Finance Committee or Trustee may require before any benefits become payable under the Plan.

13.11

Separability.  If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability will not affect any other provisions of the Plan, and the Plan will be construed and enforced as if such provision had not been included therein.

13.12

Captions.  The captions contained herein and the table of contents prefixed hereto are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor shall, in any way, affect the Plan or the construction of any provision thereof.

13.13

Governing Law.  The terms of the Plan shall be construed under the laws of the State of Wisconsin (without regard to principles of conflicts of laws) except to the extent such laws are preempted by Federal law.

13.14	Right of Discharge Reserved.
(a)

The establishment of the Plan shall not be construed to confer upon an employee or Participant any legal right to be retained in the employ of the Company or give any employee or any other person any right in respect of amounts held by the Trustee or any payment whatsoever, except to the extent of the benefits provided for hereunder.

(b)

All employees will remain subject to discharge to the same extent as if the Plan had never been adopted, and may be treated without regard to the effect such treatment might have upon them under the Plan.

(c)	Nothing in the Plan shall be deemed to be an agreement, consideration, inducement or condition of employment.
13.15

Adoption by Affiliate.  Any subsidiary or other affiliate of Appvion, Inc. which has become a “Company” as provided in Section 1.10(b) is deemed to have designated Appvion, Inc. as its agent with respect to amending or terminating the Plan. Any such action shall be binding on such Company at the time taken, and Appvion, Inc. shall furnish written notice thereof and a copy of any such amendment to each such Company.

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ARTICLE 14. Limitation on Benefits
14.01	Purpose and Definitions.
(a)

The purpose of this Article 14 is to comply with the provisions of Code § 415.  All terms and provisions of this Article 14 shall be interpreted and construed consistently with said provisions.  The provisions of this Article 14 shall apply, effective January 1, 1987, notwithstanding any contrary provision of the Plan; provided, however, in the case of an Eligible Employee who was a participant in one or more defined benefit plans of the Company or an Affiliate as of January 1, 1987, the application of the limitations of this Article 14 shall not cause the limitation imposed by Section 14.02(a) for such individual under all such defined benefit plans to be less than the individual’s accrued benefit as of January 1, 1987, so long as all such defined benefit plans met the requirements of Code § 415 for all Limitation Years beginning before January 1, 1987.

(b)	For purposes of this Article 14 the following words and terms shall have the meanings indicated:
(1)

Annual Addition:  “Annual Addition” means the sum for any Limitation Year of:  (i) employer contributions; (ii) employee contributions; (iii) forfeitures, and (iv) amounts allocated to an individual medical account, as defined in Code § 415(l)(2), which is a part of a pension or annuity plan maintained by the Company.  Also, amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee under a welfare benefit fund, as defined in Code § 419(e), maintained by the Company or an Affiliate, are treated as Annual Additions to a defined contribution plan.

(2)

Current Accrued Benefit:  “Current Accrued Benefit” means a Participant’s accrued benefit under the Plan, determined as if the Participant had separated from service as of December 31, 1986, when expressed as an annual benefit within the meaning of Code § 415(b)(2).  In determining the amount of a Participant’s Current Accrued Benefit, the following shall be disregarded:

(A)	any change in the terms and conditions of the Plan after May 5, 1986; and
(B)	any cost of living adjustments occurring after May 5, 1986.
(3)

Percentage Limit:  “Percentage Limit” means 100% of the Participant’s average annual Earnings for the three consecutive years in which the Participant had the greatest aggregate compensation from the Company, as such Earnings are adjusted from time to time to reflect increases in the cost of living pursuant to the applicable regulations.  No such adjustment shall be taken into account before the year for which such adjustment first takes effect.

(4)	Dollar Limit:

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(A)

For participants who have one hour of service on or after the first day of the first limitation year ending after December 31, 2001, the “Dollar Limit” is $160,000, as adjusted, effective January 1 of each year, under Code § 415(d) in such manner as the Secretary of Treasury shall prescribe, and payable in the form of a straight life annuity.  A limitation as adjusted under Code § 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

(B)

For Plan Years ending on or before December 31, 2001, “Dollar Limit” means $90,000, as adjusted from time to time beginning January 1, 1988  to reflect increases in the cost of living pursuant to regulations prescribed by Code § 415(d), or if greater, the Participant’s accrued benefit under the Plan as of December 31, 1982.  No adjustment made pursuant to the preceding sentence shall be taken into account before the year for which such adjustment first takes effect.

(5)	Compensation:
(A)

“Compensation” for any Limitation Year means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company (or an Affiliate) maintaining the Plan to the extent that the amounts are includible in gross income (or to the extent amounts would have been received and includible in gross income but for an election under Code §§ 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)), including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or other expense allowances under a nonaccountable plan as described in Treas. Reg. § 1.62-2(c), and excluding the following:

(i)

contributions (other than elective contributions described in Code §§ 402(e)(3), 408(k)(6), 408(p)(2)(A)(i) or 457(b)) made by the Company to a plan of deferred compensation (including a plan described in Code § 408(k) or 408(p), and whether or not qualified) to the extent the contributions are not includible in the employee’s gross income for the taxable year in which contributed. In addition, any distributions from a plan of deferred compensation (whether or not qualified) are not considered as Compensation for Code § 415 purposes, regardless of whether such amounts are included in gross income when received;

(ii)

amounts realized from the exercise of a nonstatutory stock option, or when restricted stock (or other property) held by the employee either becomes freely transferrable or is no longer subject to a substantial risk of forfeiture;

(iii)	amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option;

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(iv)

other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent not taxable to the employee and are not salary reduction amounts described in Code § 125); and

(v)	other items of income that are similar to any of the items listed in clauses (i) through (iv) above.
(B)

Compensation Limit.  The annual compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000.  Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the “determination period”).  For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, compensation for any prior determination period shall be limited as provided below:

(i)

In determining benefit accruals in Plan Years beginning after December 31, 2001, the annual compensation limit set forth above; for determination periods beginning before January 1, 2002 the annual compensation limit shall be $150,000 for any determination period beginning in 1996 or earlier; $160,000 for any determination period beginning in 1997, 1998 or 1999; and $170,000 for any determination period beginning in 2000 or 2001.

(ii)

The $200,000 limit on annual compensation above shall be adjusted for cost-of-living increases in accordance with Code § 401(a)(17)(B).  The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

(C)	Compensation timing rules.
(i)

General:  In order to be taken into account for a Limitation Year, Compensation within the meaning of Code § 415(c)(3) must be (i) actually paid or made available to a Participant (or, if earlier, includible in the gross income of the Participant) within the Limitation Year, and (ii) except as provided in clause (ii) below, paid or treated as paid to the Participant prior to the Participant's severance from employment.  Any payment that is not described in this clause (i) or clause (ii) below is not considered Compensation if paid after severance from employment.  Thus, Compensation does not include severance pay, or parachute payments within the meaning of Code § 280G(b)(2), if they are paid after severance from employment, and does not include post-severance payments under a nonqualified unfunded deferred compensation plan unless the payments would have been paid at that time without regard to the severance from employment.

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(ii)

Compensation paid after severance from employment.  Provided that payment is actually made by the later of 2 ½ months after severance from employment or the end of the Limitation Year that includes the date of severance from employment, the following amounts are included in Compensation:  (1) regular compensation paid after severance from employment for services during the Participant's regular working hours, and compensation for services outside the Participant's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; provided that the payment would have been paid to the Participant prior to a severance from employment if the Participant had continued in employment with the Company, and (2) payment for unused accrued bona fide sick, vacation, or other leave, but only if the Participant would have been able to use the leave if employment had continued.

(iii)

Salary continuation payments for military service or disability.  The rule of clause (ii)(1) above shall not apply to: (1) payments to an individual who does not currently perform services for the Company by reason of qualified military service (as defined in Code § 414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Company rather than entering qualified military service, or (2) payments made to an Participant who is permanently and totally disabled (as defined in Code § 22(e)(3)).

(iv)

Interaction with Code § 417(a)(17).  The definition of Compensation for a Plan Year that is used for purposes of applying the limitations of Code § 415 shall not reflect Compensation for such year that is in excess of the limitation under Code § 401(a)(17) that applies to that Plan Year.”

(6)	Limitation Year: “Limitation Year” shall mean the calendar year.
14.02	Limitation on Annual Benefits.
(a)

Normal Payment Forms.  If a Participant’s Retirement Pension is payable as a qualified joint and survivor annuity or an annuity for life only, the annual amount of benefit payable to the Participant shall not exceed the lesser of the Dollar Limit or the Percentage Limit.  For this purpose, a “qualified joint and survivor annuity” means an annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity that is payable during the joint lives of the Participant and the Spouse, and includes a Qualified Joint and Surviving Spouse Annuity payable under Section 7.02 or an optional form payable under Section 7.04.

(b)

Other Payment Forms.  If a Participant’s Retirement Pension is payable in any form other than an annuity for life only or a qualified joint and survivor annuity, the annual amount of benefit payable to the Participant shall not exceed the Actuarial Equivalent of an annuity for life only which does not exceed the lesser of the Dollar Limit or the

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Percentage Limit.  In making such actuarial adjustment: (1) the actuarial principles set forth in Section 1.04 of Appendix A to this Plan shall be utilized (provided that the interest rate shall not be less than 5 percent); (2) no adjustment shall be made for any ancillary benefit provided under the Plan which is not directly related to retirement benefits, including, without limitation, disability benefits, medical benefits, and preretirement death benefits (including any such death benefit coverage described in Article 6); and (3) no adjustment shall be required for the value of post-retirement cost-of-living increases made in accordance with Code § 415(d).

(c)	Employee Contributions. In determining the annual amount of benefit, benefits derived from employee contributions shall be disregarded.
(d)

Multiemployer Plans.  Any benefits provided under any multiemployer plan to which the Company or an Affiliate is a party shall be taken into account under this Article 14 only to the extent that the benefits provided under such plan exceed the benefits that would have been provided under such plan if the Participant had no service with the Company or an Affiliate.

14.03	Adjustments for Early or Late Payment.
(a)	The following adjustments shall apply for early or late payments:
(1)	Payments Starting Prior to Age 62.
(A)

Limitation Years Beginning Before July 1, 2007.  If a Participant’s Retirement Pension begins prior to age 62 and occurs in a Limitation Year beginning before July 1, 2007, the Dollar Limit applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the Dollar Limit (adjusted under Section 14.05 for years of participation less than 10, if required).  Actuarial equivalence for this purpose is computed using whichever of the following produces the smaller annual amount: (1) the actuarial equivalent (at such age) of the Dollar Limit computed using the interest rate and mortality table (or other tabular factors) specified in Section 1.07 of Appendix A of the Plan; or (2) the actuarial equivalent (at such age) of the Dollar Limit computed using a 5 percent interest rate and the applicable mortality table as defined in Section 1.04 of Appendix A to the Plan.

(B)	Limitation Years Beginning on or After July 1, 2007.
(i)

Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Dollar Limit for the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial

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equivalent of the Dollar Limit (adjusted under Section 14.05 for years of participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table for the annuity starting date as defined in Section 1.04 of Appendix A to the Plan (and expressing the Participant’s age based on completed calendar months as of the annuity starting date).

(ii)

Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Dollar Limit for the Participant’s annuity starting date is the lesser of the limitation determined under clause (i) above and the Dollar Limit (adjusted under Section 14.05 for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the immediately commencing straight life annuity under the Plan at age 62, both determined without applying the limitations of this Section 14.03.

(2)	Payments Starting After Age 65.
(A)

Limitation Years Beginning Before July 1, 2007.  If the annuity starting date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning before July 1, 2007, the Dollar Limit for the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Dollar Limit (adjusted under Section 14.05 for years of participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate and the mortality table (or other tabular factor) specified in Section 1.07 of Appendix A of the Plan, or (2) a 5 percent interest rate assumption and the applicable mortality table as defined in Section 1.04 of Appendix A to the Plan.

(B)	Limitation Years Beginning On or After July 1, 2007.
(i)

Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Dollar Limit at the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at

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the Participant’s annuity starting date that is the actuarial equivalent of the Dollar Limit (adjusted under Section 14.05 for years of participation less than 10, if required), with actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table for that annuity starting date as defined in Section 1.04 of Appendix A to the Plan (and expressing the Participant’s age based on completed calendar months as of the annuity starting date).

(ii)

Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Dollar Limit at the Participant’s annuity starting date is the lesser of the limitation determined under clause (i) above and the Dollar Limit (adjusted under Section 14.05 for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age 65, both determined without applying the limitations of this Section 14.03. For this purpose, the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical participant who is age 65 and has the same accrued benefit as the participant.

(b)

Any decrease in the Dollar Limit determined in accordance with Sections 14.03(a)(1) or (2) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.  If any benefits are forfeited upon death, the full mortality decrement is taken into account.

14.04

Conditional Exemption for Pensions Under $10,000.  The Percentage Limit shall not be applicable to any Retirement Pension with respect to a Participant for any year if (1) the annual amount of employer‑provided retirement benefits payable with respect to such Participant under this Plan and all other defined benefit plans of the Company and Affiliates does not exceed ten thousand dollars ($10,000) for such year or any prior year, and (2) such Participant never participated in any defined contribution plan maintained by the Company or any Affiliate.

14.05	Participants with Fewer than Ten Years of Service.

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(a)

If the Participant has less than 10 years of participation in the Plan, the Dollar Limit shall be reduced by 1/10th for each year of participation (or part thereof) less than 10.  If the Participant has less than 10 years of service with the Company and its Affiliates, the Percentage Limit shall be reduced by 1/10th for each year of service (or part thereof) less than 10.  Years of service shall include future years occurring before the Participant’s Normal Retirement Age.  Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, only if it can reasonably be anticipated that the Participant will receive a year of service for such year.

(b)

For purposes of this Section 14.05, a Participant shall be credited with a year of participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met:

(1)

The Participant is credited with at least the number of Hours of Service for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and

(2)

The Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period.  If these two conditions are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period.  A Participant who is permanently and totally disabled within the meaning of Code § 415(c)(3)(C)(i) for an accrual computation period shall receive a year of participation with respect to that period.  In no event will more than one year of participation be credited for any 12-month period.

14.06

Benefits Payable Under More than one Defined Benefit Plan.  If benefits that are subject to the limitations of Code § 415 are payable under any other defined benefit plan maintained by the Company or any Affiliate (whether or not terminated), the benefits payable under this Plan, as limited by this Article 14, shall be subject to further limitation in order that the amount of employer‑provided benefits payable under all defined benefit plans maintained by the Company and all Affiliates shall not, in the aggregate, exceed the benefit limitations described in this Article 14.  If reduction in the benefits under such defined benefit plans in the aggregate is thus required, such reduction shall be applied in the reverse order in which benefits under such plans would otherwise accrue except as any such other plan may otherwise expressly provide; provided, however, that benefits under any multiemployer plan shall be reduced last.

14.07	Benefits from Transferred Assets Disregarded.
(a)

In applying the limitations of this Article 14, there shall be disregarded benefits provided under any plan taken into account hereunder (the “transferee plan”) that are attributable to assets transferred directly or indirectly from a predecessor plan.  For this purpose, the benefit attributable to assets transferred from any such predecessor plan shall be equal to the total benefit transferred by such plan to the transferee plan, multiplied by a fraction, the numerator of which is the total assets transferred and the denominator of which is the total liabilities transferred.

(b)	For purposes of this Section 14.07, the term “predecessor plan” shall mean (1) a defined benefit plan (or succession of such plans) formerly maintained by an employer other EAST\83473092.3 59 than the Company or any Affiliate; provided, however, that if such a predecessor plan became maintained by the Company or any Affiliate prior to the transfer of assets to this Plan, the benefit that is disregarded pursuant to this Section 14.07 shall be determined as if such transfer occurred at the date that the predecessor plan was first maintained by the Company or such Affiliate, or (2) a defined contribution plan all or a part of whose assets were transferred to the Plan.

ARTICLE 15. “Top Heavy” Provisions
15.01	Plans Included in Determination of “Top Heavy” Status.
(a)	For purposes of this Article 15, “Applicable Plans” shall include:
(1)	each plan of the Company or any Affiliate in which a Key Employee (as defined in Section 15.02 for this Plan, and as defined in Code § 416(i) for each other Applicable Plan) participates; and
(2)	each other plan of the Company or any Affiliate which enables any plan described in Paragraph (l) above to meet the requirements of Code §§ 401(a)(4) and 410.
(b)

Any plan not required to be included under subsection (a) above may also be included, at the option of the Company, provided that the requirements of Code §§ 401(a)(4) and 410 continue to be satisfied for the group of Applicable Plans after such inclusion.

(c)

Applicable Plans may include terminated plans, frozen plans, and to the extent that benefits are provided with respect to service with the Company or an Affiliate, multiemployer plans (described in Code § 414(f)) and multiple employer plans (described in Code § 413(c)) to which the Company or an Affiliate makes contributions.

15.02	“Key Employee”.
(a)

Effective January 1, 2002, for purposes of this Article 15, “Key Employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was (1) an officer of the Company or an Affiliate having annual compensation greater than $130,000 (as adjusted under Code § 416(i)(1) for Plan Years beginning after December 31, 2002), (2) a 5-percent owner of the Company, or (3) a 1-percent owner of the Company having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Code § 415(c)(3).  The determination of who is a Key Employee will be made in accordance with Code § 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

(b)

Prior to January 1, 2002, for purposes of this Article 15, “Key Employee” means an employee (including a former employee, whether or not deceased) of the Company or an Affiliate who, at any time during a given Plan Year or any of the four (4) preceding Plan Years, is in one or more of the following categories:

(1)	An officer of the Company or an Affiliate having “Compensation” (as defined in Code § 414(q)(7)), greater than 50% of the maximum dollar limitation described EAST\83473092.3 60 in Section 14.01(b)(3) for any such Plan Year; provided, that the number of employees treated as officers shall be no more than fifty or, if fewer, the greater of three employees or 10% of the employees (including “Leased Employees” as described in Section 16.01), exclusive of employees described in Code § 414(q)(8).

(2)

One of the ten (10) employees (A) having Compensation of more than the maximum dollar limitation for defined contribution plans in effect under Code § 415(c)(1)(A) and (B) owning (or considered as owning, within the meaning of Code § 416(i)) the largest percentage interests in value of the Company or an Affiliate, provided, that such percentage interest exceeds one-half percent in value. If two employees have the same interest in the Company or an Affiliate, the employee having the greater Compensation shall be treated as having the larger interest.

(3)

A person owning or considered as owning, within the meaning of Code § 416(i), more than five percent (5%) of the outstanding stock of the Company or an Affiliate, or stock possessing more than five percent (5%) of the total combined voting power of all stock of the corporation (or having more than five percent (5%) of the capital or profits interest in the Company or any Affiliate that is not a corporation, determined under similar principles).

(4)

A one-percent (1%) owner of the Company or an Affiliate having Compensation of more than $150,000. “One-percent owner” means any person who would be described in Paragraph (3) above if “one percent (1%)” were substituted for “five percent (5%)” in each place where it appears therein.

15.03

“Top Heavy” Test.  In any Plan Year beginning January 1, 1984 or thereafter during which the sum, for all Key Employees (as defined in Section 15.02 for this Plan and as defined in Code § 416(i) for each other Applicable Plan) (and their beneficiaries) of the present value of the cumulative accrued benefits under all Applicable Plans which are defined benefit plans (determined based on the actuarial assumptions set forth in Appendix A to this Plan) and the aggregate of the accounts under all Applicable Plans which are defined contribution plans, exceeds sixty percent (60%) of a similar sum determined for all participants in such plans (but excluding participants who are former Key Employees), the Plan shall be deemed “Top Heavy.” Solely for purposes of determining whether this Plan or any other Applicable Plan is “Top Heavy” for a given Plan Year, the accrued benefit of a participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company or any Affiliate, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code § 411(b)(1)(C).

15.04

Determination Dates.  The determination as to whether this Plan is “Top Heavy” for a given Plan Year shall be made as of the last day of the preceding Plan Year (the “Determination Date”); and other plans shall be included in determining whether this Plan is “Top Heavy” based on the determination date for each such plan which occurs in the same calendar year as such Determination Date for this Plan.

15.05	Valuation. The value of account balances and the present value of accrued benefits for each Applicable Plan will be determined, subject to Code § 416 and the regulations EAST\83473092.3 61 thereunder, as of the most recent valuation date that falls within or ends with the 12-month period ending on the applicable Determination Date for such plan if it is a defined contribution plan and the most recent valuation date used for determining such plan’s minimum funding requirements occurring during the 12-month period ending on the applicable Determination Date if it is a defined benefit plan.

15.06

Distribution within Five Years.  Distributions from the Plan or any other Applicable Plan during the 5-year period ending on the applicable determination date shall be taken into account in determining whether the Plan is “Top Heavy.”  Effective January 1, 2002, this Section 15.06 shall be applied by substituting “1-year period” for “5-year period” except in the case of a distribution made for a reason other than severance from employment, death, or disability.

15.07

No Service Within Five Years.  For plan years beginning on or after January 1, 1985, benefits and distributions under this Plan or any other Applicable Plan shall not be taken into account with respect to any individual who has not performed any services for the Company or an Affiliate at any time during the 5-year period ending on the applicable determination date.  Effective January 1, 2002, this Section 15.07 shall be applied by substituting “1-year period” for “5-year period.”

15.08

Compliance With Code § 416.  The calculation of the “Top Heavy” ratio, and the extent to which distributions, amounts attributable to rollovers or similar transfers to and from this Plan or any other Applicable Plan shall be taken into account in accordance with applicable regulations.

15.09	Beneficiaries. The terms “Key Employee” and, for purposes of this Article 15, “participant” include their beneficiaries.
15.10	Provisions Applicable in “Top Heavy” Years.
(a)	For any Plan Year in which the Plan is deemed to be “Top Heavy,” the following provision shall apply:
(1)	Minimum Accrued Benefits.
(A)

The accrued benefit derived from employer contributions under the Plan of each Participant who is not a Key Employee, expressed as an annual benefit in single life annuity form beginning at Normal Retirement Date, shall be at least (i) two percent (2%) of the average of such Participant’s Earnings (as defined in Section 14.01(b)(5)) not in excess of the limits under Code § 401(a)(17) for the 5 calendar years in which such average is highest (excluding any such year after the Plan ceased to be “Top Heavy”) multiplied by (B) the number of Plan Years beginning on or after January 1, 1984 during which the Plan is “Top Heavy” and he has at least 1,000 Hours of Service, but not more than ten years.

(B)

The foregoing provisions of this paragraph (1) shall apply before the corresponding provision of any Applicable Plan that is a defined contribution plan, and shall, to the extent necessary or appropriate, be deemed satisfied in whole or in part by benefits to the Participant provided under any other Applicable Plan, including without limitation, the

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actuarial equivalent of accumulated account balances under any defined contribution plans. A Participant’s accrued benefit, determined as of the last day of any Plan Year in which the Plan ceases to be “Top Heavy,” shall not be reduced because the Plan ceased to be “Top Heavy.”

(C)

Effective January 1, 2002, for purposes of satisfying the minimum benefit requirements of Code § 416(c)(1) and the Plan, in determining years of service with the Company, any service with the Company shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code § 410(b)) no Key Employee or former Key Employee.

(2)	Any Participant shall be vested in his accrued benefit derived from employer contributions on a basis at least as favorable as is provided under the following schedule:
Vesting Service	Percentage Vested
Less Than 3 Years	0%
3 Years or More	100%

In any Plan Year in which the Plan is not deemed to be “Top Heavy” the minimum vested percentage shall be no less than that which was determined as of the last day of the last Plan Year in which the Plan was deemed to be “Top Heavy.”

15.11

Represented Employees.  Sections 15.10(a)(1) and (3) shall not apply to any employee included in a unit of employees covered by a collective bargaining agreement, if retirement benefits are the subject of good faith bargaining.

ARTICLE 16. Leased Employees
16.01

Definitions.  For purposes of this Article 16, the term “Leased Employee” means any person performing services for the Company or an Affiliate (hereinafter referred to as the “Recipient”) pursuant to an agreement between the Recipient and any other person (hereinafter referred to as the “Leasing Organization”), who has performed such services for the Recipient (including persons related to the Recipient within the meaning of Code § 103(b)(6)(c)) on a substantially full‑time basis for a period of at least one year, if such services are performed under primary direction or control by the Recipient.

16.02

Treatment of Leased Employees.  For purposes of this Plan, a Leased Employee shall be treated as an employee of the Company, but not an Eligible Employee of the Company.  A Leased Employee’s service with the Recipient (including service prior to the effective date of this Article 16) shall be taken into account in determining his compliance with the service requirements of the Plan relating to participation and vesting should he ever become an Eligible Employee (but not for purposes of determining the amount of his benefits, his entitlement to retirement subsidies or ancillary benefits, or any purpose other than participation and vesting).

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16.03

Exception for Employees Covered by Plans of Leasing Organization.  Section 16.02 shall not apply to any Leased Employee if such employee is covered by a money purchase pension plan of the Leasing Organization meeting the requirements of Code § 414(n)(5) and Leased Employees do not constitute more than 20% of the aggregate “nonhighly compensated workforce” (as defined in Code § 414(n)(5)(C)(ii)) of the Company and Affiliates.

16.04

Construction.  The purpose of this Article 16 is to comply with the provisions of Code § 414(n). All provisions of this Article 16 shall be construed consistently therewith, and, without limiting the generality of the foregoing, no individual shall be treated as a Leased Employee except as required under such section.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer this 5th day of December, 2014.

APPVION, INC.

By: /s/ Matthew P. Vosters

Title: Senior Legal Counsel

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APPENDIX A

Actuarial Assumptions

Unless otherwise expressly provided in the Plan, the following actuarial assumptions shall be used to determine benefits under the Plan for Participants who either separate from service or accrue benefits on or after January 1, 2008.  As to all other Participants, actuarial determinations governing benefits under the Plan shall be made in accordance with the Plan as in effect before January 1, 2008.

1.01	50% Joint and Surviving Spouse Annuity.

The percentage of the Basic Monthly Benefit payable to the Participant and continuing to his Surviving Spouse at one half the rate (i.e., 50%) after his death during the remaining lifetime of such Spouse shall be determined using the following assumptions:

(1)	Interest. 8%.
(2)	Mortality. The 1983 Group Annuity Mortality Table for males for the participants and the 1983 Group Annuity Mortality Table for females for the spouse.
1.02	75% Joint and Surviving Spouse Annuity Option.

The percentage of the Basic Monthly Benefit payable to the Participant and continuing to his Surviving Spouse at three-fourths the rate (i.e., 75%) after his death during the remaining lifetime of such Spouse shall be determined using the following assumptions:

(1)	Interest. 8%.
(2)	Mortality. The 1983 Group Annuity Mortality Table for males for the participants and the 1983 Group Annuity Mortality Table for females for the spouse.
1.03	100% Joint and Surviving Spouse Annuity Option.

The percentage of the Basic Monthly Benefit payable to the Participant and continuing to his Surviving Spouse at the same rate after his death during the remaining lifetime of such Spouse shall be determined using the following assumptions:

(1)	Interest. 8%.
(2)	Mortality. The 1983 Group Annuity Mortality Table for males for the participants and the 1983 Group Annuity Mortality Table for females for the spouse.
1.04	Code § 415 Limits.

For purposes of applying the limits of Code § 415, a retirement benefit that is payable in any form other than a straight life annuity and that is not subject to Code § 417(e)(3) must be adjusted to an actuarially equivalent straight life annuity that equals:

(1)

For Limitation Years beginning on or after July 1, 2007, the greater of the annual amount of the straight life annuity (if any) payable under the Plan at the same annuity starting date, and the annual amount of a straight life annuity

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APPENDIX A-1

commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using an interest rate of 5 percent and the applicable mortality table under Code § 417(e)(3).

(2)

For Limitation Years beginning before July 1, 2007, the annual amount of a straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount: (i) the interest rate and mortality table or other tabular factor specified in the Plan for adjusting benefits in the same form; and (ii) a 5 percent interest rate assumption and the applicable mortality table under Code § 417(e)(3).

1.05	Reemployed Pensioners, etc.
(1)

For purposes of increasing a Participant’s Retirement Pension to reflect the value of excess Missed Payments as provided in Plan Section 7.09(a) and for reducing the pension of a Participant who had previously received benefits from an Affiliate or under another plan of the Company, as provided under Plan Section 5.07, the following factors shall be used:

(2)	Interest: 8.00%
(3)	Mortality: The 1983 Group Annuity Mortality Table (males, 3 year setback)
1.06	Benefit Forms Subject to Code § 417(e)(3).

The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined under this Section 1.06 if the form of the Participant’s benefit is a benefit form subject to Code § 417(e)(3).  In this case, the actuarially equivalent straight life annuity shall be determined as follows:

(1)

Annuity Starting Date in Plan Years Beginning After 2005.  If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning after 2005, the actuarially equivalent straight life annuity is equal to the greatest of (i) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the interest rate specified in the Plan and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; (ii) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table defined in Section 1.07(2) below; and (iii) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the applicable interest rate and the applicable mortality table defined in Section 1.07(2) below, divided by 1.05.  Effective for distributions pursuant to Section 7.07 of the Plan during the period beginning September 1, 2014 and ending December 31, 2015, the “applicable interest rate” referred to in the preceding sentence shall mean either (x) the applicable interest rate defined in Code §417(e)(3)(C) for the December preceding the first day of the Plan Year or (y) the applicable interest rate defined

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APPENDIX A-2

in Code §417(e)(3)(C) for the September preceding the first day of the Plan Year, whichever produces the larger lump sum.

(2)Annuity Starting Date in Plan Years Beginning in 2004 or 2005.  If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount: (i) the interest rate specified in the Plan for adjusting benefits in the same form; and (ii) a 5.5 percent interest rate assumption and the applicable mortality table defined in Section 1.07(2) below.

1.07	All Other Equivalencies.

For purposes of all calculations not expressly set forth in the Plan, the following interest and mortality assumptions shall apply:

(1)Interest:  The applicable interest rate as defined in Code § 417(e)(3)C) for the September preceding the first day of the Plan Year.

(2)Mortality:  The applicable mortality table as defined in Code § 417(e)(3)(B).

(3)Expected Retirement Age:  For a Participant other than a Rule of 65 Retiree who terminates prior to his Earliest Retirement Age - age 65; for a Rule of 65 Retiree who terminates prior to his Earliest Retirement Age - age 65; and for any other Participant - age at Pension Commencement Date.

* * * * *

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APPENDIX A-3

APPENDIX B

MINIMUM DISTRIBUTION REQUIREMENTS

ARTICLE 1. General Rules.
1.01	Effective Date. The provisions of this APPENDIX B will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.
1.02

Coordination with Minimum Distribution Requirements Previously in Effect.  If the total amount of 2002 required minimum distributions under the plan made to the distributee prior to the effective date of this section equals or exceeds the required minimum distributions determined under this section, then no additional distributions will be required to be made for 2002 on or after such date to the distributee.  If the total amount of 2002 required minimum distributions under the plan made to the distributee prior to the effective date of this section is less than the amount determined under this section, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this section.

1.03	Precedence. The requirements of this section will take precedence over any inconsistent provisions of the plan.
1.04

Requirements of Treasury Regulations Incorporated.  All distributions required under this section will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

1.05

TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this section, other than section 1.4, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the plan that relate to section 242(b)(2) of TEFRA.

ARTICLE 17. Time and Manner of Distribution.
17.01	Required Beginning Date. The participant's entire interest will be distributed, or begin to be distributed, to the participant no later than the participant's required beginning date.
17.02

Death of Participant Before Distributions Begin.  If the participant dies before distributions begin, the participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)

If the participant's surviving spouse is the participant's sole designated beneficiary, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

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APPENDIX B-1

(b)

If the participant's surviving spouse is not the participant's sole designated beneficiary, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

(c)

If there is no designated beneficiary as of September 30 of the year following the year of the participant's death, the participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

(d)

If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the participant.

For purposes of this section 2.2 and section 5, distributions are considered to begin on the participant's required beginning date (or, if section 2.2(d) applies, the date distributions are required to begin to the surviving spouse under section 2.2(a)).  If annuity payments irrevocably commence to the participant before the participant's required beginning date (or to the participant's surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

17.03

Form of Distribution.  Unless the participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 3, 4 and 5 of this section. If the participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code § 401(a)(9) and the Treasury regulations.  Any part of the participant's interest which is in the form of an individual account described in Code § 414(k) will be distributed in a manner satisfying the requirements of Code § 401(a)(9) and the Treasury regulations that apply to individual accounts.

ARTICLE 18. Determination of Amount to be Distributed Each Year.
18.01	General Annuity Requirements. If the participant's interest is paid in the form of annuity distributions under the plan, payments under the annuity will satisfy the following requirements:
(a)	The annuity distributions will be paid in periodic payments made at intervals not longer than one year;
(b)	The distribution period will be over a life (or lives) or over a period certain not longer than the period described in section 4 or 5;
(c)	Once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;
(d)	Payments will either be non-increasing or increase only as follows:

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APPENDIX B-2

(1)	by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;
(2)

to the extent of the reduction in the amount of the participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in section 4 dies or is no longer the participant's beneficiary pursuant to a qualified domestic relations order within the meaning of section 414(p);

(3)	to provide cash refunds of employee contributions upon the participant's death; or
(4)	to pay increased benefits that result from a plan amendment.
18.02

Amount Required to be Distributed by Required Beginning Date.  he amount that must be distributed on or before the participant's required beginning date (or, if the participant dies before distributions begin, the date distributions are required to begin under section 2.2(a) or (b)) is the payment that is required for one payment interval.  he second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually.  All of the participant's benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the participant's required beginning date.

18.03

Additional Accruals After First Distribution Calendar Year.  any additional benefits accruing to the participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

ARTICLE 19. Requirements For Annuity Distributions That Commence During Participant's Lifetime.
19.01

Joint Life Annuities Where the Beneficiary Is Not the Participant's Spouse.  If the participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the participant and a non-spouse beneficiary, annuity payments to be made on or after the participant's required beginning date to the designated beneficiary after the participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the participant using the table set forth in Q&A-2 of section 1.401(a)(9)-6T of the Treasury regulations.  If the form of distribution combines a joint and survivor annuity for the joint lives of the participant and a non-spouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

19.02

Period Certain Annuities.  Unless the participant's spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the participant's lifetime may not exceed the applicable distribution period for the participant under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations for the calendar year

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APPENDIX B-3

that contains the annuity starting date.  If the annuity starting date precedes the year in which the participant reaches age 70, the applicable distribution period for the participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the participant as of the participant's birthday in the year that contains the annuity starting date.  If the participant's spouse is the participant's sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the participant's applicable distribution period, as determined under this section 4.2, or the joint life and last survivor expectancy of the participant and the participant's spouse as determined under the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's and spouse's attained ages as of the participant's and spouse's birthdays in the calendar year that contains the annuity starting date.

ARTICLE 20. Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin.
20.01

Participant Survived by Designated Beneficiary.  If the participant dies before the date distribution of his or her interest begins and there is a designated beneficiary, the participant's entire interest will be distributed, beginning no later than the time described in section 2.2(a) or (b), over the life of the designated beneficiary or over a period certain not exceeding:

(a)

Unless the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year immediately following the calendar year of the participant's death; or

(b)

If the annuity starting date is before the first distribution calendar year, the life expectancy of the designated beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year that contains the annuity starting date.

20.02

No Designated Beneficiary.  If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant's death, distribution of the participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

20.03

Death of Surviving Spouse Before Distributions to Surviving Spouse Begin.  If the participant dies before the date distribution of his or her interest begins, the participant's surviving spouse is the participant's sole designated beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this section 5 will apply as if the surviving spouse were the participant, except that the time by which distributions must begin will be determined without regard to section 2.2(a).

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APPENDIX B-4

ARTICLE 21. Definitions.
21.01

Designated beneficiary.  The individual who is designated as the beneficiary under section 1.09 of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

21.02

Distribution calendar year.  A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date.  For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to section 2.2.

21.03	Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.
21.04	Required beginning date. The date specified in the plan.

* * * * *

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APPENDIX B-5

APPENDIX C

Special Retirement Enhancement Programs

21.01	Effective Date. Unless otherwise specified herein, the provisions of this Appendix C shall be effective as of September 1, 2014.
21.02	1997 Special Retirement Enhancement Program.
(a)

Eligible Employees who are employed by Newton Falls Inc., as of July 21, 1997, and who, as of December 31, 1997, have or will have accrued not fewer than ten (10) years of Vesting Service and are or will be not less than age fifty-five (55) as of December 31, 1997, shall be eligible to receive a Retirement Pension under this Section 5.08 if, and only if, they elect, during the period commencing July 21, 1997, and ending September 8, 1997, voluntarily to retire from the service of the Company.  Such election shall be on a form and in the manner prescribed by the Plan Administrator.

(b)

A Participant who makes an election described in subsection (a) above shall receive the following enhancements to the Retirement Pension with respect to which such Participant is otherwise entitled under the Plan:

(1)	three (3) Years of Benefit Service shall be added to the Participant’s accrued benefit (credited as of October 1, 1997);
(2)	the reduction for commencement prior to Normal Retirement Age specified in Section 5.02(b)(2), to the extent otherwise applicable, shall be waived.
21.03	1999 Special Retirement Enhancement Program (Newton Falls, Harrisburg Plant).
(a)	This Section 1.03 shall apply to the following classifications of Participants:
(1)

A Participant who is actively employed at the Harrisburg Plant of the Company on September 29, 1999 (“Harrisburg Participant”), and who, as of December 31, 2000, has or will have accrued not fewer than five (5) years of Vesting Service and is no less than age fifty (50) years of age; and

(2)

A Participant who is actively employed by Newton Falls Inc. on October 13, 1999 (“Newton Falls Participant”), and who, as of July 31, 2000, has or will have accrued not fewer than five (5) years of Vesting Service and is not less than fifty (50) years of age.

(b)

If a Harrisburg Participant or a Newton Falls Participant elects, during a fixed period of time established by the Company with respect to the applicable class of Participants, voluntarily to retire from the service of the Company, such Participant shall be eligible to receive a Retirement Pension under this Section 1.03 in lieu of any other Retirement Pension provided under Article 5 of the Plan.  Such election shall be made on a form and in the manner prescribed by the Plan Administrator.

(c)

A Participant who makes an election described in subsection (b) above shall receive the following enhancements to the Retirement Pension such Participant is otherwise entitled to receive under the Plan:

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APPENDIX C-1

(1)

Five (5) Years shall be added to the Participant’s accrued Years of Benefit Service, not to exceed 35 years of Benefit Service in any event (to be credited as of the Participant’s Retirement Date).  For purposes of this Section 1.03, a Participant’s “Retirement Date” shall be the first day of the month coincident with or next following the Participant’s actual Termination of Employment with the Company;

(2)	An option to elect immediate commencement of Retirement Pension effective as of the Participant’s Retirement Date shall be granted; and
(3)

The reduction for commencement prior to Normal Retirement Age specified in Section 5.02(b)(2) Table A, to the extent otherwise applicable, shall be waived.  For a Retirement Pension that commences prior to age 55, there shall be a reduction in the Participant’s Retirement Pension equal to three percent (3%) per year to the Participant’s actual pension commencement date (adjusted by straight line interpolation for ages that are not integral).

(d)

An election made under subsection (a) above shall be effective December 31, 2000 for Newton Falls Participants, and June 30, 2001 for Harrisburg Participants, unless an earlier Retirement Date is agreed in writing by and between the electing Participant and the Plan Administrator.

21.04	2000 Special Retirement Enhancement Program (All locations, except Harrisburg and Newton Falls).
(a)

This Section 1.04 shall apply to certain Participants assigned to specified jobs or departments within the Company (as determined by the Company in its sole discretion) who are actively employed by the Company on January 1, 2000, except those identified as a Harrisburg Participant or a Newton Falls Participant in Plan Section 1.04 above, who, as of December 31, 2000, have or will have accrued not fewer than five (5) years of Vesting Service and are no less than fifty (50) years of age.

(b)

If a Participant covered by this Section 1.04 elects, during a fixed period of time established by the Company, voluntarily to retire from the service of the Company, such Participant shall be eligible to receive a Retirement Pension under this Section 1.04 in lieu of any other Retirement Pension provided under Article 5 of the Plan.  Such election shall be made on a form and in the manner prescribed by the Plan Administrator.

(c)

A Participant who makes an election described in subsection (b) above shall receive the following enhancements to the Retirement Pension such Participant is otherwise entitled to receive under the Plan:

(1)

Five (5) Years shall be added to the Participant’s accrued Years of Benefit Service, not to exceed 35 years of Benefit Service in any event (to be credited as of the Participant’s Retirement Date).  For purposes of this Section 1.04, a Participant’s “Retirement Date” shall be the first day of the month coincident with or next following the Participant’s actual Termination of Employment with the Company;

(2)	An option to elect immediate commencement of Retirement Pension effective as of the Participant’s Retirement Date shall be granted; and

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APPENDIX C-2

(3)

The reduction for commencement prior to Normal Retirement Age specified in Section 5.02(b)(2) Table A, to the extent otherwise applicable, shall be waived.  For a Retirement Pension that commences prior to age 55, there shall be a reduction in the Participant’s Retirement Pension equal to three percent (3%) per year to the Participant’s actual pension commencement date (adjusted by straight line interpolation for ages that are not integral).

(d)

An election made under subsection (a) above shall be effective December 31, 2000, unless an earlier Retirement Date is agreed in writing by and between the electing Participant and the Plan Administrator.

21.05	2014 Lump Sum Distribution Program.
(a)	This Section 1.05 shall apply shall apply to Participants who terminated employment on or before June 30, 2014 (“Section 1.05 Participant”) excluding the following:
(1)	Any Participant currently receiving payments of his Retirement Pension pursuant to Article 5 of the Plan;
(2)	Any Participant who attained his Normal Retirement Date prior to November 30, 2014;
(3)	Any Participant whose Retirement Pension is subject to an assignment pursuant to a Qualified Domestic Relations Order as described in Section 7.11 of the Plan;
(4)	Any Participant with respect to whom the Plan Administrator received a domestic relations order submitted for qualification pursuant to Section 7.11 on or prior to June 30, 2014;
(5)	Any Surviving Spouse entitled to a Special Spouse Benefit under Section 6.02 of the Plan or a Pre-Retirement Surviving Annuity under Section 6.03 of the Plan;
(6)	Any Participant currently receiving long term disability benefits under the Company’s long term disability plan; and
(7)

Any Participant for whom the Company determines it is not administratively feasible to offer a lump sum payment election under the 2014 Lump Sum Distribution Program, such as Participants the Company is unable to locate after a diligent search, and Participants for whom the Company is unable to determine the Retirement Pension based on data available as of June 30, 2014.

(b)

During the period beginning September 9, 2014 and ending October 20, 2014, a Participant covered by this Section 1.05 may elect to receive his Retirement Pension in the form of a single lump sum equal to the Actuarial Value of his Retirement Pension determined as of his Normal Retirement Date in accordance with subsection (c) below, without taking into account any subsidy for an Early Retirement Pension described in Section 5.02 of the Plan.

(c)

For purposes of this Section 1.05 the Actuarial Value of a Retirement Pension shall be calculated using the applicable interest rate defined in Code §417(e)(3)(C), for the September preceding the first day of the Plan Year and the applicable mortality table

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APPENDIX C-3

defined in Code §417(e)(3)(B). Notwithstanding the foregoing, in no event shall a lump sum payment under this Section 1.05 exceed the limits set forth in Section 14.02(b) of the Plan.
(d)	A lump sum payment elected pursuant to subsection (b) above shall be paid as soon as practicable following November 30, 2014.
(e)

(1)  During the period beginning September 9, 2014 and ending October 20, 2014, a Participant covered by this Section 1.05 who is not currently eligible to receive his Retirement Pension as a Normal Retirement Pension, an Early Retirement Pension, or a Vested Retirement Pension, shall, if the Participant so elects (at such time and in such manner as the Plan Administrator shall prescribe) be eligible to receive a Vested Retirement Pension as of December 1, 2014 in a monthly amount determined as under Section 5.02(b)(1) of the Plan reduced pursuant to the actuarial factors in Section 1.07 of Appendix A, provided, further, that the percentages set forth in the tables used in determining Vested Retirement Pensions or Early Retirement Pensions as applicable to such Participant under Article V of the Plan shall be used to determine the reduction in the Participant’s monthly amount from the Participant’s Normal Retirement Date to the Participant’s 55th birthday, but only to the extent the percentages set forth in such tables produce a lower monthly amount of benefit.

(2)   Notwithstanding anything herein to the contrary, for a Participant who is not eligible to receive his Retirement Pension as a Normal Retirement Pension, an Early Retirement Pension, or a Vested Retirement Pension, whose Vested Retirement Pension is subject to the provisions of a Supplement: (i) the Participant’s monthly amount under this subsection will be determined under the provisions of the applicable Supplement applicable to a  Vested Retirement Pension starting as of the Participant’s Normal Retirement Date, (ii) the actuarial factors used to reduce the monthly amount will be the actuarial factors in Section 1.07 of Appendix A as modified by the applicable Supplement, and (iii) the tables referred to in the proviso in paragraph (e)(1) above will be the tables applicable to such Particpant under the applicable Supplement.

(3)  Any Retirement Pension payable under this subsection 1.05(e), shall be paid in the normal form of benefit as provided in Section 7.01 of the Plan or, for a married Participant, in a Qualified Joint and Surviving Spouse Annuity Form as provided in Section 7.02 of the Plan or the 75% surviving spouse option as provided in Section 7.05(a), if the Participant so elects.

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APPENDIX C-4

SUPPLEMENT A

Special Provisions Applicable to Participants With Pre-1966 Service

A21.01	Special Definitions. For purposes of this Supplement A:

Pre-1966 Accumulations. The term “Pre-1966 Accumulations” means the amount determined by converting the benefit accrued by a Pre-1966 Participant, expressed as a single life annuity beginning at age 65, under the NCR Plan as of December 31, 1965 to a single sum amount payable at the Participant’s Pension Commencement Date using the following assumptions: an annual interest rate of 3.5% and the 1951 Group Annuity Table (males) projected to 1965 according to projection scale C age rated down 5 years for females.

Pre-1966 Participant. The term “Pre-1966 Participant” means a Participant who immediately prior to January 1, 1966 was a participant in the NCR Plan.

A21.02

Special Single Sum Settlement. A Pre-1966 Participant may, in lieu of receiving his entire Retirement Pension in the form of an annuity, elect to receive reduced annuity payments plus a single sum payment of his Pre-1966 Accumulations. The single sum payment must be made as of the Pension Commencement Date of the Participant’s reduced annuity payments.  Effective January 1, 1985, an election to receive this single sum payment must be a Qualified Election.

A21.03

Offset for Single Sum Payment.  The Retirement Pension determined under (or with respect to) Section 5.01 shall be reduced in the case of Participant who elects to receive his Pre-1966 Accumulations in a single sum payment by the Actuarial Equivalent of his Pre-1966 Accumulations determined by using the interest and mortality factors specified under Section 1.07 (effective July 1, 1996, Section 1.06) of Appendix A (or corresponding provisions of the Plan as in effect at the time of reference).

A21.04	Effective Date. The provisions of this Supplement A are effective January 1, 1976.

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SUPPLEMENT A-1

SUPPLEMENT B

Special Provisions Applicable to Certain
Salaried Employees of West Carrollton, Ohio Location

B21.01	Service with Glatfelter.
(a)	Except as provided under subsection (b) below, service with P.H. Glatfelter Company (“Glatfelter”) shall not be taken into account for any purpose under the Plan.
(b)

Notwithstanding any other provision of the Plan, an Eligible Employee who was employed by Glatfelter shall receive Vesting Service for the period prior to September 11, 1984 equal to his “Years of Service” as of September 10, 1984 under either of Glatfelter’s  Salaried Employees’ Retirement Plan (as amended) or Pension Plan for Salaried Employees and shall have such period aggregated with his Benefit Service solely for purposes of determining whether such an employee satisfies the requirements for being a Rule of 65 Retiree as defined in Section 1.36.

B21.02

Benefit Service Upon Transfer to Eligible Employment. If a former Glatfelter employee who participated in the Paper Industry Union-Management Pension Fund (“PIUMPF”) after September 10, 1984 transfers to employment as an Eligible Employee, then, notwithstanding Section 4.04(a)(2), he shall be credited with Benefit Service for service as an hourly employee at the West Carrollton, Ohio location of the Company on or after September 11, 1984 as if such service were service as an Eligible Employee. In such a case, the Retirement Pension earned with respect to such deemed Benefit Service shall be offset by benefits provided under PIUMPF with respect to such service as provided under Section 5.07 (Non-Duplication of Benefits)

.

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SUPPLEMENT B-1

SUPPLEMENT C

Special Provisions Applicable to Portage Employees

Effective January 1, 1989, the Retirement Plan for Employees of the Portage, Wisconsin Plant of Appleton Papers Inc. was merged into this Plan. This Supplement C provides for such merger and sets forth special provisions of the Plan applicable to current and former Portage Employees.

ARTICLE 1. Merger
C1.01	Special Definitions. For purposes of this Supplement C:

Portage Plan. The term “Portage Plan” means the Retirement Plan for Employees of the Portage, Wisconsin Plant of Appleton Papers Inc. as in effect prior to its merger into this Plan.

Basic Plan. The term “Basic Plan” means the Appvion, Inc. Retirement Plan (formerly known as Retirement Plan for Certain Employees of Appleton Papers Inc. and Adopting Related Companies), exclusive of this Supplement C.

Portage Employee. The term “Portage Employee” means a non-exempt employee of Appvion, Inc. employed at its Portage, Wisconsin Plant, excluding any such employee who is a salaried employee or who is eligible to actively participate in any other retirement, pension or profit sharing plans established by Appvion, Inc., other than the Appleton Papers Retirement Savings and Employee Stock Ownership Plan, or to which Appvion, Inc. makes contributions on his behalf.

C1.02	Merger Effective January 1. 1989. Effective as of January 1, 1989, the Portage Plan shall be merged into this Plan.
C1.03	Transfer of Trust Funds. The trust fund under the Portage Plan shall be deemed merged into and to be a part of the trust fund under the Plan effective as of January 1, 1989.
C1.04

Transfer of Benefit Obligations from Portage Plan. All persons having an interest under the Portage Plan prior to January 1, 1989 shall, on and after January 1, 1989, be entitled to benefits determined solely under this Plan, in lieu of any and all interest which they had or may have had under such Portage Plan.

C1.05	No Acceleration of Vesting. In no event shall the merger of the Portage Plan into this Plan operate to accelerate any person’s vested interest in his accrued benefit under the Portage Plan.
C1.06

Effect of Restatement. The Basic Plan was restated, effective January 1, 1989, except as otherwise expressly provided or as otherwise required by law. Amendments to provisions of the restated Basic Plan which were made to conform the Basic Plan to changes in the law and which were effective prior to January 1, 1989, shall be deemed to have been made in the same manner and effective as of the same time to the corresponding provisions of the Portage Plan.

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SUPPLEMENT C-1

ARTICLE 2. Special Provisions
C2.01

Eligible Employees. The term “Eligible Employee” under the Plan shall include a Portage Employee; provided, however, that no one shall be treated as an Eligible Employee for any period prior to January 1, 1989 by reason of this Section C2.01.

C2.02

Preservation of Portage Plan Benefit. The Retirement Pension to which a vested Portage Employee is entitled under this Plan shall not be less than the amount of his “Retirement Pension” under the Portage Plan (including Sections 5.02(b) and 5.03(b) thereof) determined as of the earlier of his Termination of Employment or death and December 31, 1988.

C2.03

Benefit Service. Notwithstanding Section 4.04, in determining the Retirement Pension payable with respect to a Portage Employee who is an Eligible Employee by reason of Section C2.01 and who has met the requirements to be a Participant under Section 2.01, all his service under the Portage Plan prior to January 1, 1989 credited for benefit accrual purposes shall be treated as Benefit Service under this Plan.

C2.04

Disability. For purposes of Section 5.04, an Eligible Employee who is a Portage Employee shall be treated as having incurred a Disability during any period such employee is entitled to benefits under (a) a long-term disability plan or any other program that provides disability payments maintained by the Company or (b) is entitled, prior to his Social Security Retirement Age, to disability benefits under Social Security (including any period constituting the Social Security 6-month elimination period).

* * * * *

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SUPPLEMENT C-2

SUPPLEMENT D

Special Provisions Applicable to
Employees of East Shore Chemical Co., Inc.

D2.01	East Shore Chemical Co., Inc. (ESCO), a wholly owned subsidiary of Appvion, Inc. shall be treated as a Company under the Plan and Trust Agreement, effective as of January 1, 1987.
D2.02

A salaried employee of ESCO may be treated as an Eligible Employee on or after January 1, 1987, without regard to his participation in the Eat Shore Chemical Co., Inc. Profit Sharing Plan, but shall not be credited with any Benefit Service for any period prior to January 1, 1987.

D2.03

Subject to the provisions of Article IV of the Plan, a Participant who is an employee of ESCO shall receive Vesting Service for the period prior to January 1, 1987 equal to his “Years of Vesting Service” under the East Shore Chemical Co., Inc. Profit Sharing Plan as determined under Section 5.2(c) thereof as of December 31, 1986.

* * * * *

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SUPPLEMENT D-1

SUPPLEMENT E

Special Provisions Applicable to Newton Falls Employees

Effective January 1, 1996, the “Stora Papyrus Newton Falls, Inc. Retirement Plan”, sponsored and maintained by Newton Falls Inc. (formerly “Stora Newton Falls, Inc.”), a wholly-owned subsidiary of the Company, was merged into the Retirement Plan of Appvion, Inc. (formerly known as Retirement Plan for Non-Bargaining Unit Employees of Appleton Papers Inc.).  This Supplement E sets forth the terms and conditions of such merger and special provisions that are applicable to current and former employees of Newton Falls Inc.

Effective November 30, 2001, the assets and liabilities of the Plan with respect to Newton Falls Employees were transferred to the Appleton Coated LLC Retirement Plan for Non-Bargaining Unit Employees (“Appleton Coated Plan”) pursuant to the terms of a Purchase Agreement dated July 5, 2001, whereby the Company and Appleton Coated LLC (the employer of Newton Falls Employees) no longer were Affiliated Companies, as defined in Section 1.03 of the Plan.  This Supplement E is applicable to Newton Falls Employees until the assets and liabilities of the Plan with respect to the said Newton Falls Employee are transferred to the Appleton Coated Plan.

ARTICLE 1 Merger
E1.01	Special Definitions.
(a)	Newton Falls Plan: The term “Newton Falls Plan” means the Stora Papyrus Newton Falls, Inc. Retirement Plan, as in effect immediately prior to its merger into this Plan.
(b)

API Non-Bargaining Unit Plan:  The term “API Non-Bargaining Unit Plan”, as well as references in this Supplement E to the “Plan”, means the Appvion, Inc. Retirement Plan (formerly known as Appleton Papers Inc. Retirement Plan for Non-Bargaining Unit Employees).

(c)

Newton Falls Employee:  The term “Newton Falls Employee” means any employee who has received remuneration for services rendered to Newton Falls Inc. (prior to June 19, 1995, “Stora Newton Falls, Inc.”), prior to January 1, 1996, and is employed by Newton Falls Inc. on and after January 1, 1996.

E1.02	Effective Date. The effective date of the merger of the Newton Falls Plan into the API Non-Bargaining Unit Plan is January 1, 1996.
E1.03

Transfer of Trust Assets and Liabilities.  The assets and liabilities constituting the trust fund under the Newton Falls Plan shall be merged into and to become a part of the trust fund under the API Non-Bargaining Unit Plan, effective January 1, 1996.

E1.04

Transfer of Benefit Obligations from Newton Falls Plan.  All Participants and beneficiaries having a beneficial interest in or with respect to the Newton Falls Plan on or as of January 1, 1996, shall, on and after January 1, 1996, look solely to the API Non-Bargaining Unit Plan for such benefits, in lieu of any and all interest they had or may have had with respect to the Newton Falls Plan.

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SUPPLEMENT E-1

E1.05

No Acceleration of Vesting.  In no event shall the merger of the Newton Falls Plan into this Plan operate to accelerate any Participant’s vested interest in an Accrued Benefit under the Newton Falls Plan, subject in all events to the requirements of Internal Revenue Code § 411(a)(10).

E1.06

Effect of Compliance Amendments.  The API Non-Bargaining Unit Plan was amended on December 16, 1994 (with effect, as and where applicable, from January 1, 1989, to comply with the 1986 Tax Reform Act); such amendments which were made to conform the Plan to the law shall be deemed to have been made in the same manner and effective as of the same time with respect to the corresponding provisions of the Newton Falls Plan prior to the merger.

ARTICLE 2 . Special Provisions
E2.01

Participation.  Effective January 1, 1996, the term “Participant” shall include employees of Newton Falls Inc. who were Participants (or beneficiaries) under the Newton Falls Plan as of December 31, 1995; Eligible Employees who are employees of Newton Falls Inc. and whose Employment Date is January 1, 1996 or later shall become Participants in the Plan as set forth in Article 2 thereof.

E2.02	Retirement Pension.
(a)

The Retirement Pension to which a Participant who, prior to January 1, 1996, had an Accrued Benefit under the Newton Falls Plan, and who is actively employed by Newton Falls Inc. or the Company on and after January 1, 1996, shall be entitled a Retirement Pension equal to the greater of:

(1)	the Participant’s Accrued Benefit under the Newton Falls Plan (as defined in Section 4.2 thereof), as of December 31, 1995, (referred to as the “Newton Falls minimum benefit”); and
(2)

the applicable Retirement Pension calculated under Article 5 of the Plan, determined by treating Years of Service earned under the Newton Falls Plan through December 31, 1995 as years of Benefit Service under the Plan.

(b)

In no event shall the Retirement Pension of a Participant who had an Accrued Benefit under the Newton Falls Plan be less than the amount of such Participant’s Accrued Benefit thereunder, calculated as of the earlier of such Participant’s Termination of Employment and December 31, 1995, and subject to the requirements of Code § 411(d)(6) relating to the preservation of a Participant’s accrued benefit, and the regulations promulgated thereunder.

E2.03

Vesting.  Accrued Benefits of Newton Falls Employees that are vested as of December 31, 1995 shall remain fully vested and nonforfeitable upon merger of the plans.  Participants who are not vested as of December 31, 1995, must satisfy the vesting requirements of Articles IV and V of this Plan for Plan years commencing on and after January 1, 1996.  Years of Service earned under the Newton Falls Plan for vesting purposes prior to the merger of the plans shall continue to credited under this Plan.

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SUPPLEMENT E-2

E2.04

Disability.  A Participant who is a Newton Falls Employee shall be eligible for a Disability Retirement Pension under Plan Section 5.04 only if such Participant is actively employed (or is on short-term disability) by Newton Falls Inc. or the Company on and after January 1, 1996, and thereafter becomes entitled to benefits under a long-term disability plan maintained by Newton Falls Inc. or the Company, subject to the further provisions of said Plan Section 5.04.  A Newton Falls Employee who is on long-term disability as of January 1, 1996, and who does not return to active employment thereafter, shall not be entitled to a Disability Retirement Pension under this Plan in any event.

* * * * *

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SUPPLEMENT E-3

SUPPLEMENT F

Withdrawal of Appleton Coated LLC

F2.01	Withdrawal of Appleton Coated LLC.
(a)

Appleton Coated LLC (“Appleton Coated”) shall withdraw as, and cease to be, an entity included within the “Company” under the Plan as of the date of closing under a purchase agreement dated July 5, 2001, whereby Appleton Coated ceased to be a member of a group of businesses under common control, as defined in Code §§ 414(b) and (c) (the “Closing Date”).  The withdrawal of Appleton Coated from the Plan shall be governed solely by the provisions of this Supplement F, notwithstanding any contrary provision of the Plan.  No benefits, vesting or service shall accrue or be credited under the Plan after the Closing Date with respect to employment with Appleton Coated.  On and after the Closing Date, no Covered Employee shall be entitled to receive payment of any benefits under the Plan on account of the withdrawal of Appleton Coated from the Plan, except as provided in Section F1.04.

(b)

For purposes of this Supplement F, “Covered Employee’ means:  (1) such employees and former employees (and their beneficiaries) as are listed in Schedule I attached hereto, and (2) Eligible Employees employed by Appleton Coated as of the Closing Date who had not yet satisfied the participation requirements of Section 2.01 of the Plan.  “Continued Employees” means employees who are employed by Appleton Coated as of the Closing Date.

F2.02

Transfer of Assets and Liabilities.  Effective as of the last day of the month in which the Closing Date occurs, the Plan shall transfer to a plan maintained by Appleton Coated (“Appleton Coated’s Plan”) in which Covered Employees participate, the Transfer Amount determined under Section F1.03 and all liability and responsibility for benefits under the Plan in respect of Covered Employees (except for any benefit payments made by the Plan with respect to Covered Employees on and after the Closing Date and prior to the transfer of the Transfer Amount to Appleton Coated’s Plan, as provided in Section F1.04).  As soon as practicable after the determination of the Transfer Amount, the Plan Administrator shall direct the trustee of the Plan to transfer assets having a fair market value equal to the Transfer Amount to the trustee (or other funding agent) of Appleton Coated’s Plan.  Transferred assets shall be comprised of a prorated interest in each investment fund or other asset held in the Appvion, Inc. Master Trust, except as otherwise specifically agreed by the Plan Administrator and Appleton Coated.

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SUPPLEMENT F-1

F2.03	Determination of Transfer Amount.
(a)

The Transfer Amount shall be the sum of (i) the aggregate actuarial present value of the accrued benefit liabilities under the Plan for Covered Employees on a termination basis, calculated as of the last day of the month in which the Closing Date occurs (the “Valuation Date”), by using the actuarial assumptions specified in Treasury Regulation Section 1.414(l)-1(b)(9), and by crediting Continued Employees with Benefit Service for the 2001 Plan Year through the Closing Date (whether or not such employee has been credited with the Hours of Service ordinarily required in order to accrue a benefit for the 2001 Plan Year) (the “Closing Pension Liability” for Covered Employees), plus (ii) a Pro-rata Share of Surplus Assets.  Surplus Assets shall equal the excess (if any) of the fair market value of assets of the API Plan on the Valuation Date, over the Closing Pension Liability for all current and former employees (and their beneficiaries) covered under the API Plan.  Pro-rate Share means the percentage determined by dividing (A) the Closing Pension Liability for Covered Employees by (B) the Closing Pension Liability for all current and former employees (and their beneficiaries) covered under the API Plan immediately prior to Closing.

(b)	The Transfer Amount shall be adjusted for market performance from the Valuation Date to the date of the transfer of assets, and reduced by the amount of payments made pursuant to Section F1.04 hereof.
(c)

In no event will the amount transferred be less than the amount required under Code § 414(l).  To the extent the Closing Pension Liability for all current and former employees (and their beneficiaries) covered under the API Plan is greater than the fair market value of API Plan assets on the Valuation Date, the Transfer Amount shall be reduced in accordance with Code § 414(l).

F2.04	Payment of Benefits - Administration of Plan Prior to Transfer.
(a)

During the period from the Closing Date until the transfer described in Section F1.02, (1) the payment of current benefits in respect of Covered Employees following the Closing Date may be made under such arrangements as Appleton Coated and the Company agree upon as reasonable and appropriate, and (2) the interests of Covered Employees in the Plan and the assets attributable to such interests shall continue to be administered for the benefit of the Covered Employees in the Plan and the assets attributable to such interests shall continue to be administered for the benefit of the Covered Employees in the same manner as administered before the Closing Date.

(b)

To effect the foregoing (and without limiting the generality thereof), the Plan Administrator in its discretion may direct payment of currently payable benefits accrued prior to the Closing Date for Covered Employees who subsequently retire from and/or terminate employment with Appleton Coated with vested rights.

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SUPPLEMENT F-2

F2.05	Conditions.
(a)	The obligations undertaken by the Plan under the foregoing provisions of this Supplement F shall be conditioned upon the following:
(1)

Effective as of the Closing Date, Appleton Coated shall have in effect a defined benefit plan intended to be qualified under Code § 401(a) which shall provide benefits to Covered Employee substantially identical in all material respects (except for such changes as may be required by law) to those provided under the Plan as of the Closing Date.  Each Covered Employee shall become a participant in Appleton Coated’s Plan as of the Closing Date, subject to Appleton Coated Plan’s participation requirements regarding age and service.  Covered Employees shall receive credit for all service with the Company and Appleton Coated prior to the Closing Date for all purposes (including eligibility, vesting and benefit accruals) under Appleton Coated’s Plan.

(2)

Counsel for Appleton Coated shall deliver to the Company an opinion of counsel in form satisfactory to the Plan Administrator to the effect that Appleton Coated’s Plan complies with the requirements for qualification under Code § 401(a).

(3)	Appleton Coated shall file all documents required to be filed with appropriate government agencies by reason of the transfer of assets and liabilities described in this Supplement F.
(4)	Appleton Coated shall provide the Company with all records and information that the Company may reasonably request in order to carry out its obligations under this Supplement F.
(b)	[Reserved]
F2.06

Cessation of Liability with Respect to Covered Employees.  Effective upon the date of acceptance by Appleton Coated’s Plan of the transfer of assets contemplated by Section F1.02 (the “Transfer Date”), the Plan shall have no further responsibility or liability for benefits with respect to Covered Employees or any persons claiming though them, and such transfer shall be in full discharge of all such responsibilities and liabilities.  In the event that it should subsequently be determined that the amount transferred exceeded or was less than the amount required to be transferred by such provision, taking into account requirements of applicable law, the difference shall be refunded by Appleton Coated’s Plan, or transferred to Appleton Coated’s Plan, as the case may be.  However, the fact that such a subsequent adjustment is required shall not prevent the transfer of all responsibility and liability for benefits with respect to Covered Employees from being total and complete as of the Transfer Date.

* * * * *

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SUPPLEMENT F-3

SUPPLEMENT G

Special Provisions Applicable to
Appleton Employees of the Appleton, Wisconsin Plant
Represented by Paper, Allied-Industrial, Chemical
and Energy Workers International Union, Local 469

Effective January 1, 2002, the Retirement Plan for Employees of the Appleton, Wisconsin Plant of Appleton Papers Inc. Represented by Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 469 was merged into this Plan.  This Supplement G provides for such merger and sets forth special provisions of the Plan applicable to current and former Appleton Plant Employees.

ARTICLE 1 . Merger
G1.01	Special Definitions.
(a)

Appleton Plant Plan:  The term “Appleton Plant Plan” means the Retirement Plan for Employees of the Appleton, Wisconsin Plant of Appleton Papers Inc. Represented by Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 469, as in effect immediately prior to its merger into the Plan.

(b)

API Non-Bargaining Unit Plan:  The term “API Non-Bargaining Unit Plan,” as well as references in this Supplement G to the “Plan,” means the Appvion, Inc. Retirement Plan (formerly known as Appleton Papers Inc. Retirement Plan) as restated January 1, 2002, and as subsequently amended.

(c)

Appleton Plant Employee:  The term “Appleton Plant Employee” means an hourly employee of the Company employed at its Appleton, Wisconsin plant and represented by the Union, excluding any such employee who is eligible to actively participate in any other retirement, pension or profit sharing plan established by the Company or to which the Company makes contributions on his behalf (other than the Appleton Papers Retirement Savings and Employee Stock Ownership Plan).

(d)

Termination of Employment:  The term “Termination of Employment” for purposes of this Supplement G for Appleton Plant Employees, in lieu of the definition of such term set forth at Section 1.40 of the Plan, shall mean a termination of employment, or with respect to a Participant or employee who terminates employment, or the like, such term means an employee’s ceasing to be in the active employ of the Company (irrespective of any seniority rights or recall rights) for any reason (including quit, discharge, disability, layoff, retirement, or entrance into military service) other than death or an authorized leave of absence.

(e)	Union: The term “Union” means the Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 469.
G1.02	Effective Date. The effective date of the merger of the Appleton Plant Plan into the API Non-Bargaining Unit Plan is January 1, 2002.

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SUPPLEMENT G-1

G1.03

Transfer of Trust Assets and Liabilities.  The assets and liabilities constituting the trust fund under the Appleton Plant Plan shall be merged into and become a part of the trust fund under the API Non-Bargaining Unit Plan, effective January 1, 2002.

G1.04

Transfer of Benefit Obligations from Appleton Plant Plan.  All Participants and beneficiaries having a beneficial interest in or with respect to the Appleton Plant Plan on or as of January 1, 2002, shall, on and after January 1, 2002, look solely to the API Non-Bargaining Unit Plan for such benefits, in lieu of any and all interest they had or may have had with respect to the Appleton Plant Plan.

G1.05

No Acceleration of Vesting.  In no event shall the merger of the Appleton Plant Plan into this Plan operate to accelerate any Participant’s vested interest in an Accrued Benefit under the Appleton Plant Plan subject in all events to the requirements of Code § 411(a)(10).

G1.06

Effect of Compliance Amendments.  The API Non-Bargaining Unit Plan was amended effective January 1, 2002 (with retroactive effect, as and where applicable, to comply with the legislation collectively known as “GUST”); such amendments which were made to conform the Plan to the law shall be deemed to have been made in the same manner and effective as of the same time with respect to the corresponding provisions of the Appleton Plant Plan prior to the merger.

ARTICLE 2 . Special Provisions
G2.01

Participation.  Effective January 1, 2002, the term “Participant” shall include Appleton Plant Employees who were Participants (or beneficiaries) under the Appleton Plant Plan as of December 31, 2001.  Further, the term “Eligible Employee” under the Plan shall include an Appleton Plant Employee.  Eligible Employees who are Appleton Plant Employees and whose Employment Date is January 1, 2002 or later shall become Participants in the Plan as set forth in Article 2 thereof.

G2.02	Break in Service. In addition to the provisions regarding Break in Service under Section 1.07 of the Plan, with respect to Appleton Plant Employees, the following shall apply:
(a)

Solely for the purpose of determining whether a Break in Service has occurred for eligibility and vesting purposes, Hours of Service shall include each hour, in addition to Hours of Service as determined in Sections 4.01 and 4.02, that would be a regularly scheduled working hour for the Company but for the employee’s absence for:

(1)	sickness or disability during a period not to exceed 24 months or his seniority under the collective bargaining agreement with the Union, if greater,
(2)	any leave of absence authorized by the Company in accordance with uniform rules applicable to all employees similarly situated, or
(3)	layoff for a period of absence not to exceed 6 months or the length of his seniority, if greater, up to a maximum of 24 months.
(b)	Reserved.

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SUPPLEMENT G-2

G2.03	Eligible Hours for Calculating Benefit Service. Eligible Hours for calculating Benefit Service for Appleton Plant Employees shall be determined as follows:
(a)	Benefit Service is generally based on the number of Eligible Hours credited to a Participant in a Plan Year.
(b)	A Participant’s Eligible Hours will consist only of the following Hours of Service which are credited for employment as an Eligible Employee:
(1)	Hours of Service credited in accordance with Section 4.01(a)(1) of the Plan (“Paid Working Time”);
(2)	Hours of Service credited in accordance with Section 4.02(a)(2) of the Plan (“Paid Absence”) for:
(A)	paid vacation, holidays and similar paid absences,
(B)	jury duty, and
(C)	funeral leave;

but not including paid sick leave or disability, layoff or other authorized leaves of absence.

(3)	Hours of Service credited in accordance with Section 4.01(a)(3) of the Plan (“Military Service”); and
(4)	Hours of Service credited in accordance with Section 4.01(a)(9) of the Plan (“Back Pay Awards”) in respect of periods described in Sections 4.01(a)(1) through (3) of the Plan.
G2.04	Vesting Service. A Participant who is an Appleton Plant Employee will be credited with Vesting Service as follows:
(a)

a Participant who is an Appleton Plan Employee will be credited with Vesting Service as  of January 1, 1976 equal to the “credited service” standing to his credit on December 31, 1975 under the provisions of the Appleton Plant Plan as then in effect, and

(b)

for each Plan Year beginning on or after January 1, 1976, he will be credited with 1 year of Vesting Service for each Plan Year in which he has at least 1,000 Hours of Service (whether before or after the date he became a Participant).

G2.05	Benefit Service. A Participant who is an Appleton Plant Employee will receive Benefit Service as follows:
(a)

Prior to July 1, 1955.  Benefit Service prior to July 1, 1955 will be the number of years (each month considered one-twelfth of a year) of continuous service prior to July 1, 1955, as determined by the Company.

(b)

Between July 1, 1955 and January 1, 1972.  Benefit Service between July 1, 1955 and January 1, 1972 is granted on the basis of Eligible Hours prior to such a Participant’s Normal Retirement Date as follows:  Each twelve-month period from July 1, through

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SUPPLEMENT G-3

June 30 ending prior to July 1, 1967, and each of the calendar years 1968 through 1971, in which a Participant had 1,800 or more Eligible Hours counts as a full year of Benefit Service.  Where the Participant’s total Eligible Hours during such twelve-month period were less than 1,800, one-twelfth of a year of Benefit Service is granted for each 150 Eligible Hours.  For the six-month period July 1, 1967 through December 31, 1967, a Participant is credited with one-twelfth of a year of Benefit Service for each 150 Eligible Hours, up to a maximum of one-half of a year of Benefit Service.

(c)

On and After January 1, 1972.  For calendar years commencing on and after January 1, 1972, but before January 1, 1988, Benefit Service will be granted for each calendar year to each Participant who is an Appleton Plant Employee on the basis of total Eligible Hours during such year and prior to his Normal Retirement Date.  If such a Participant is credited with at least one Hour of Service on or after January 1, 1988, Benefit Service will be granted as set forth in the preceding sentence, except Eligible Hours earned after such Participant’s Normal Retirement Date shall also be counted.  Any calendar year subsequent to calendar year 1971 in which the Participant has 1,680 or more Eligible Hours will count as a full year of Benefit Service.  Where the Participant’s total Eligible Hours during such calendar year are less than 1,680, one-twelfth of a year of Benefit Service will be granted for each 140 Eligible Hours.

G2.06

Additional Provision Regarding Service with Affiliates, etc.  For a Participant who is an Appleton Plant Employee, in addition to the provisions governing service with an Affiliate, no disability Retirement Benefit will be payable in the event of a disability-caused Termination of Employment while employed by an Affiliate.

G2.07

Retirement Pension.  The following provisions regarding a Participant’s Retirement Pension shall apply with respect to Participants who are Appleton Plant Employees, except that any additional provisions regarding Retirement Pensions contained in the Plan not superseded by the following shall continue to apply to such Participants.

(a)	Retirement At or After Normal Retirement Age.
(1)

For a Participant who is an Appleton Plant Employee, if such Participant’s employment terminates at or after his Normal Retirement Age, he will be entitled to a Normal Retirement Pension in a monthly amount determined by multiplying his years of Benefit Service (including fractions of a year in completed months) as of his Termination of Employment by a benefit formula as follows:

Date upon which employment terminates: On or After Prior to		Benefit Formula
September 1, 2001	September 1, 2003	36.50
September 1, 2003	September 1, 2005	37.50
September 1, 2005	September 1, 2008	41.00
September 1, 2008	September 1, 2010	42.00
September 1, 2010	- - - - -	42.75

See prior plan document for Appleton Plant Plan for benefit formula for Termination of Employment dates prior to September 1, 2001.

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SUPPLEMENT G-4

(2)

Notwithstanding any other provision of the Plan, if a Participant is credited with an Hour of Service on or after January 1, 1988, the amount of the Normal Retirement Pension of such Participant, if he continues in employment his Normal Retirement Date, will be calculated based on Benefit Service accrued before and after his Normal Retirement Date.

(b)	Early Retirement Pension.
(1)

If a Participant who is an Appleton Plant Employee terminates employment on or after the date he has both reached age 55 and completed at least 10 years of Vesting Service (and before his Normal Retirement Age), he will be eligible to receive an Early Retirement Pension.

(2)

An Early Retirement Pension for an Appleton Plan Employee shall be whichever of the benefit described in paragraphs (A) or (B) below as the Participant elects, in a time an manner as the Plan Administrator may prescribe:

(A)

Payment at Normal Retirement Date.  A Retirement Pension starting on his Normal Retirement Date in a monthly amount determined under Section G2.07(a) based on his Benefit Service and the benefit formula in effect at his Termination of Employment.

(B)

Payment Before Normal Retirement Date.  A Retirement Pension starting on the first day of any month coincident with or following the date his employment terminates and before his Normal Retirement Date, in a monthly amount determined under paragraph (A) above, reduced in accordance with whichever of the following tables applies:

Termination of Employment on or after September 1, 1995:
Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	100%
63	100%
62	100%
61	95%
60	90%
59	85%
58	80%
57	75%
56	70%
55	65%

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SUPPLEMENT G-5

Termination of Employment prior to September 1, 1995:
Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	100%
63	100%
62	100%
61	80%
60	75%
59	70%
58	65%
57	60%
56	55%
55	50%

(An adjustment shall be made by straight line interpolation for ages that are not integral.)

(3)

Transition Rule.  No reduction will be made under paragraph (B) above in the portion of a Participant early Retirement Pension accrued and vested as of September 1, 1975 (based on the benefit level then in effect), or such reduction will be limited to the extent that such reduction would be prohibited or limited under the provisions of Paragraph (C) of Section 3, Part II of the Appleton Plant Plan as in effect on June 30, 1978, and any such limited reduction will be based on the actuarial tables in effect prior to September 1, 1975.

(4)

Notwithstanding any provision in the Plan to the contrary, a Participant who (A) is actively employed by the Company as of September 1, 1995, (B) has attained age sixty (60) or will attain such age on or before December 31, 1996, and (C) retires on or after September 1, 1995, and on or before June 1, 1996, may receive a Retirement Pension starting on the first day of the month coincident with or following the date his employment terminates and before his Normal Retirement Date in a monthly amount determined under Paragraph (b)(2)(A) above, without reduction for early commencement.

(c)	Vested Retirement Pension.
(1)

Upon the Termination of Employment of a Participant who is an Appleton Plant Employee and who (A) has accrued at least one Hour of Service on or after January 1, 1989, and (B) is not eligible for a Retirement Pension under Section G2.07(a) or G2.07(b), and (C) has completed at least five (5) years of Vesting Service, such Participant will be eligible to receive a Vested Retirement Pension.

(2)

Such Participant’s Vested Retirement Pension will start on the Participant’s Normal Retirement Date in a monthly amount determined in accordance with Section G2.07(a)(1), or, if the Participant so elects, (in a time and manner as the Plan Administrator may prescribe) on the first day of any month prior to his Normal Retirement Date, and coincident with or following his 55th birthday in a monthly amount equal to the greater of:

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SUPPLEMENT G-6

(A)	an amount determined in accordance with Section G2.07(a)(1), reduced as follows:
Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
65	100%
64	89%
63	79%
62	71%
61	64%
60	58%
59	52%
58	47%
57	42%
56	38%
55	34%

(If a Vested Retirement Pension begins at a date between the above-stated ages, the reduction shall be calculated by straight-line interpolation of the applicable above-stated percentages), or

(B)

an amount determined in accordance with Subsection G2.07(b)(1)(A) calculated by assuming that the Participant had terminated employment on August 31, 1985 (or actual Termination of Employment date, if earlier) reduced as follows:

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
65	100%
64	95%
63	90%
62	85%
61	80%
60	75%
59	70%
58	65%
57	60%
56	55%
55	50%
(d)	Disability Retirement Pension.
(1)

If a Participant who is an Appleton Plant Employee with at least 5 years of Benefit Service terminates employment with the Company (20 years for Participants who terminate such employment prior to September 1, 1981, and 10 years for Participants who terminate such employment on or after September 1, 1981, but prior to January 1, 1989) on account of a Disability with respect to which he becomes eligible for and receives disability benefits under the Social Security Act (which shall be the definition of the term “Disability” for purposes of this Section G2.07(d), except as modified under Paragraphs (3) and (4) below),

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SUPPLEMENT G-7

he will be entitled to a Disability Retirement Pension starting on the first day of the month coincident with or next following the date on which he actually starts receiving disability benefits under the Social Security Act (excluding retroactive payment of such benefits).  The monthly amount of a Participant’s Disability Retirement Pension will be determined under Section G2.07(a) based on his Benefit Service (determined in accordance with Section G2.06) and the benefit formula in effect at his Termination of Employment.

(2)

A Participant described in subsection (1) above who is eligible for a Retirement Pension under any of the other provisions of Article 5 of the Plan or Section G2.07 may elect to receive any such other Retirement Pension instead of the Disability Retirement Pension provided by this Section G2.07(d).  The Disability Retirement Pension payable under this Section G2.07(d) is intended to be a disability auxiliary benefit as described in Treasury Regulation § 1.401(a)-20(c).  Thus, the annuity starting date for a Participant receiving a Disability Retirement Pension does not occur until the Participant attains Normal Retirement Age and such Participant’s surviving spouse, if any, would be entitled to the Pre-Retirement Surviving Spouse annuity described in Article 6 of the Plan if the Participant dies before Normal Retirement Age (or the commencement of benefits under any of the other provisions of the Plan, if applicable).

(3)

Payment of a Disability Retirement Pension shall be conditioned upon the filing of an application therefor and providing such information as the Plan Administrator may require.  The Plan Administrator may, as a condition of authorizing any Disability Retirement Pension hereunder, require a medical examination by such physicians as the Plan Administrator may designate.  If a Participant fails or refuses to submit to such medical examination, then no Disability Retirement Pension will be payable until the Participant agrees to and receive such examination.  No Disability Retirement Pension will be payable for the period of such refusal.

(4)

If a Participant recovers from his Disability prior to attaining his Normal Retirement Age to such an extent that he would no longer be eligible for disability benefits under the Social Security Act, he shall so notify the Plan Administrator and payment of his Disability Retirement Pension will cease.  If the Participant fails to notify the Plan Administrator of his recovery from his Disability, then any Disability Retirement Pension payments he received for which he was not eligible must be repaid to the Trust upon the direction of the Plan Administrator.  The Plan Administrator may require physical examination of the Participant by such physicians as the Plan Administrator may designate in order to verify the Participant’s continuing Disability, and may terminate payment of a Disability Retirement Pension in the event the Participant refuses to undergo such examination, or if the Plan Administrator determines, on the basis of such an examination or otherwise, that the Participant’s Disability has ceased.

(5)

If a Participant’s Disability Retirement Pension ceases in accordance with Paragraph (4) above,  he will be entitled to benefits in accordance with Section G2.07(b) or G2.07(c) (whichever is applicable), based upon the benefit formula taken into account in determining the amount of his Disability Retirement Pension, provided, however, if the Participant returns to the employment of the Company and earns Eligible Hours, any additional benefits that may be payable

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SUPPLEMENT G-8

to the Participant by reason of such reemployment upon his subsequent Termination of Employment will be based upon the benefit formula in effect upon such termination.  Any such benefits thereafter payable to such Participant will be reduced by the Actuarial Equivalent, based on the assumptions set forth in Section 1.07 of Appendix A to the Plan, of any Disability Retirement Pension payments found by the Plan Administrator to have been made after the Participant recovered from his Disability.

(e)

Reemployment Before Pension Commencement Date.  If a Participant who is an Appleton Plant Employee and who is entitled to a Retirement Pension is reemployed by the Company before his Pension Commencement Date, benefits based on his Benefit Service credited after such reemployment will be based on the benefit formula in effect at the time of his subsequent Termination of Employment.  In such event, the amount of Retirement Pension payable with respect to Benefit Service credited prior to such reemployment will not be increased by any applicable increase in the benefit formula that may have occurred subsequent to the date of such previous Termination of Employment, until the Participant has been reemployed for a period of continuous active employment of at least 12 months.

(f)

Participants Not Actively At Work.  If a Participant who is an Appleton Plant Employee is not actively at work immediately prior to his Termination of Employment because of layoff, medical leave of absence or other authorized leave of absence, his Retirement Pension (if any) under the Plan will be based on the benefit formula as in effect under the Plan no later than the last day that he was actively at work as an Eligible Employee.

G2.08	Special Spouse Benefit Inapplicable. For Participants who are Appleton Plant Employees, the “Special Spouse Benefit” described in Article 6 of the Plan shall not apply.
G2.09

Additional Methods of Payment Provisions for Appleton Plant Employees.  In addition to the methods of payment provisions set forth in Section G2.07(d) (relating to Disability Retirement Pension) and Article 7 of the Plan, for Participants who are Appleton Plant Employees the following additional or alternative provisions regarding methods of payment shall apply, subject to the restrictions on electing an optional form of payment under Section 7.04 of the Plan:

(a)	Annuity With Ten Year Certain Option.
(1)

Subject to Section 7.04 of the Plan, a Participant who is an Appleton Plant Employee may elect to receive a reduced Retirement Pension payable to him monthly during his life which, in the event of the Participant’s death prior to receiving 120 monthly payments, will pay the same amount of reduced pension to the Participant’s Beneficiary until a combined total of 120 monthly payments have been made.

(2)

In the event of the Participant’s death before his Pension Commencement Date, his election of the ten year certain option will be null and void.  If the Beneficiary dies before the Participant Pension Commencement Date, the election of the ten year certain option will be considered null and void unless the Participant designates a new Beneficiary before his Pension Commencement Date.

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SUPPLEMENT G-9

(b)	Beneficiary Under Ten Year Certain Option.
(1)

Subject to the further provisions of this Section G2.09(b), each Participant who elects the ten year certain option described in Section G2.09(a)(1) above may designate a person (who may be an individual, a trust, or his executors or administrators) as his Beneficiary under such option.  Such designation shall be made by executing and filing with the Plan Administrator a written designation of beneficiary, in such form and at such time as may be prescribed by the Plan Administrator.

(2)

Notwithstanding Paragraph (1) above, a Participant’s sole Beneficiary shall be his Surviving Spouse, if the Participant has a Surviving Spouse, unless the Participant has designated another Beneficiary with Spousal Consent.  The provisions of this Paragraph (2) shall not apply with respect to a Spouse whom the Participant married after his Pension Commencement Date.

(3)

A Participant may, at any time and from time to time in such manner as the Plan Administrator shall prescribe, change his designated Beneficiary, but, in any case where the provisions of Paragraph (2) apply, any such designation which has the effect of naming a person other than the Surviving Spouse as sole Beneficiary shall be made only with Spousal Consent.

(4)

If a Participant has failed effectively to designate a Beneficiary, or a Beneficiary previously designated has predeceased the Participant and no alternative designation has become effective, the Beneficiary will be the Participant’s Surviving Spouse, or, if none, will be the Participant’s estate.  Any amounts remaining due under this Plan to a Beneficiary at the time of the Beneficiary’s death will, unless otherwise provided by the Participant in his designation of beneficiary, be paid to the Beneficiary’s estate.

(5)

If the Beneficiary cannot be located for a period of one year following the Participant’s death despite mailing to the Beneficiary’s last known address and has not made written claim within such period to the Plan Administrator, such Beneficiary will be treated as having predeceased the Participant.  The foregoing provisions of this Paragraph (5) shall not apply to the Participant’s Surviving Spouse if such Spouse is the Participant’s presumptive Beneficiary under Paragraph (2).

(6)	Any payments owing to a Participant’s or Beneficiary’s estate under this Plan will be commuted and paid in a single lump sum Actuarially Equivalent to the value of such payments.
(7)

The foregoing provisions of this Section G2.09(b) shall not apply with respect to any Participant who dies on or after January 1, 1985 and has one paid Hour of Service or one hour of paid leave under the Plan or the Appleton Plant Plan on or after August 23, 1984.  The provisions of Section 7.07 of the Appleton Plant Plan as in effect on January 1, 1984 shall apply with respect to all other Participants.

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SUPPLEMENT G-10

(c)	Contingent Annuitant Option.
(1)

Subject to Section 7.04 of the Plan, a Participant who is an Appleton Plant Employee may elect the contingent annuitant option which will provide a reduced monthly amount of Retirement Pension for the lifetime of the Participant and for the continuance of 50%, 75% or 100% of such reduced monthly amount to a contingent annuitant named by the Participant, if living after the Participant’s death, to be paid for the remainder of the contingent annuitant’s lifetime.

(2)

Each Participant who elects the contingent annuitant option must designate a contingent annuitant thereunder by executing and filing with the Plan Administrator a written designation thereof, in such form and at such time as may be prescribed by the Plan Administrator.

(3)

If either a Participant or his contingent annuitant dies before his Pension Commencement Date, the Participant’s election of this option will be null and void.  If the contingent annuitant dies before the Participant but after the Participant’s Pension Commencement Date, no benefits will be payable under this option upon the death of the Participant, but the Participant’s Retirement Pension will continue to be payable to him during his life in the reduced amount provided under the option.

(4)

An election of this option other than with the Participant’s Spouse as the contingent annuitant will be given effect only if the Actuarial Value of the payments to be made to the Participant under the option is more than 50% of the Actuarial Value of all payments to be made under the option and such payments are in accordance with the requirements of Treas. Reg. § 1.401(a)(9)-6(c).

G2.10

Additional or Alternative Actuarial Assumptions.  The following additional or alternative actuarial assumptions shall apply, as applicable, with respect to a Participant who is an Appleton Plant Employee in lieu of any actuarial assumptions given in Appendix A to the Plan which would otherwise apply.  The actuarial assumptions set forth in Appendix A or this Section G2.10, as applicable, shall be used to determine benefits for Participants who are Appleton Plant Employees and who either separate from service or accrue benefits on or after January 1, 1984.  For all other such Participants, actuarial determinations governing benefits under the Plan or the Appleton Plant Plan shall be made in accordance with the Appleton Plant Plan as in effect before January 1, 1984.

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SUPPLEMENT G-11

(a)

50% Joint and Surviving Spouse Annuity; 50% Contingent Annuitant Option.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is an Appleton Plant Employee and continuing to the Surviving Spouse or contingent annuitant at one-half the rate (i.e., 50%) after the Participant’s death during the remaining lifetime of such spouse or other person:

Age of Surviving Spouse		Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	97.5	97.3	97.0	96.7	96.3	96.0	95.6	95.1	94.7	94.1	93.6
64	97.3	97.0	96.7	96.4	96.0	95.7	95.2	94.8	94.3	93.7	93.1
63	97.1	96.8	96.5	96.1	95.7	95.3	94.9	94.4	93.8	93.2	92.6
62	96.8	96.5	96.2	95.8	95.4	95.0	94.5	94.0	93.4	92.8	92.1
61	96.6	96.3	95.9	95.5	95.1	94.6	94.1	93.6	92.9	92.3	91.6
60	96.4	96.0	95.6	95.2	94.7	94.2	93.7	93.1	92.5	91.8	91.0
59	96.1	95.7	95.3	94.9	94.4	93.9	93.3	92.7	92.0	91.3	90.5
58	95.8	95.4	95.0	94.5	94.0	93.5	92.9	92.2	91.5	90.8	90.0
57	95.5	95.1	94.7	94.2	93.6	93.1	92.5	91.8	91.1	90.3	89.4
56	95.3	94.8	94.3	93.8	93.3	92.7	92.0	91.3	90.6	89.8	88.9
55	95.0	94.5	94.0	93.5	92.9	92.3	91.6	90.9	90.1	89.2	88.4
54	94.7	94.2	93.7	93.1	92.5	91.8	91.1	90.4	89.6	88.7	87.8
53	94.4	93.8	93.3	92.7	92.1	91.4	90.7	89.9	89.1	88.2	87.3
52	94.0	93.5	92.9	92.3	91.7	91.0	90.2	89.4	88.6	87.7	86.7
51	93.7	93.2	92.6	91.9	91.3	90.5	89.8	89.0	88.1	87.1	86.2
50	93.4	92.8	92.2	91.5	90.9	90.1	89.3	88.5	87.6	86.6	85.7

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Age for the spouse or contingent annuitant shall be rounded to the nearest even age in full years as of the date of the Participant’s retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(b)

75% Contingent Annuitant Option.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is an Appleton Plant Employee and continuing to the contingent annuitant at three-fourths the rate (i.e., 75%) after the Participant’s death during the remaining lifetime of such person:

Age of Surviving Spouse		Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	96.3	95.9	95.5	95.1	94.6	94.1	93.5	92.9	92.2	91.5	90.7
64	96.0	95.6	95.2	94.7	94.2	93.6	93.0	92.4	91.6	90.8	90.0
63	95.7	95.3	94.8	94.3	93.7	93.1	92.5	91.8	91.0	90.2	89.3
62	95.3	94.9	94.4	93.9	93.3	92.7	92.0	91.2	90.4	89.5	88.6
61	95.0	94.5	94.0	93.4	92.8	92.1	91.4	90.6	89.8	88.9	87.9
60	94.6	94.1	93.6	93.0	92.3	91.6	90.9	90.0	89.1	88.2	87.1
59	94.3	93.7	93.1	92.5	91.8	91.1	90.3	89.4	88.5	87.5	86.4
58	93.9	93.3	92.7	92.0	91.3	90.5	89.7	88.8	87.8	86.8	85.7
57	93.5	92.9	92.2	91.5	90.8	90.0	89.1	88.2	87.2	86.1	84.9
56	93.1	92.4	91.7	91.0	90.2	89.4	88.5	87.5	86.5	85.4	84.2
55	92.6	92.0	91.3	90.5	89.7	88.8	87.9	86.9	85.8	84.7	83.5
54	92.2	91.5	90.8	90.0	89.1	88.2	87.3	86.2	85.1	84.0	82.8
53	91.8	91.0	90.3	89.5	88.6	87.6	86.7	85.6	84.5	83.3	82.1
52	91.3	90.6	89.8	88.9	88.0	87.1	86.0	84.9	83.8	82.6	81.3
51	90.9	90.1	89.3	88.4	87.4	86.5	85.4	84.3	83.1	81.9	80.6
50	90.4	89.6	88.7	87.8	86.9	85.9	84.8	83.7	82.5	81.2	79.9

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Age for the contingent annuitant shall be rounded to the nearest even age in full years as of the date of the Participant’s retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(c)

100% Contingent Annuitant Option.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is an Appleton Plant Employee and continuing to the contingent annuitant at the same rate (i.e., 100%) after the Participant’s death during the remaining lifetime of such person:

Age of Surviving Spouse		Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	95.1	94.6	94.1	93.6	92.9	92.3	91.5	90.7	89.9	88.9	88.0
64	94.7	94.2	93.7	93.1	92.4	91.7	90.9	90.1	89.1	88.1	87.1
63	94.3	93.8	93.2	92.5	91.8	91.1	90.2	89.4	88.4	87.3	86.2
62	93.9	93.3	92.7	92.0	91.2	90.4	89.5	88.6	87.6	86.5	85.3
61	93.4	92.8	92.1	91.4	90.6	89.8	88.9	87.9	86.8	85.7	84.4
60	93.0	92.3	91.6	90.8	90.0	89.1	88.2	87.1	86.0	84.8	83.5
59	92.5	91.8	91.0	90.2	89.4	88.4	87.4	86.4	85.2	84.0	82.7
58	92.0	91.3	90.5	89.6	88.7	87.7	86.7	85.6	84.4	83.1	81.8
57	91.5	90.7	89.9	89.0	88.1	87.0	86.0	84.8	83.6	82.3	80.9
56	91.0	90.1	89.3	88.4	87.4	86.3	85.2	84.0	82.8	81.4	80.0
55	90.4	89.6	88.7	87.7	86.7	85.6	84.5	83.2	81.9	80.6	79.1
54	89.9	89.0	88.1	87.1	86.0	84.9	83.7	82.5	81.1	79.7	78.3
53	89.3	88.4	87.4	86.4	85.3	84.2	83.0	81.7	80.3	78.9	77.4
52	88.7	87.8	86.8	85.7	84.6	83.5	82.2	80.9	79.5	78.0	76.6
51	88.3	87.2	86.2	85.1	83.9	82.7	81.5	80.1	78.7	77.2	75.7
50	87.6	86.6	85.5	84.4	83.2	82.0	80.7	79.3	77.9	76.4	74.9

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Age for the contingent annuitant shall be rounded to the nearest even age in full years as of the date of the Participant’s retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(d)

Annuity with Ten Year Certain Option.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is an Appleton Plant Employee for the lifetime of the Participant, with a guarantee of 120 monthly payments:

Age at Retirement	Percentage
65 (or over)	95.26
64	95.74
63	96.16
62	96.53
61	96.86
60	97.15
59	97.42
58	97.66
57	97.89
56	98.09
55	98.28

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SUPPLEMENT G-12

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(e)

Additional Factors for Code § 415 Limits.  In addition to the interest rate and mortality tables listed at Section 1.04 of Appendix A to the Plan, the following factors shall apply to Appleton Plant Employees:

(1)	Interest: For Retirement Pensions payable in a form other than an annuity for life only or a qualified joint and survivor annuity, 5% shall be used.
(2)	Mortality: For payments made prior to July 1, 1996, the 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).
(f)

Suspended or Duplicate Benefits.  For purposes of all calculations to which Section 1.05 of Appendix A to the Plan applies, for Participants who are Appleton Plant Employees, the following factors shall apply:

(1)	Interest: 8.25%.
(2)	Mortality: The 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).
(g)

All Other Equivalencies.  For purposes of all calculations to which Section 1.07 of Appendix A to the Plan applies, for Participants who are Appleton Plant Employees, the Mortality Table used shall be the 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).

G2.11	2002 Special Retirement Enhancement Program.
(a)

This Section G2.11 shall apply to Appleton Plant Employees who are Plan Participants, are actively employed by the Company on May 1, 2002, and who, as of August 1, 2002, have or will have accrued not fewer than ten (10) years of Vesting Service and are not less than fifty-five (55) years of age (an “Eligible Appleton Plant Participant”).

(b)

If an Eligible Appleton Plant Participant elects, during a fixed period of time established by the Company, voluntarily to retire from the service of the Company in accordance with the terms of the 2002 Special Retirement Enhancement Program for Appleton Plant Hourly Employees, such Participant shall be eligible to receive a Retirement Pension under this Section G2.11 in lieu of any other Retirement Pension provided under Supplement G, Article 2 of the Plan.  Such election shall be made on a form and in the manner prescribed by the Plan Administrator.

(c)

An Eligible Appleton Plant Participant who makes the election described in subsection (b) above shall receive the following enhancements to the Retirement Pension such Participant is otherwise entitled to receive under the Plan:

(1)	Five (5) Years shall be added to the Eligible Appleton Plant Participant’s accrued Years of Benefit Service; and

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SUPPLEMENT G-13

(2)

Five (5) Years shall be added to the Eligible Appleton Plant Participant’s attained age, determined as of August 1, 2002, for purposes of calculating the reduction for commencement prior Normal Retirement Age specified in Section G2.07(b).

(d)

An election made under subsection (b) above shall be effective August 1, 2002, unless an earlier Retirement Date is agreed in writing by and between the electing Participant and the Plan Administrator.  For purposes of this Section G2.11, an Eligible Appleton Plant Participant’s “Retirement Date” shall be the first day of the month coincident with or next following the Participant’s actual Termination of Employment with the Company, and the benefit multiplier shall in all events be $36.50.

* * * * *

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SUPPLEMENT G-14

SUPPLEMENT H

Special Provisions Applicable to
Appleton Employees of the Roaring Spring, Pennsylvania Mill
Represented by Paper, Allied-Industrial, Chemical
and Energy Workers International Union, Local 422

Effective January 1, 2002, the Retirement Plan for Employees of the Roaring Spring, Pennsylvania Mill of Appleton Papers, Inc. Represented by Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 422 was merged into this Plan.  This Supplement H provides for such merger and sets forth special provisions of the Plan applicable to current and former Roaring Spring Mill Employees.

ARTICLE 1 Merger
H1.01	Special Definitions.
(a)

Roaring Spring Mill Plan:  The term “Roaring Spring Mill Plan” means the Retirement Plan for Employees of the Roaring Spring, Pennsylvania Mill of Appleton Papers, Inc. Represented by Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 422, as in effect immediately prior to its merger into the Plan.

(b)

API Non-Bargaining Unit Plan:  The term “API Non-Bargaining Unit Plan,” as well as references in this Supplement H to the “Plan,” means the Appvion, Inc. Retirement Plan (formerly known as Appleton Papers Inc. Retirement Plan for Non-Bargaining Unit Employees).

(c)

Roaring Spring Mill Employee:  The term “Roaring Spring Mill Employee” means an hourly employee of the Company employed at its Roaring Spring, Pennsylvania mill and represented by the Union, excluding any such employee who is eligible to actively participate in any other retirement, pension or profit-sharing plan established by the Company or to which the Company makes contributions on his behalf (other than the Appleton Papers Retirement Savings and Employee Stock Ownership Plan).

(d)

Termination of Employment:  The term “Termination of Employment” for purposes of this Supplement H for Roaring Spring Mill Employees, in lieu of the definition of such term set forth at Section 1.40 of the Plan, shall mean a termination of employment, or with respect to a Participant or employee who terminates employment, or the like, such term means an employee’s ceasing to be in the active employ of the Company (irrespective of any seniority rights or recall rights) for any reason (including quit, discharge, disability, layoff, retirement, or entrance into military service) other than death or an authorized leave of absence.

(e)	Union: The term “Union” means the Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 422.
H1.02	Effective Date. The effective date of the merger of the Roaring Spring Mill Plan into the API Non-Bargaining Unit Plan is January 1, 2002.

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SUPPLEMENT H-1

H1.03

Transfer of Trust Assets and Liabilities.  The assets and liabilities constituting the trust fund under the Roaring Spring Mill Plan shall be merged into and become a part of the trust fund under the API Non-Bargaining Unit Plan, effective January 1, 2002.

H1.04

Transfer of Benefit Obligations from Roaring Spring Mill Plan.  All Participants and beneficiaries having a beneficial interest in or with respect to the Roaring Spring Mill Plan on or as of January 1, 2002, shall, on and after January 1, 2002, look solely to the API Non-Bargaining Unit Plan for such benefits, in lieu of any and all interest they had or may have had with respect to the Roaring Spring Mill Plan.

H1.05

No Acceleration of Vesting.  In no event shall the merger of the Roaring Spring Mill Plan into this Plan operate to accelerate any Participant’s vested interest in an Accrued Benefit under the Roaring Spring Mill Plan subject in all events to the requirements of Code § 411(a)(10).

H1.06

Effect of Compliance Amendments.  The API Non-Bargaining Unit Plan was amended effective January 1, 2002 (with retroactive effect, as and where applicable, to comply with the legislation collectively known as “GUST”); such amendments which were made to conform the Plan to the law shall be deemed to have been made in the same manner and effective as of the same time with respect to the corresponding provisions of the Roaring Spring Mill Plan prior to the merger.

ARTICLE 2 Special Provisions
H2.01

Participation.  Effective January 1, 2002, the term “Participant” shall include Roaring Spring Mill Employees who were Participants (or beneficiaries) under the Roaring Spring Mill Plan as of December 31, 2001.  Further, the term “Eligible Employee” under the Plan shall include a Roaring Spring Mill Employee.  Eligible Employees who are Roaring Spring Mill Employees and whose Employment Date is January 1, 2002 or later shall become Participants in the Plan as set forth in Article 2 thereof.

H2.02	Break in Service. In addition to the provisions regarding Breaks in Service set forth in Section 1.07 of the Plan, the following shall apply with respect to Roaring Spring Mill Employees:
(a)

Solely for purposes of determining whether a Break in Service has occurred for eligibility and vesting purposes, Hours of Service shall include each hour, in addition to Hours of Service as determined in Sections 4.01 and 4.02 of the Plan, that would be a regularly scheduled working hour for the Company but for the employee’s absence for such layoff during a period not to exceed 12 months or the period during which he has recall rights under the collective bargaining agreement with the Union, if greater, up to a maximum of 36 months, provided that he returns to work with the Company within 2 weeks of any recall.

(b)	Reserved.
H2.03

Alternative Provisions Regarding Hours of Service.  As alternatives to the corresponding provisions regarding Hours of Service set forth in Section 4.01 of the Plan, the following shall be counted as Hours of Service with respect to Roaring Spring Mill Employees:

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SUPPLEMENT H-2

(a)

Sick Leave or Disability.  8 hours per day of absence from employment with the Company on account of sickness or disability, up to a maximum of 40 hours per week and an overall maximum of 26 weeks per period of absence, reduced by any such hours which are credited as Hours of Service under Section 4.01(a)(2) of the Plan.

(b)

Authorized Leave of Absence.  8 hours per day of absence for any leave of absence authorized by the Company in accordance with uniform rules applicable to all employees similarly situated, up to a maximum of 40 hours per week and an overall maximum of 13 weeks per period of absence, reduced by any such hours which are credited as Hours of Service under Section 4.01(a)(2) of the Plan.

H2.04	Vesting Service. A Participant who is a Roaring Spring Mill Employee shall be credited with Vesting Service as follows:
(a)

A Participant will be credited with Vesting Service as of January 1, 1976 equal to the full years and months (at the rate of 173 hours for each completed month) of “credited service” standing to his credit on December 31, 1975 under the provisions of the Roaring Spring Mill Plan then in effect, and

(b)

for each Plan Year beginning on or after January 1, 1976, he will be credited with 1 year of Vesting Service for each Plan Year in which he has at least 1,000 Hours of Service (whether before or after the date he became a Participant).

H2.05	Benefit Service. A Participant who is a Roaring Spring Mill Employee shall receive Benefit Service as follows:
(a)	Prior to January 1, 1971: Benefit Service prior to January 1, 1971 will be the total of each of the following:
(1)

each full year of participation in the Original Trust (defined hereby to mean the Combined Locks Profit Sharing Retirement Trust established by Trust Agreement January 9, 1947, as amended) prior to January 1, 1971 and subsequent to December 31, 1946 as defined in Section 6(g) of The Roaring Spring Mill Retirement Trust United Paper Makers and Paper Workers, Local 422 as in effect on November 16, 1977;

(2)

each year of employment defined by the Original Trust and required by the Original Trust for the completion of its eligibility requirements in accord with the terms of such Trust as it was in effect at the time any employee may have become a Participant thereunder;

(3)

each full year of employment, as defined by the Original Trust, prior to January 1, 1971 and subsequent to December 31, 1946 during which a Participant hereunder could have participated in the Original Trust but chose not to do so, such years being designated as “nonparticipating eligibility benefit service;” and

(4)	the period of full-time continuous employment, as defined under the Original Trust, prior to January 1, 1947.
(b)	Between January 1, 1971 and January 1, 1976: Benefit Service between January 1, 1971 and January 1, 1976 will be the years (and fractions of a year in completed EAST\83473092.3 SUPPLEMENT H-3 months) of “credited service” as defined in the Roaring Spring Mill Plan as in effect on December 31, 1975, for the period January 1, 1971 through December 31, 1975.
(c)

On and After January 1, 1976:  For Plan Years beginning on and after January 1, 1976, Benefit Service will be granted to each Participant on the basis of his total Hours of Service during such year and prior to his Normal Retirement Date which are attributable to employment as an Eligible Employee (“Eligible Hours”).  For this purpose, Hours of Service credited for periods of absence from employment which immediately follow employment as an Eligible Employee shall be deemed to be attributable to employment as an Eligible Employee.  Any calendar year subsequent to calendar year 1975 in which the Participant has 2,000 Eligible Hours will count as a full year of Benefit Service.  Where the Participant’s total Eligible Hours of during such calendar year are less than 2,000, a fraction of a year of Benefit Service will be credited based on the ratio of his actual Eligible Hours during such year to 2,000, rounded up to the nearest tenth.

(d)

Conversion of Pre-1976 Years.  In the conversion of the aggregate credited service accrued prior to January 1, 1976 into years (and fractions thereof) of Benefit Service, any completed months of such aggregate shall be converted to 10ths of a year of Benefit Service by converting each such month to 166 hours and dividing by 2,000.

H2.06	Service Prior to Break in Service. A Participant who is a Roaring Spring Mill Employee shall be credited with service prior to a Break in Service in accordance with the following:
(a)

If an employee with no vested rights under the Plan incurs five consecutive Breaks in Service, and if the number of consecutive Breaks in Service equals or exceeds the employee’s aggregate years of Vesting Service as of the first such Break in Service, all of his Benefit Service and Vesting Service prior to such first Break in Service shall be forever lost and forfeited.

(b)

Such aggregate number of years of Vesting Service shall not include any years of Vesting Service that may be disregarded by reason of a prior application of this Section H2.06 or corresponding provisions of the Roaring Spring Mill Plan as previously in effect.

(c)

Notwithstanding the foregoing, a Participant’s Vesting Service and Benefit Service shall not include any Vesting Service or Benefit Service which would be lost as of December 31, 1984 under the provisions of Section 4.05 of the Roaring Spring Mill Plan as in effect prior to January 1, 1985.

H2.07

Additional Provision Regarding Service with Affiliates, etc.  For a Participant who is a Roaring Spring Mill Employee, in addition to the provisions governing service with an Affiliate under Section 4.07 of the Plan, no disability Retirement Benefit will be payable in the event of a disability-caused Termination of Employment while employed by an Affiliate.

H2.08

Retirement Pensions.  The following provisions regarding a Participant’s Retirement Pension shall apply to Participants who are Roaring Spring Mill Employees, except that any additional provisions regarding Retirement Pensions contained in the Plan not superseded by the following shall continue to apply to such Participants.

(a)	Retirement At or After Normal Retirement Age.

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SUPPLEMENT H-4

(1)

If a Participant who is a Roaring Spring Mill Employee terminates employment at or after his Normal Retirement Age, he will be entitled to a Normal Retirement Pension in a monthly amount determined by multiplying his years of Benefit Service (including fractions of a year in completed months) as of his Termination of Employment by a benefit formula as follows:

Date of retirement from active employment and upon which employment terminates: On or After Prior to		Benefit Formula	Benefit Formula for Nonparticipating Eligibility Benefit Service [as defined in Section H2.05(a)(3)]
11/17/00	11/12/01	$31.50	$14.50
11/12/01	11/17/01	$39.50	$15.00
11/17/01	11/17/03	$40.00	$15.00
11/17/03	11/17/07	$41.00	$15.00
11/17/07	11/17/08	$41.50	$15.00
11/17/08	11/17/09	$42.00	$15.00
11/17/09	11/17/10	$42.50	$15.00
11/17/10	- - - - -	$43.00	$15.00

See prior plan document for Roaring Spring Mill Plan for benefit formula for Termination of Employment dates prior to November 17, 2000.

(2)

Notwithstanding any statements to the contrary set forth herein, the monthly benefit determined under Paragraph (1) above with respect to Benefit Service described in Section H2.05(a)(1) shall be reduced by the amount of monthly annuity which is the Actuarial Equivalent of the Participant’s share of the Trust Fund as defined and made available under the terms of The Roaring Spring Retirement Trust United Paper Makers and Paper Workers, Local 422, as in effect at the time the benefit is payable under the terms of this Plan, stated as a full cash refund annuity determined in accordance with the actuarial assumptions set forth in Section H2.11(f) of this Plan.  (The actual distribution to any Participant under The Roaring Spring Retirement Trust United Paper Makers and Paper Workers, Local 422, shall not be subject to any effect by the provisions of this Plan and shall be payable only in accord with the rules of that Trust.)

(3)

Notwithstanding any other provision of the Plan, if a Participant is credited with an Hour of Service on or after January 1, 1988, the amount of the Normal Retirement Pension of such Participant, if he continues in employment his Normal Retirement Date, will be calculated based on Benefit Service accrued before and after his Normal Retirement Date.

(b)	Early Retirement Pension.
(1)

If a Participant who is a Roaring Spring Mill Employee terminates employment on or after the date he has both reached age 55 and completed at least 10 years of Vesting Service (and before his Normal Retirement Age), he will be eligible to receive an Early Retirement Pension.

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SUPPLEMENT H-5

(2)	Such Early Retirement Pension will be whichever benefit described in Paragraphs (A) or (B) below as the Participant elects, in a time and manner as the Plan Administrator may prescribe:
(A)

Payment at Normal Retirement Date.  A Retirement Pension starting on his Normal Retirement Date in a monthly amount determined under Section H2.08(a) based on his Benefit Service and the benefit formula in effect at his Termination of Employment.

(B)	Payment Before Normal Retirement Date.
(i)

Effective as of November 12, 2001, a Retirement Pension starting on the first day of any month coincident with or following the date his employment terminates and before his Normal Retirement Date, in a monthly amount determined under Paragraph (A) above, reduced as follows:

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	100%
63	100%
62	100%
61	95%
60	90%
59	85%
58	80%
57	75%
56	70%
55	65%

Prior to November 12, 2001, the reduction percentages for a Retirement Pension starting on the first day of any month coincident with or following the date his employment terminates and before his Normal Retirement Date shall be as follows:

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	100%
63	100%
62	100%
61	80%
60	75%
59	70%
58	65%
57	60%
56	55%
55	50%

(An adjustment will be made by straight line interpolation for ages which are not integral.)

(c)	Vested Retirement Pension.
(1)

Upon the Termination of Employment of a Participant who is a Roaring Spring Mill Employee and who (A) has accrued at least one Hour of Service on or after January 1, 1989, (B) is not eligible for a Retirement Pension under Section H2.08(a) or H2.08(b) and (C) has completed at least five (5) years of Vesting Service, such Participant will be eligible to receive a vested Retirement Pension.

(2)

Such vested Retirement Pension will start on the Participant’s Normal Retirement Date in a monthly amount determined in accordance with Section H2.08(a)(1), or if the Participant so elects (in a time and manner as the Plan Administrator may prescribe), on the first day of any month prior to his Normal Retirement Date, and coinciding with or following his 55th birthday in a reduced amount as provided in Section H2.08(b)(2)(B).

(d)

Reemployment Before Pension Commencement Date.  If a Participant who is a Roaring Spring Mill Employee and who is entitled to a Retirement Pension is reemployed by the Company before his Pension Commencement Date, benefits based on his Benefit Service credited after such reemployment will be based on the benefit formula in effect at the time of his subsequent Termination of Employment.  In such event, the amount of Retirement Pension payable with respect to Benefit Service credited prior to such reemployment will not be increased by any applicable increase in the benefit formula that may have occurred subsequent to the date of such previous Termination of Employment, until the Participant has been reemployed for a period of continuous active employment of at least 12 months.

(e)

Participants Not Actively At Work.  If a Participant who is a Roaring Spring Mill Employee is not actively at work immediately prior to his Termination of Employment because of layoff, medical leave of absence or other authorized leave of absence, his Retirement Pension (if any) under this Plan will be based on the benefit formula as in effect under the Plan no later than the last day that he was actively at work as an Eligible Employee.

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SUPPLEMENT H-6

(f)	Total and Permanent Disability Benefit.
(1)

Application.  The benefit provided hereunder is intended to be a disability auxiliary benefit as described in Treasury Regulation section 1.401(a)-20; A-10(c).  Thus, the annuity starting date for a Participant receiving a Total and Permanent Disability benefit does not occur until the Participant attains Normal Retirement Age and such Participant’s Surviving Spouse, if any, would be entitled to the Pre-Retirement Surviving Spouse Annuity described in Article 6 of the Plan if the Participant dies before Normal Retirement Age (or the commencement of benefits under any of the other provisions of Section H2.08 or Article 5, as applicable).

(2)

Eligibility Requirements.  A Participant shall be eligible for Total and Permanent Disability benefit payments from the Plan upon meeting all the following requirements for “Total and Permanent Disability” for purposes of this Section 2.08(f):

(A)	The Participant has not retired under any other provision of this Plan;
(B)	The Participant has 10 or more years of Benefit Service;
(C)

The Participant, on the basis of medical evidence satisfactory to the Company, is found to be both wholly and permanently prevented from engaging in any occupation or employment for wage or profit as a result of bodily injury or disease, either occupational or non-occupational in cause, but excluding disabilities resulting from service in the armed forces of any country (which shall be the definition of the term “Disability” for purposes of this Section H2.08(f)); and

(D)	The Participant’s Termination of Employment with the Company is on account of the Participant’s Disability.
(3)

Manner of Payment.  Payments shall be made monthly and shall be due immediately after the period covered by the Weekly Accident and Sickness Plan for which the Participant is eligible, or upon application date of approved claim for Total and Permanent Disability, or after the expiration of a period of six months following the commencement of such period of Disability, whichever is later.  Payments shall continue during the period of Total And Permanent Disability until the earliest of the attainment of Normal Retirement Age, death or recovery from such Disability.

(4)	Amount of Payment. Subject to Subsection (5) below, the monthly amount of a Participant’s Disability Retirement Pension shall be double the amount determined under Section H2.08(a), based on:
(A)	the benefit formula applicable to terminations of employment occurring on the date of the Participant’s last day of actual work prior to his Termination of Employment on account of Disability, and

EAST\83473092.3

SUPPLEMENT H-7

(B)

his Benefit Service as of such date, together with any additional Benefit Service credited to him thereafter as a result of crediting Hours of Service under Section H2.03(a) with respect to the period of his Disability.

(5)

Reduction of Payment.  Unless waived by the Company, the Total and Permanent Disability monthly payments shall be reduced by the amount of any worker’s compensation or disability benefit receivable for a concurrent period by the Participant under any law, except to the extent such payments are provided by a specific tax, contribution or other payment paid by the Participant.

In addition, Total and Permanent Disability benefits shall be reduced by one-half if the Participant is eligible for an unreduced Federal Social Security benefit.  The reduction shall be effective on the date the Participant’s benefits under Social Security are effective or would otherwise be.  The Company may require a Participant, as a condition to receiving a benefit hereunder, to sign an agreement under which the Participant agrees to repay any overpayments received as a result of any such reduction having not timely been made.

(6)

Optional Retirement.  During the Disability, the Participant may elect to stop receiving Total and Permanent Disability payments at an optional early retirement age between 55 and 65 and start to receive the benefit provided under Section H2.08(a) or (b) of the Plan.

(7)

Continued Proof of Disability.  Proof of the continuance of the Disability may be required by the Plan Administrator at any time, but no more than once per year after the first year of Disability.  Such proof may consist of the required medical statement forms completed by the Participant’s physician and approved by a physician designated by the Company.  If there is no agreement between the two aforementioned physicians, a third physician satisfactory to the Participant and the Company shall be asked to resolve the question.  If such Participant is deemed to be able to return to work and the Company refuses to accept such Participant for employment, payments will be continued until he is accepted for employment.

(8)

Recovery from Disability.  If a Participant recovers from his Disability prior to his Normal Retirement Age, his Disability Retirement Pension shall cease.  If the Participant returns to the employ of the Company or an Affiliate within ninety (90) days after the end of his Disability and prior to his working full-time for any other person (disregarding any employment which is primarily for the purpose of rehabilitation), he shall continue as a Participant under the Plan and the period of his Disability shall not be treated as a Break in Service, but no Vesting Service or Benefit Service shall be credited for the period of Disability.  Upon his subsequent retirement or other Termination of Employment, the benefits based on his Benefit Service credited prior to his Disability shall be determined based on the benefit formula in effect on the Participant’s last day of actual work prior to his Termination of Employment on account of Disability, and the benefits based on his Benefit Service credited after his return shall be determined based on the benefit formula in effect at the time of his subsequent retirement or other Termination of Employment.  If the Participant recovers from his Disability prior to his Normal Retirement Age and does not return to the employ of the Company or an Affiliate within the aforesaid 90-day period, or is he refuses to submit proof of

EAST\83473092.3

SUPPLEMENT H-8

continued Disability as required under Subsection (7) above, he shall be deemed to have terminated his employment with the Company as of the date of his Termination of Employment on account of Disability, no Vesting Service or Benefit Service or Hours of Service shall be credited for any period after that date, and his right, if any, to benefits under the Plan shall be determined on that basis.

(9)	Maximum Benefit Period.
(A)	For Disability commencing before Participant’s attainment of age 60 – age 65.
(B)	Disability commencing on or after Participant’s attainment of age 60 – 60 months.
H2.09	Special Spouse Benefit Inapplicable. For Participants who are Roaring Spring Mill Employees, the “Special Spouse Benefit” described in Article 6 of the Plan shall not apply.
H2.10

Additional Methods of Payment Provisions for Roaring Spring Mill Employees.  In addition to the methods of payment provisions set forth in Article 7 of the Plan or Section H2.08(f) (relating to the Total and Permanent Disability Benefit), for Participants who are Roaring Spring Mill Employees the following additional or alternative provisions regarding methods of payment shall apply, subject to the restrictions on electing an optional form of payment under Section 7.04 of the Plan:

(a)

Additional Condition for 75% or 100% Surviving Spouse Option.  Notwithstanding the provisions of Section 7.05(b) of the Plan, if a Participant who is a Roaring Spring Mill Employee dies before his Pension Commencement Date, the Participant’s election of the 75% or 100% Surviving Spouse Option will be null and void.

(b)

Offset for Accident or Sickness Benefits.  Notwithstanding anything in this Plan to the contrary, no pension payments shall be payable to a Participant who is a Roaring Spring Mill Employee with respect to any period for which weekly accident or sickness benefits are payable to him under any Plan to which the Company has contributed.  If such accident and sickness benefits during any month are payable for a period of less than four and one-third weeks, the monthly pension payable for that period shall be reduced by the percentage which such period of accident and sickness benefits is of four and one-third weeks.

H2.11

Additional or Alternative Actuarial Assumptions.  The following additional or alternative actuarial assumptions shall apply, as applicable, with respect to a Participant who is a Roaring Spring Mill Employee in lieu of any actuarial assumptions given in Appendix A to the Plan which would otherwise apply.  The actuarial assumptions set forth in Appendix A or this Section H2.11, as applicable, shall be used to determine benefits for Participants who are Roaring Spring Mill Employees and who either separate from service or accrue benefits on or after January 1, 1984.  For all other such Participants, actuarial determinations governing benefits under the Plan or the Roaring Spring Mill Plan shall be made in accordance with the Roaring Spring Mill Plan as in effect before January 1, 1984.

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SUPPLEMENT H-9

(a)

50% Joint and Surviving Spouse Annuity.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is a Roaring Spring Mill Employee and continuing to his Surviving Spouse at one-half the rate (i.e., 50%) after his death during the remaining lifetime of such Spouse.

Age of Surviving Spouse	Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	94.2	93.6	93.0	92.3	91.6	90.8	90.0	89.0	88.1	87.0	85.9
64	93.8	93.2	92.5	91.8	91.1	90.3	89.4	88.4	87.4	86.3	85.2
63	93.4	92.7	92.1	91.3	90.6	89.7	88.8	87.8	86.8	85.7	84.5
62	92.9	92.3	91.6	90.8	90.0	89.1	88.2	87.2	86.1	85.0	83.8
61	92.5	91.9	91.1	90.3	89.5	88.6	87.6	86.6	85.5	84.3	83.1
60	92.1	91.4	90.7	89.8	89.0	88.0	87.0	86.0	84.8	83.6	82.4
59	91.7	91.0	90.2	89.3	88.4	87.5	86.4	85.4	84.2	83.0	81.7
58	91.2	90.5	89.7	88.8	87.9	86.9	85.9	84.8	83.6	82.4	81.0
57	90.8	90.0	89.2	88.3	87.4	86.4	85.3	84.2	83.0	81.7	80.4
56	90.4	89.6	88.7	87.8	86.9	85.8	84.7	83.6	82.4	81.1	79.8
55	89.9	89.1	88.3	87.3	86.3	85.3	84.2	83.0	81.8	80.5	79.2
54	89.5	88.7	87.8	86.9	85.8	84.8	83.7	82.5	81.2	79.9	78.6
53	89.1	88.2	87.3	86.4	85.4	84.3	83.1	81.9	80.7	79.4	78.0
52	88.7	87.8	86.9	85.9	84.9	83.8	82.6	81.4	80.1	78.8	77.4
51	88.3	87.4	86.4	85.4	84.4	83.3	82.1	80.9	79.6	78.3	76.9
50	87.8	87.0	86.0	85.0	83.9	82.8	81.6	80.4	79.1	77.8	76.4

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Age for the Spouse shall be rounded to the nearest even age in full years as of the date of the Participant’s retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(b)

50% Joint and Surviving Spouse Option.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is a Roaring Spring Mill Employee and continuing to his Surviving Spouse at three-fourth the rate (i.e., 75%) after his death during the remaining lifetime of such Spouse.

Age of Surviving Spouse	Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	91.5	90.7	89.8	88.9	87.9	86.8	85.7	84.4	83.1	81.7	80.2
64	90.9	90.1	89.2	88.2	87.2	86.1	84.9	83.6	82.2	80.8	79.3
63	90.4	89.5	88.6	87.6	86.5	85.3	84.1	82.8	81.4	79.9	78.4
62	89.8	88.9	87.9	86.9	85.8	84.6	83.3	81.9	80.5	79.0	77.5
61	89.2	88.3	87.3	86.2	85.0	83.8	82.5	81.1	79.7	78.2	76.6
60	88.6	87.6	86.6	85.5	84.3	83.1	81.7	80.3	78.9	77.3	75.7
59	88.0	87.0	86.0	84.8	83.6	82.3	81.0	79.5	78.0	76.5	74.9
58	87.4	86.4	85.3	84.1	82.9	81.6	80.2	78.8	77.2	75.7	74.0
57	86.8	85.8	84.6	83.5	82.2	80.9	79.5	78.0	76.5	74.9	73.2
56	86.2	85.1	84.0	82.8	81.5	80.2	78.7	77.3	75.7	74.1	72.4
55	85.6	84.5	83.4	82.1	80.8	79.5	78.0	76.5	75.0	73.4	71.7
54	85.1	83.9	82.7	81.5	80.2	78.8	77.3	75.8	74.3	72.6	71.0
53	84.5	83.3	82.1	80.9	79.5	78.1	76.7	75.1	73.6	71.9	70.3
52	83.9	82.8	81.5	80.2	78.9	77.5	76.0	74.5	72.9	71.3	69.6
51	83.4	82.2	80.9	79.6	78.3	76.9	75.4	73.9	72.3	70.6	68.9
50	82.8	81.6	80.4	79.1	77.7	76.3	74.8	73.2	71.6	70.0	68.3

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Age for the Spouse shall be rounded to the nearest even age in full years as of the date of the Participant’s retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(c)

100% Joint and Surviving Spouse Option.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is a Roaring Spring Mill Employee and continuing to his Surviving Spouse at the same rate after his death (i.e., 100%) during the remaining lifetime of such Spouse).

Age of Surviving Spouse	Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	89.0	88.0	86.9	85.7	84.5	83.2	81.7	80.2	78.7	77.0	75.3
64	88.3	87.2	86.1	84.9	83.6	82.2	80.8	79.3	77.6	75.9	74.2
63	87.5	86.5	85.3	84.1	82.7	81.3	79.8	78.3	76.6	74.9	73.1
62	86.8	85.7	84.5	83.2	81.9	80.4	78.9	77.3	75.6	73.9	72.1
61	86.1	84.9	83.7	82.4	81.0	79.5	78.0	76.3	74.6	72.9	71.0
60	85.4	84.2	82.9	81.6	80.1	78.6	77.0	75.4	73.7	71.9	70.0
59	84.6	83.4	82.1	80.7	79.3	77.7	76.1	74.5	72.7	70.9	69.1
58	83.9	82.6	81.3	79.9	78.4	76.9	75.2	73.6	71.8	70.0	68.1
57	83.2	81.9	80.5	79.1	77.6	76.0	74.4	72.7	70.9	69.1	67.2
56	82.4	81.1	79.8	78.3	76.8	75.2	73.5	71.8	70.0	68.2	66.4
55	81.7	80.4	79.0	77.5	76.0	74.4	72.7	71.0	69.2	67.4	65.5
54	81.0	79.7	78.2	76.8	75.2	73.6	71.9	70.2	68.4	66.6	64.7
53	80.3	79.0	77.5	76.0	74.4	72.8	71.1	69.4	67.6	65.8	63.9
52	79.6	78.3	76.8	75.3	73.7	72.1	70.4	68.6	66.9	65.0	63.2
51	79.0	77.6	76.1	74.6	73.0	71.4	69.7	67.9	66.1	64.3	62.5

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SUPPLEMENT H-10

50	78.3	76.9	75.4	73.9	72.3	70.7	69.0	67.2	65.5	63.6	61.8

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Age for the Spouse shall be rounded to the nearest even age in full years as of the date of the Participant’s retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(d)

Additional Factors for Code § 415 Limits.  In addition to the interest rate and mortality tables listed at Section 1.04 of Appendix A to the Plan, the following factors shall apply to Roaring Spring Mill Employees:

(1)	Interest: For Retirement Pensions payable in a form other than an annuity for life only or a qualified joint and survivor annuity, 5% shall be used.
(2)	Mortality: For payments made prior to July 1, 1996, the 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).
(e)	Suspended or Duplicate Benefits. For purposes of all calculations to which Section 1.05 of Appendix A applies, for Participants who are Roaring Spring Mill Employees, the following factors apply:
(1)	Interest: 8.25%.
(2)	Mortality: The 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).
(f)

Trust Fund Offset:  For purposes of reducing a Participant’s benefit payable under the Roaring Spring, Pennsylvania Mill of Appleton Papers Inc. Retirement Plan as provided in Section H2.08(a)(2), the following shall be used:  [to be supplied].

(g)

All Other Equivalencies:  For purposes of all calculations to which Section 1.07 of Appendix A to the Plan applies, for Participants who are Roaring Spring Mill Employees, the Mortality Table used shall be the 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).

* * * * *

EAST\83473092.3

SUPPLEMENT H-11

SUPPLEMENT I

Special Provisions Applicable to
Appleton Employees of the Harrisburg, Pennsylvania Plant
Represented by Paper, Allied-Industrial, Chemical
and Energy Workers International Union, Local 1098

Effective January 1, 2002, the Retirement Plan for Employees of the Harrisburg, Pennsylvania Plant of Appleton Papers, Inc. Represented by Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 1098 was merged into this Plan.  This Supplement I provides for such merger and sets forth special provisions of the Plan applicable to current and former Harrisburg Plant Employees.

ARTICLE 1 Merger
I1.01	Special Definitions.
(a)

Harrisburg Plant Plan:  The term “Harrisburg Plant Plan” means the Retirement Plan for Employees of the Harrisburg, Pennsylvania Plant of Appleton Papers Inc. Represented by Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 1098, as in effect immediately prior to its merger into the Plan.

(b)

API Non-Bargaining Unit Plan:  The term “API Non-Bargaining Unit Plan,” as well as references in this Supplement H to the “Plan,” means the Appvion, Inc. Retirement Plan (formerly known as Appleton Papers Inc. Retirement Plan for Non-Bargaining Unit Employees).

(c)

Harrisburg Plant Employee:  The term “Harrisburg Plant Employee” means an hourly employee of the Company employed at its Harrisburg, Pennsylvania, plant and represented by the Union, excluding any such employee who is eligible to actively participate in any other retirement, pension or profit-sharing plan established by the Company or to which the Company makes contributions on his behalf (other than the Appleton Papers Retirement Savings and Employee Stock Ownership Plan).

(d)

Termination of Employment:  The term “Termination of Employment” for purposes of this Supplement H for Harrisburg Plant Employees, in lieu of the definition of such term set forth in Section 1.40 of the Plan, shall mean a termination of employment, or with respect to a Participant or employee who terminates employment, or the like, such term means an employee’s ceasing to be in the active employ of the Company (irrespective of any seniority rights or recall rights) for any reason (including quit, discharge, disability, layoff, retirement, or entrance into military service) other than death or an authorized leave of absence.

(e)	Union: The term “Union” means the Paper, Allied-Industrial, Chemical and Energy Workers International Union, Local 1098.
I1.01	Effective Date. The effective date of the merger of the Harrisburg Plant Plan into the API Non-Bargaining Unit Plan is January 1, 2002.

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SUPPLEMENT I-1

I1.02

Transfer of Trust Assets and Liabilities.  The assets and liabilities constituting the trust fund under the Harrisburg Plant Plan shall be merged into and become a part of the trust fund under the API Non-Bargaining Unit Plan, effective January 1, 2002.

I1.03

Transfer of Benefit Obligations from Harrisburg Plant Plan.  All Participants and beneficiaries having a beneficial interest in or with respect to the Harrisburg Plant Plan on or as of January 1, 2002, shall, on and after January 1, 2002, look solely to the API Non-Bargaining Unit Plan for such benefits, in lieu of any and all interest they had or may have had with respect to the Harrisburg Plant Plan.

I1.04

No Acceleration of Vesting.  In no event shall the merger of the Harrisburg Plant Plan into this Plan operate to accelerate any Participant’s vested interest in an Accrued Benefit under the Harrisburg Plant Plan subject in all events to the requirements of Code § 411(a)(10).

I1.05

Effect of Compliance Amendments.  The API Non-Bargaining Unit Plan was amended effective January 1, 2002 (with retroactive effect, as and where applicable, to comply with the legislation collectively known as “GUST”); such amendments which were made to conform the Plan to the law shall be deemed to have been made in the same manner and effective as of the same time with respect to the corresponding provisions of the Harrisburg Plant Plan prior to the merger.

ARTICLE 2 Special Provisions
I2.01

Participation.  Effective January 1, 2002, the term “Participant” shall include Harrisburg Plant Employees who were Participants (or beneficiaries) under the Harrisburg Plant Plan as of December 31, 2001.  Further, the term “Eligible Employee” under the Plan shall include a Harrisburg Plant Employee. Eligible Employees who are Harrisburg Plant Employees and whose Employment Date is January 1, 2002 or later shall become Participants in the Plan as set forth in Article 2 thereof.

I2.02

Additional Provision Regarding Break in Service.  In addition to the provisions regarding Breaks in Service set forth in Section 1.07 of the Plan, solely for purposes of determining whether a Break in Service has occurred for eligibility and vesting purposes, Hours of Service shall include each hour, in addition to Hours of Service as determined in Sections 4.01 and 4.02 of the Plan, that would be a regularly scheduled working hour for the Company but for the employee’s absence for such layoff during a period not to exceed 12 months or the period during which he has recall rights under the collective bargaining agreement with the Union, if greater, provided that he returns to work with the Company within 5 days of any recall.

I2.03

Alternative Provision Regarding Hours of Service.  Notwithstanding anything in Section 4.01(a)(5) of the Plan to the contrary, an authorized leave of absence for which Hours of Service are counted for a Harrisburg Plant Employee shall consist of a period not to exceed 3 months in which the employee is absent from employment with the Company on such authorized leave of absence, reduced by any such hours which are credited as Hours of Service under Paragraph 4.01(a)(2) of the Plan.

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SUPPLEMENT I-2

I2.04	Eligible Hours for Calculating Benefit Service. Eligible Hours for calculating Benefit Service for Harrisburg Plant Employees shall be determined as follows:
(a)	Benefit Service is generally based on the number of Eligible Hours credited to a Participant in a Plan Year.
(b)	A Participant’s Eligible Hours will consist only of the following Hours of Service which are credited for employment as an Eligible Employee:
(1)	Hours of Service credited in accordance with Section 4.01(a)(1) of the Plan (“Paid Working Time”);
(2)	Hours of Service credited in accordance with Section 4.01(a)(2) of the Plan (“Paid Absence”) for:
(A)	paid vacation, holidays and similar paid absences,
(B)	jury duty,
(C)	funeral leave, and
(D)	the first three months of paid absence for sickness or disability;
(3)	Hours of Serviced credited in accordance with either Section 4.01(a)(2) or 4.01(a)(5) (as modified by Section I2.03 above) for the first three months of an authorized leave of absence;
(4)	Hours of Service credited in accordance with Section 4.01(a)(3) of the Plan (“Military Service”); and
(5)	Hours of Service credited in accordance with Section 4.01(a)(4) (“Back Pay Awards”) in respect of periods described in Sections 4.01(a)(1) through (4) of the Plan.
I2.05	Vesting Service. A Participant who is a Harrisburg Plant Employee shall be credited with Vesting Service as follows:

(a)a Participant will be credited with Vesting Service as of January 1, 1976 equal to the “Credited Service” standing to his credit on December 31, 1975 under the provisions of the Harrisburg Plant Plan as then in effect, and

(b)for each Plan Year beginning on or after January 1, 1976, he will be credited with 1 year of Vesting Service for each Plan Year in which he has at least 1,000 Hours of Service (whether before or after the date he became Participant).

I2.06	Benefit Service. A Participant who is a Harrisburg Plant Employee shall receive Benefit Service as follows:

(a)Prior to January 1, 1976:  Benefit Service prior to January 1, 1976 will be the number of full years and fractions of a year in completed months of “Credited Service,” as defined in the Harrisburg Plant Plan immediately prior to January 1, 1976.  For this purpose, completed months in excess of the number of such full years will be converted to tenths

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SUPPLEMENT I-3

of years by crediting 1/12 of a year for each such month and rounding up to the nearest tenth of a year.

(b)On or After January 1, 1976:  For Plan Years beginning on or after January 1, 1976, Benefit Service will be granted to each Participant on the basis of his total Eligible Hours during such year and prior to his Normal Retirement Date as follows:  If the Participant’s regularly scheduled work week throughout such Plan Year is at least 40 hours, he will be credited with one year of Benefit Service for each such Plan Year during which he completes at least 2,000 Eligible Hours.  If the Participant’s regularly scheduled work week is not at least 40 hours throughout such year, he will be credited with one year of Benefit Service for each such Plan Year during which he completes the number of Eligible Hours determined in accordance with the following formula:

(2,000 x Hours in Regularly Scheduled Work Week)

40

In addition, for any such Plan Year during which the Participant completes less than the Eligible Hours required for a full year of Benefit Service, a fraction of a year of Benefit Service will be credited based on the ratio of his actual Eligible Hours during such Plan Years to the number of Eligible Hours so required for a full year of Benefit Service, rounded up to the nearest tenth.

I2.07	Service Prior to Break in Service. A Participant who is a Harrisburg Plant Employee shall be credited with service prior to a Break in Service in accordance with the following:
(a)

If an employee with no vested rights under the Plan incurs five consecutive Breaks in Service, and if the number of consecutive Breaks in Service equals or exceeds the employee’s aggregate years of Vesting Service as of the first such Break in Service, all of his Benefit Service and Vesting Service prior to such first Break in Service will be forever lost and forfeited.

(b)

Such aggregate number of years of Vesting Service shall not include any years of Vesting Service that may be disregarded by reason of a prior application of this Section I2.07 or corresponding provisions of the Harrisburg Plant Plan as previously in effect.

(c)

Notwithstanding the foregoing, a Participant’s Vesting Service and Benefit Service shall not include any Vesting Service or Benefit Service which would be lost as of December 31, 1984 under the provisions of Section 4.06 of the Harrisburg Plant Plan as in effect prior to January 1, 1985.

I2.08

Retirement Pensions.  The following provisions regarding a Participant’s Retirement Pension shall with apply respect to Participants who are Harrisburg Plant Employees, except that any additional provisions regarding Retirement Pensions contained in the Plan not superseded by the following shall continue to apply to such Participants.

(a)	Retirement At or After Normal Retirement Age.
(1)

If a Participant who is a Harrisburg Plant Employee terminates employment at or after his Normal Retirement Age, he will be entitled to a Normal Retirement Pension in a monthly amount determined by multiplying his years of Benefit

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SUPPLEMENT I-4

Service (including proportionate credit for each tenth of a year) as of his Termination of Employment by a benefit formula as follows:
Date upon which employment terminates (or, if earlier, Normal Retirement Benefit Date is attained		Benefit Formula
On or After	Prior to
October 22, 1999	April 11, 2002	28.50
April 11, 2002	April 11, 2003	30.00
April 11, 2003	April 11, 2004	31.00
April 11, 2004	April 11, 2005	32.00
April 11, 2005	April 11, 2006	33.00
April 11, 2006	April 11, 2007	34.00
April 11, 2007	April 11, 2008	36.00
April 11, 2008	April 11, 2009	38.00
April 11, 2009	- - - - -	41.50

See applicable prior Harrisburg Plant Plan document for benefit formula for Termination of Employment dates prior to October 22, 1999.

(1)

Notwithstanding any other provision of the Plan, if a Participant is credited with an Hour of Service on or after January 1, 1988, the amount of the Normal Retirement Pension of such Participant, if he continues in employment after his Normal Retirement Date, will be calculated based on Benefit Service accrued before and after his Normal Retirement Date.

(b)	Early Retirement Pension.
(1)

If a Participant who is a Harrisburg Plant Employee terminates employment on or after the date he has both reached age 55 and completed at least 10 years of Vesting Service (and before his Normal Retirement Age), he will be eligible to receive an Early Retirement Pension.

(6)	Such Early Retirement Pension will be whichever benefit described in Paragraphs (A) or (B) below as the Participant elects, in a time and manner as the Plan Administrator may prescribe:
(A)

Payment at Normal Retirement Date.  A Retirement Pension starting on his Normal Retirement Date in a monthly amount determined under Section I2.08(a) based on his Benefit Service and the benefit formula in effect at his Termination of Employment.

(B)

Payment Before Normal Retirement Date.  A Retirement Pension starting on the first day of any month coincident with or following the date his employment terminates (or, in the case of a Participant entitled to a Vested Retirement Pension under Section I2.08(d), a Retirement Pension starting at or after the attainment of age 55) and before his Normal Retirement Date, in a monthly amount determined under Paragraph (A) above, reduced in accordance with the following table (as applicable):

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SUPPLEMENT I-5

(1)For Participants  whose employment terminates on or after April 11, 2002:

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	100%
63	100%
62	100%
61	69%
60	64%
59	59%
58	55%
57	51%
56	47%
55	44%

(2)For Participants  whose employment terminates before April 11, 2002:

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	91%
63	83%
62	76%
61	69%
60	64%
59	59%
58	55%
57	51%
56	47%
55	44%

(An adjustment shall be made by straight line interpolation for ages which are not integral.)

(c)	Special Early Retirement.
(1)

A Participant who is a Harrisburg Plant Employee will be eligible to receive a Special Early Retirement Pension, in lieu of any Retirement Pension payable in accordance with Section I2.08(b), if his employment terminates while an Eligible Employee under the following circumstances:

(A)	he has reached both age 55 and completed at least 10 years of Vesting Service;
(B)	he voluntarily elects to retire in response to a Company offer of the benefits of this Section I2.08(c), or the Company has discharged him for valid business reasons, other than for cause; and

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SUPPLEMENT I-6

(C)	no job or position is made available to him by the Company (a job or position will be deemed available even if it involved a transfer or reassignment).
(7)

Payment of his Special Early Retirement Pension will start on the first day of the month coincident with or next following his Termination of Employment.  Such Special Early Retirement Pension will consist of:

(A)

A monthly amount commencing on the Participant’s Normal Retirement Date, determined under Section I2.08(a), but without any reduction for commencement of payment prior to Normal Retirement Date, and payable in accordance with Section 7.01 or 7.02 of the Plan, whichever is applicable, and

(B)

An additional monthly amount, equal to the monthly amount described in Paragraph (A) above, but starting on the first day of the month coincident with or next following his Termination of Employment and ending with the monthly payment for the month prior to his Normal Retirement Date or the month of his death, whichever occurs first.

(8)

In determining (A) the period within which Qualified Elections may be made pursuant to Section 7.02(b) of the Plan and (B) eligibility for a Pre-retirement Surviving Spouse Annuity under Article 6 of the Plan, the Pension Commencement Date of a Participant whose employment terminates under this Section I2.08(c) shall be the date on which payment of the Retirement Pension under Section I2.08(c)(2)(B) starts.

(9)

Unless the provisions of Section 7.02 of the Plan have been waived within 90 days prior to the Pension Commencement Date established under Section I2.08(c)(3) pursuant to a Qualified Election, the Surviving Spouse of a Participant who terminates under this Section I2.08(c) shall be entitled to a monthly benefit for life determined as follows:

(A)

If the Participant dies before his Normal Retirement Date, his Surviving Spouse will be entitled to a monthly benefit in the amount that would have then become payable to such spouse under a Qualified Joint and Surviving Spouse Annuity if the Participant’s benefits had begun in that form in an amount determined under Section I2.08(b)(2)(B) rather than under Section I2.08(c).

(B)

If the Participant dies on or after his Normal Retirement Date, his Surviving Spouse will be entitled to a monthly benefit in an amount that would then become payable under a Qualified Joint and Surviving Spouse Annuity if the Participant’s benefits had begun in that form in an amount determined under Section I2.08(c)(2)(A) (i.e., no reduction shall be made for the commencement of payment prior to Normal Retirement Date under Section I2.08(b).

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SUPPLEMENT I-7

(d)	Vested Retirement Pension.
(1)

Upon the Termination of Employment of a Participant who is a Harrisburg Plant Employee and who (A) has accrued at least on Hour of Service on or after January 1, 1989 and (B) is not eligible for a Retirement Pension under Sections I 2.08(a), I2.08(b) or I2.08(c) and (C) has completed at least five (5) years of Vesting Service, such Participant will be eligible to receive a Vested Retirement Pension.

(10)

Such Vested Retirement Pension will start on the Participant’s Normal Retirement Date in a monthly amount determined in accordance with Section I2.08(a)(1), or if the Participant so elects (in a time and manner as the Plan Administrator may prescribe), on the first day of any month prior to his Normal Retirement Date, and coinciding with or following his 55th birthday in a reduced amount as provided in Section I2.08(b)(2)(B).

(e)

Reemployment Before Pension Commencement Date.  If a Participant who is a Harrisburg Plant Employee and who is entitled to a Retirement Pension is reemployed by the Company before his Pension Commencement Date, benefits based on his Benefit Service credited after such reemployment will be based on the benefit formula in effect at the time of his subsequent Termination of Employment.  In such event, the amount of Retirement Pension payable with respect to Benefit Service credited prior to such reemployment will not be increased by any applicable increase in the benefit formula that may have occurred subsequent to the date of such previous Termination of Employment, until the Participant has been reemployed for a period of continuous active employment of at least 12 months.

(f)

Participants Not Actively At Work.  If a Participant is not actively at work immediately prior to his Termination of Employment because of layoff, medical leave of absence or other authorized leave of absence, his Retirement Pension (if any) under this Plan will be based on the benefit formula as in effect under the Plan no later than the last day that he was actively at work.

(g)	Total and Permanent Disability Benefit.
(1)

Application.  The benefit provided hereunder is intended to be a disability auxiliary benefit as described in Treasury Regulation Section 1.401(a)-20; A-10(c).  Thus, the annuity starting date for a Participant receiving a Total and Permanent Disability Benefit does not occur until the Participant attains Normal Retirement Age and such Participant’s surviving spouse, if any, would be entitled to the Pre-Retirement Surviving Spouse Annuity described in Article 6 if the Participant dies before Normal Retirement Age (or the commencement of benefits under any of the other provisions of Section I2.08 or Article 5, as applicable).

(11)

Eligibility Requirements.  A Participant shall be eligible for Total and Permanent Disability Benefit payments from the Plan upon meeting all of the following requirements for “Total and Permanent Disability”:

(A)	The Participant has not retired under any other provision of this Plan;

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SUPPLEMENT I-8

(B)	The Participant is not eligible for long-term disability benefits under any other plan of the Company (due to pre-existing conditions, or otherwise);
(C)	The Participant has 10 or more years of Benefit Service;
(D)

The Participant, on the basis of medical evidence satisfactory to the Company, is found to be both wholly and permanently prevented from engaging in any occupation or employment for wage or profit as a result of bodily injury or disease, either occupational or non-occupational in cause, but excluding disabilities resulting from service in the armed forces of any country (which shall be the definition of the term “Disability” for purposes of this Section I2.08(g)); and

(E)	The Participant’s Termination of Employment with the Company is on account of such Participant’s Disability.
(12)

Manner of Payment.  Payments shall be made monthly and shall be due immediately after the period covered by the Weekly Accident and Sickness Plan for which the Participant is eligible, or upon application date of approved claim for Total and Permanent Disability, or after the expiration of six months following the commencement of such period of Disability, whichever is later.  Payments shall continue during the period of Total and Permanent Disability until the earliest of the attainment of Normal Retirement Age, death or recovery from such Disability.

(13)	Amount of Payment. Subject to Paragraph (5) below, the monthly amount of a Participant’s Disability Retirement Pension shall be double the amount determined under Section I2.08(a), based on:
(A)	the benefit formula applicable to terminations of employment occurring on the date of the Participant’s last day of actual work prior to his Termination of Employment on account of Disability; and
(B)

his Benefit Service as of such date, together with any additional Benefit Service credited to him thereafter as a result of the crediting of Hours of Service under Section 4.01(a)(2) with respect to the period of his Disability.

(14)

Reduction of Payment.  Unless waived by the Company, the Total and Permanent Disability monthly payments shall be reduced by the amount of any worker’s compensation or disability benefit receivable for a concurrent period by the Participant under any law, except to the extent such payments are provided by a specific tax, contribution or other payment paid by the Participant.

In addition, Total and Permanent Disability benefits shall be reduced by one-half if the Participant is eligible for an unreduced Federal Social Security benefit.  The reduction shall be effective on the date the Participant’s benefits under Social Security are effective or would otherwise be.  The Company may require a Participant, as a condition to receiving a benefit hereunder, to sign an agreement under which the Participant agrees to repay any overpayments received as a result of any such reduction having not been timely made.

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SUPPLEMENT I-9

(15)

Optional Retirement.  During the Disability, the Participant may elect to stop receiving Total and Permanent Disability payments at an optional early retirement age between 55 and 65 and start to receive the benefit provided under Section I2.08(a) or (b).

(16)

Continued Proof of Disability.  Proof of the continuance of the Disability may be required by the Company at any time, but no more than once per year after the first year of Disability.  Such proof shall consist of the required medical statement forms completed by the Participant’s physician and approved by a physician designated by the Company.  If there is no agreement between the two aforementioned physicians, a third physician satisfactory to the Participant and the Company shall be asked to resolve the question.  If such Participant is deemed to be able to return to work and the Company refuses to accept such Participant for employment, payments will be continued until he is accepted for employment.

(17)	Recovery from Disability. If a Participant recovers from his Disability prior to his Normal Retirement Age, his Total and Permanent Disability Benefit shall cease.
(18)	Maximum Benefit Period.
(A)	For Disability commencing before Participant’s attainment of age 60 – age 65.
(B)	For Disability commencing on or after Participant’s attainment of age 60 – 60 months.
(h)

Disability Retirement Pension.   In lieu of the Total and Permanent Disability Benefit described in subsection (g) of this Section I2.08, a Harrisburg Plant Employee who is or becomes eligible for benefits under a long-term disability plan of the Company shall be entitled to a Disability Retirement Benefit determined under Section 5.04 of the Plan, subject to the terms and conditions thereof, except that (i) the benefit formula set forth in Section 12.08 shall apply to the calculation of the Participant's accrued benefit, (ii) the terms "Benefit Service" and "Vesting Service" shall be defined as set forth in this Sections 12.04 and 12.05 respectively, and (iii) the definition of the term "Disability" set forth in Section I2.08(g)(2)(D) shall apply to the determination of such Disability Retirement Pension.

(i)	Enhanced Retirement Program.
(1)

This Section I2.08(i) shall apply to a Participant who is a Harrisburg Plant Employee and who is covered by the “Agreement on the Effects of the Plant Closure Between Appleton Papers Inc. and Paper, Allied-Industrial, Chemical and Energy Workers International Union Local No. 1098,” dated October 22, 1999, and who, as of December 31, 2000, has or will have accrued not fewer than five (5) years of Vesting Service and is not less than fifty (50) years of age.

(19)

If a covered Participant elects, during a fixed period of time established by the Company, voluntarily to retire from the service of the Company, such Participant shall be eligible to receive a Retirement Pension under this Section I2.08(i) in lieu of any other Retirement Pension provided under Article 5 or Section I2.08 of the

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SUPPLEMENT I-10

Plan. Such election shall be made on a form and in the manner prescribed by the Plan Administrator.
(20)

A Participant who makes an election described in Paragraph (2) above shall receive the following enhancements to the Retirement Pension such Participant is otherwise entitled to receive under the Plan, effective as of the Participant’s actual Termination of Employment (“Retirement Date”):

(A)	Five (5) years shall be added to Participant’s accrued years of Benefit Service;
(B)	Five (5) years shall be added to the Participant’s age (for purposes of early retirement reduction only);
(C)	Option to elect immediate commencement of Retirement Pension effective as of the Participant’s Retirement Date; and
(D)	The reduction for commencement prior to Normal Retirement Date specified in Section I2.08(b)(2)(B), shall be replaced by the following table:
Age (adjusted per item (B) above) at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
65 or older	100%
63 - 64	100%
62	100%
61	95%
60	90%
59	85%
58	80%
57	75%
56	70%
55	65%

(An adjustment shall be made by straight line interpolation for ages which are not integral.)

(21)

An election made under Paragraph (2) above shall effective June 30, 2001, unless an earlier Retirement Date is agreed in writing by and between the electing Participant and the Company.  An election shall be invalid if the electing Participant terminates prior to June 30, 2001, without the prior written agreement of the Company.

I2.09	Special Spouse Benefit Inapplicable. For Participants who are Harrisburg Plant Employees, the “Special Spouse Benefit” described in Article 6 of the Plan shall not apply.
I2.10	Additional Methods of Payment Provisions.
(a)

In addition to the methods of payment provisions set forth in Article 7 of the Plan (other than the 100% Joint and Surviving Spouse Annuity Option), for Participants who are

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SUPPLEMENT I-11

Harrisburg Plant Employees the following additional or alternative provisions regarding methods of payment shall apply, subject to the restrictions on electing an optional form of payment under Section 7.04 of the Plan:

(1)

Normal Form of Benefit. For a Participant who is a Harrisburg Plant Employee, the provisions regarding a Retirement Pension set forth in Section 12.08(c) (which provides for a Special Early Retirement Pension terminating at the earlier of age 65 or death) shall apply to a Retirement Pension for such Participant.

(22)

75% Joint and Surviving Spouse Annuity Option. The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is a Harrisburg Plant Employee and continuing to his Surviving Spouse at three-fourth the rate (i.e., 75%) after his death during the remaining lifetime of such Spouse.

Age of Surviving Spouse					Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	91.5	90.7	89.8	88.9	87.9	86.8	85.7	84.4	83.1	81.7	80.2
64	90.9	90.1	89.2	88.2	87.2	86.1	84.9	83.6	82.2	80.8	79.3
63	90.4	89.5	88.6	87.6	86.5	85.3	84.1	82.8	81.4	79.9	78.4
62	89.8	88.9	87.9	86.9	85.8	84.6	83.3	81.9	80.5	79.0	77.5
61	89.2	88.3	87.3	86.2	85.0	83.8	82.5	81.1	79.7	78.2	76.6
60	88.6	87.6	86.6	85.5	84.3	83.1	81.7	80.3	78.9	77.3	75.7
59	88.0	87.0	86.0	84.8	83.6	82.3	81.0	79.5	78.0	76.5	74.9
58	87.4	86.4	85.3	84.1	82.9	81.6	80.2	78.8	77.2	75.7	74.0
57	86.8	85.8	84.6	83.5	82.2	80.9	79.5	78.0	76.5	74.9	73.2
56	86.2	85.1	84.0	82.8	81.5	80.2	78.7	77.3	75.7	74.1	72.4
55	85.6	84.5	83.4	82.1	80.8	79.5	78.0	76.5	75.0	73.4	71.7
54	85.1	83.9	82.7	81.5	80.2	78.8	77.3	75.8	74.3	72.6	71.0
53	84.5	83.3	82.1	80.9	79.5	78.1	76.7	75.1	73.6	71.9	70.3
52	83.9	82.8	81.5	80.2	78.9	77.5	76.0	74.5	72.9	71.3	69.6
51	83.4	82.2	80.9	79.6	78.3	76.9	75.4	73.9	72.3	70.6	68.9
50	82.8	81.6	80.4	79.1	77.7	76.3	74.8	73.2	71.6	70.0	68.3

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement. Age for the Spouse shall be rounded to the nearest even age in full years as of the date of the Participant's retirement. Factors for other ages shall be determined on a comparable basis and are available upon request.

(b)	Reserved.
I2.11

Additional or Alternative Actuarial Assumptions.  The following additional or alternative actuarial assumptions shall apply, as applicable, with respect to a Participant who is a Harrisburg Plant Employees in lieu of any actuarial assumptions given in Appendix A to

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SUPPLEMENT I-12

the Plan which would otherwise apply.  The actuarial assumptions set forth in Appendix A or this Section I2.11, as applicable, shall be used to determine benefits for Participants who are Harrisburg Plant Employees and who either separate from service or accrue benefits on or after January 1, 1984.  For all other such Participants, actuarial determinations governing benefits under the Plan or the Harrisburg Plant Plan shall be made in accordance with the Harrisburg Plant Plan as in effect before January 1, 1984.

(a)

50% Joint and Surviving Spouse Annuity.  The following table shows the percentage of the basic monthly Retirement Pension payable to a Participant who is a Harrisburg Plant Employee and continuing to his Surviving Spouse at one-half the rate (i.e., 50%) after his death during the remaining lifetime of such Spouse.

Age of Surviving Spouse	Age of Participant
	55	56	57	58	59	60	61	62	63	64	65
65	94.2	93.6	93.0	92.3	91.6	90.8	90.0	89.0	88.1	87.0	85.9
64	93.8	93.2	92.5	91.8	91.1	90.3	89.4	88.4	87.4	86.3	85.2
63	93.4	92.7	92.1	91.3	90.6	89.7	88.8	87.8	86.8	85.7	84.5
62	92.9	92.3	91.6	90.8	90.0	89.1	88.2	87.2	86.1	85.0	83.8
61	92.5	91.9	91.1	90.3	89.5	88.6	87.6	86.6	85.5	84.3	83.1
60	92.1	91.4	90.7	89.8	89.0	88.0	87.0	86.0	84.8	83.6	82.4
59	91.7	91.0	90.2	89.3	88.4	87.5	86.4	85.4	84.2	83.0	81.7
58	91.2	90.5	89.7	88.8	87.9	86.9	85.9	84.8	83.6	82.4	81.0
57	90.8	90.0	89.2	88.3	87.4	86.4	85.3	84.2	83.0	81.7	80.4
56	90.4	89.6	88.7	87.8	86.9	85.8	84.7	83.6	82.4	81.1	79.8
55	89.9	89.1	88.3	87.3	86.3	85.3	84.2	83.0	81.8	80.5	79.2
54	89.5	88.7	87.8	86.9	85.8	84.8	83.7	82.5	81.2	79.9	78.6
53	89.1	88.2	87.3	86.4	85.4	84.3	83.1	81.9	80.7	79.4	78.0
52	88.7	87.8	86.9	85.9	84.9	83.8	82.6	81.4	80.1	78.8	77.4
51	88.3	87.4	86.4	85.4	84.4	83.3	82.1	80.9	79.6	78.3	76.9
50	87.8	87.0	86.0	85.0	83.9	82.8	81.6	80.4	79.1	77.8	76.4

An interpolation shall be made for the age of the Participant on the basis of full years and months as of the date of retirement.  Age for the Spouse shall be rounded to the nearest even age in full years as of the date of the Participant’s retirement.  Factors for other ages shall be determined on a comparable basis and are available upon request.

(b)

Additional Factors for Code § 415 Limits.  In addition to the interest rate and mortality tables listed at Section 1.04 of Appendix A to the Plan, the following factors shall apply to Harrisburg Plant Employees:

(1)	Interest: For Retirement Pensions payable in a form other than an annuity, for life only or a qualified joint and survivor annuity, 5% shall be used.
(23)	Mortality: For payments made prior to July 1, 1996, the 1971 Group Annuity Mortality Table project to 1978 according to Scale E (males, 3 year setback).
(c)

Suspended or Duplicate Benefits.  For purposes of all calculations to which Section 1.05 of Appendix A to the Plan applies, for Participants who are Harrisburg Plant Employees the following factors apply:

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SUPPLEMENT I-13

(1)	Interest: 8.25%.
(24)	Mortality: The 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).
(d)

All Other Equivalencies.  For purposes of all calculations to which Section 1.07 of Appendix A to the Plan applies, for Participants who are Harrisburg Plant Employees, the Mortality Table used shall be the 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).

* * * * *

EAST\83473092.3

SUPPLEMENT I-14

SUPPLEMENT J

Special Provisions Applicable to
Appvion, Inc. Kansas City Distribution Center
Represented by United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, Local 348

Effective July 1, 2012, pursuant to a Memorandum of Agreement between Appleton Papers Inc., Kansas City Distribution Center and United Steelworkers and Local 348 dated June 7, 2012 (“Agreement”), employees covered by the Agreement shall be eligible to begin participation in the Plan, subject to the terms and conditions of the Plan, as modified by this Supplement J.

Except as provided in or superseded by this Supplement J, the terms and conditions of the Plan shall apply to Kansas City Distribution Center Employees (defined in Section J1.01 below) in all respects.

ARTICLE 1 Definitions
J1.01	Special Definitions.
(a)

Kansas City Distribution Center Employee:  The term “Kansas City Distribution Center Employee” means an hourly employee of the Company employed at its Kansas City, Kansas distribution center and represented by the Union, excluding any such employee who is eligible to actively participate in any other retirement, pension or profit-sharing plan established by the Company or to which the Company makes contributions on his behalf (other than the Appleton Papers Retirement Savings and Employee Stock Ownership Plan).

(b)

Termination of Employment:  The term “Termination of Employment” for purposes of this Supplement J for Kansas City Distribution Center Employees, in lieu of the definition of such term set forth in Plan Section 1.40, shall mean a termination of employment, including without limitation the cessation of active employment (irrespective of any seniority rights or recall rights) for any reason (including quit, discharge, disability, layoff, retirement, or entrance into military service) other than death or an authorized leave of absence.

(c)	Union: The term “Union” means United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, Local 348.
J1.02	Effective Date. The effective date of this Supplement J is July 1, 2012.

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SUPPLEMENT J-1

ARTICLE 3 Special Provisions
J2.01	Participation.
(a)

Effective July 1, 2012, the term “Participant” shall include Kansas City Distribution Center Employees who were active employees of the Company as of July 1, 2012, and for whom the Company made contributions the PACE Industry Union-Management Pension Fund (“PIUMPF”) through June 30, 2012.

(b)

Kansas City Distribution Center Employees whose Employment Date is July 1, 2012 or later, or who were actively employed by the Company as of June 30, 2012 but were not eligible to receive PIUMPF contributions, shall become Participants in the Plan as set forth in Article 2 of the Plan (“Participation”).  For purposes of satisfying the requirements of Plan Section 2.01(b) for participation, the Employee’s period of employment with the Company and Hours of Service shall be calculated from the Employee’s Employment Date, whether prior to or on or after July 1, 2012.

J2.02	Benefit Service.
(a)

Benefit Service will be granted to each Participant who is a Kansas City Distribution Center Employee for a Plan Year on the basis of his total Hours of Service during such year and prior to his Normal Retirement Date which are attributable to employment as an Eligible Employee on and after July 1, 2012 (“Eligible Hours”).  For this purpose, Hours of Service credited for periods of absence from employment which immediately follow employment as an Eligible Employee shall be deemed to be attributable to employment as an Eligible Employee.

(1)

For Plan Years commencing on and after January 1, 2013:  If the Participant’s regularly scheduled work week throughout a Plan Year is at least 40 hours, he will be credited with one year of Benefit Service for each such Plan Year during which he completes at least 2,000 Eligible Hours.  If the Participant’s regularly scheduled work week is not at least 40 hours throughout such year, he will be credited with one year of Benefit Service for each Plan Year during which he completes the number of Eligible Hours determined in accordance with the following formula:

(2,000 x Hours in Regularly Scheduled Work Week)

40

(2)

For Plan Year 2012: If the Participant’s regularly scheduled work week throughout the period commencing July 1, 2012 and ending December 31, 2012 is at least 40 hours, he will be credited with one-half (1/2) year of Benefit Service for the 2012 Plan Year, provided he completes at least 1,000 Eligible Hours during such period.  If the Participant’s regularly scheduled work week is not at least 40 hours throughout such period, he will be credited with one-half (1/2) year of Benefit Service for the 2012 Plan Year during which he completes the number of Eligible Hours determined in accordance with the following formula:

(1,000 x Hours in Regularly Scheduled Work Week)

40

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SUPPLEMENT J-2

(3)

Partial Years of Benefit Service:  In addition, for any Plan Year during which the Participant completes less than the Eligible Hours required for a full year of Benefit Service, a fraction of a year of Benefit Service will be credited based on the ratio of his actual Eligible Hours during such Plan Year to the number of Eligible Hours so required for a full year of Benefit Service, rounded up to the nearest tenth (prorated for 2012).

J2.03

Vesting Service.  A Participant who is a Kansas City Distribution Center Employee will be credited with 1 year of Vesting Service for each Plan Year in which he has at least 1,000 Hours of Service with the Company (whether before or after the date he became a Participant).

J2.04	Retirement Pension.
(a)

The following provisions shall apply to Participants who are Kansas City Distribution Center Employees, except that any additional provisions regarding Retirement Pensions included in the Plan that are not superseded by this Section J2.04 shall continue to apply to such Participants.

(1)

Normal Retirement Pension.  If such Participant’s employment terminates at or after his Normal Retirement Age, he will be entitled to a Normal Retirement Pension in a monthly amount determined by multiplying his years of Benefit Service (including fractions of a year in completed months) as of his Termination of Employment date by twenty-four dollars ($24.00).

(4)

Early Retirement Pension.  If such Participant’s employment terminates on or after the date he has both reached age 55 and completed at least 10 years of Vesting Service (and before his Normal Retirement Age), the Participant may elect (in a time and manner as the Plan Administrator may prescribe) to receive an Early Retirement Pension starting on the first day of any month coincident with or following the date his employment terminates and before his Normal Retirement Date, in a monthly amount determined under Section J2.04(a)(1) above, reduced in accordance with the following table:

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	100%
63	100%
62	100%
61	95%
60	90%
59	85%
58	80%
57	75%
56	70%
55	65%

(5)	Vested Retirement Pension. If such Participant’s employment terminates on or after the date he has completed at least five (5) years of Vesting Service, and EAST\83473092.3 SUPPLEMENT J-3 such Participant is not eligible for a Retirement Pension under Section J2.04(a)(1) or (2), such Participant will be eligible to receive a Vested Retirement Pension.  Such Participant’s Vested Retirement Pension will start on the Participant’s Normal Retirement Date in a monthly amount determined in accordance with Section J2.04(a)(1), or, if the Participant so elects (in a time and manner as the Plan Administrator may prescribe) on the first day of any month prior to his Normal Retirement Date, and coincident with or following his 55th birthday, in a monthly amount determined in accordance with Section J2.04(a)(1), reduced as follows:

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
65	100%
64	89%
63	79%
62	71%
61	64%
60	58%
59	52%
58	47%
57	42%
56	38%
55	34%
(b)

If an Early Retirement Pension or Vested Retirement Pension begins at a date between the ages set forth in the tables in Section J2.04(a)(2) and (3), the reduction shall be calculated by straight line interpolation of the applicable percentage factors.

J2.05

Method of Payment.  Article 7 of the Plan (“Method of Payment”) shall apply in all respects, except that the 100% Surviving Spouse Option (Plan Section 7.05) shall not apply or be available to a Kansas City Distribution Center Employee in any event.

J2.06	Disability. A Kansas City Distribution Center Employee shall not be eligible for or entitled to a Disability Retirement Pension under this Plan in any event.

* * * * *

EAST\83473092.3

SUPPLEMENT J-4

SUPPLEMENT K

Special Provisions Applicable to
Appvion, Inc. West Carrollton, OH Plant

Represented by United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union. Local 266

Effective September 24, 2012, pursuant to a Memorandum of Agreement between Appleton Papers Inc., West Carrollton, OH Plant and United Steelworkers and Local 266 dated August 29, 2012 ("Agreement"), employees covered by the Agreement shall be eligible to begin participation in the Plan, subject to the terms and conditions of the Plan, as modified by this Supplement K.

Except as provided in or superseded by this Supplement K, the terms and conditions of the Plan shall apply to West Carrollton, OH Plant Employees (defined in Section K1.01 below) in all respects.

ARTICLE 1
Definitions

K1.01Special Definitions.

(a)

West Carrollton, OH Plant Employee: The term "West Carrollton, OH Plant Employee" means an hourly employee of the Company employed at its West Carrollton, OH Plant and represented by the Union, excluding any such employee who is eligible to actively participate in any other retirement, pension or profit-sharing plan established by the Company or to which the Company makes contributions on his behalf (other than the Appleton Papers Retirement Savings and Employee Stock Ownership Plan).

(b)

Termination of Employment: The term "Termination of Employment" for purposes of this Supplement K for West Carrollton, OH Plant Employees, in lieu of the definition of such term set forth in Plan Section 1.40, shall mean a termination of employment, including without limitation the cessation of active employment (irrespective of any seniority rights or recall rights) for any reason (including quit, discharge, disability, layoff, retirement, or entrance into military service) other than death or an authorized leave of absence.

(c)	Union: The term "Union" means United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, Local 266.

K1.02 Effective Date. The effective date of this Supplement K is September 24, 2012.

ARTICLE 2

Special Provisions

K2.01Participation.

(a)

Effective September 24, 2012, the term "Participant" shall include West Carrollton, OH Plant Employees who were active employees of the Company as of September 24, 2012, and for whom the Company made contributions the PACE Industry Union-Management Pension Fund ("PIUMPF") through September 23, 2012.

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SUPPLEMENT K-1

(b)

West Carrollton, OH Plant Employees whose Employment Date is September 24, 2012 or later, or who were actively employed by the Company as of September 23, 2012 but were not eligible to receive PIUMPF contributions, shall become Participants in the Plan as set forth in Article 2 of the Plan ("Participation"). For purposes of satisfying the requirements of Plan Section 2.01(b) for participation, the Employee's period of employment with the Company and Hours of Service shall be calculated from the Employee's Employment Date, whether prior to or on or after September 24, 2012.

K2.02Benefit Service.

(a)Benefit Service will be granted to each Participant who is a West Carrollton, OH Plant Employee for a Plan Year on the basis of his total Hours of Service during such year and prior to his Normal Retirement Date which are attributable to employment as an Eligible Employee on and after September 24, 2012 ("Eligible Hours"). For this purpose, Hours of Service credited for periods of absence from employment which immediately follow employment as an Eligible Employee shall be deemed to be attributable to employment as an Eligible Employee.

(1)

For Plan Years commencing on and after January 1, 2013: If the Participant's regularly scheduled work week throughout a Plan Year is at least 40 hours, he will be credited with one year of Benefit Service for each such Plan Year during which he completes at least 2,000 Eligible Hours. If the Participant's regularly scheduled work week is not at least 40 hours throughout such year, he will be credited with one year of Benefit Service for each Plan Year during which he completes the number of Eligible Hours determined in accordance with the following formula:

(2.000 x Hours in Regularly Scheduled Work Week)

40

(2)

Partial Years of Benefit Service: In addition, for any Plan Year during which the Participant completes less than the Eligible Hours required for a full year of Benefit Service, a fraction of a year of Benefit Service will be credited based on the ratio of his actual Eligible Hours during such Plan Year to the number of Eligible Hours so required for a full year of Benefit Service, rounded up to the nearest tenth (prorated for 2012).

K2.03Vesting Service. A Participant who is a West Carrollton, OH Plant Employee will be credited with 1 year of Vesting Service for each Plan Year in which he has at least 1,000 Hours of Service with the Company (whether before or after the date he became a Participant).

K2.04Retirement Pension.

(a)The following provisions shall apply to Participants who are West Carrollton, OH Plant Employees, except that any additional provisions regarding Retirement Pensions included in the Plan that are not superseded by this Section K2.04 shall continue to apply to such Participants.

(1)	Normal Retirement Pension. If such Participant's employment terminates at or after his Normal Retirement Age, he will be entitled to a Normal Retirement EAST\83473092.3 SUPPLEMENT K-2

Pension in a monthly amount determined by multiplying his years of Benefit Service (including fractions of a year in completed months) as of his Termination of Employment date by forty-four dollars and seventy cents ($44.70).

(2)

Early Retirement Pension. If such Participant's employment terminates on or after the date he has both reached age 55 and completed at least 10 years of Vesting Service (and before his Normal Retirement Age), the Participant may elect (in a time and manner as the Plan Administrator may prescribe) to receive an Early Retirement Pension starting on the first day of any month coincident with or following the date his employment terminates and before his Normal Retirement Date, in a monthly amount determined under Section K2.04(a)(1) above, reduced in accordance with the following table:

(3)
Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
64	100%
63	100%
62	100%
61	95%
60	90%
59	85%
58	80%
57	75%
56	70%
55	65%

(4)

Vested Retirement Pension. If such Participant's employment terminates on or after the date he has completed at least five (5) years of Vesting Service, and such Participant is not eligible for a Retirement Pension under Section K2.04(a)(1) or (2), such Participant will be eligible to receive a Vested Retirement Pension. Such Participant's Vested Retirement Pension will start on the Participant's Normal Retirement Date in a monthly amount determined in accordance with Section K2.04(a)(1), or, if the Participant so elects (in a time and manner as the Plan Administrator may prescribe) on the first day of any month prior to his Normal Retirement Date, and coincident with or following his 55th birthday, in a monthly amount determined in accordance with Section K2.04(a)(1), reduced as follows:

EAST\83473092.3

SUPPLEMENT K-3

Age at Pension Commencement Date	Percentage of Pension Payable Prior to Normal Retirement Date
65	100%
64	89%
63	79%
62	71%
61	64%
60	58%
59	52%
58	47%
57	42%
56	38%
55	34%

(5)	Disability Retirement Pension.
(A)

If a Participant who is a West Carrollton, OH Plant Employee with at least 5 years of Vesting Service terminates employment with the Company on account of a Disability with respect to which he becomes eligible for and receives disability benefits under the Social Security Act (which shall be the definition of the term "Disability" for purposes of this Section K2.04(a)(4), except as modified under subparagraphs (C) and (D) below), he will be entitled to a Disability Retirement Pension starting on the first day of the month coincident with or next following the date on which he actually starts receiving disability benefits under the Social Security Act (excluding retroactive payment of such benefits). The monthly amount of a Participant's Disability Retirement Pension will be determined under Section K2.04(a)(1) based on his Benefit Service (determined in accordance with Section K2.02) and the benefit formula in effect at his Termination of Employment.

(B)

A Participant described in subparagraph (A) above who is eligible for a Retirement Pension under any of the other provisions of Section K2.04 may elect to receive any such other Retirement Pension instead of the Disability Retirement Pension provided by this Section K2.04(a)(4). The Disability Retirement Pension payable under this Section K2.04(a)(4) is intended to be a disability auxiliary benefit as described in Treasury Regulation § 1.401(a)-20(c). Thus, the annuity starting date for a Participant receiving a Disability Retirement Pension does not occur until the Participant attains Normal Retirement Age and such Participant's surviving spouse, if any, would be entitled to the Pre-Retirement Surviving Spouse annuity described in Article 6 of the Plan if the Participant dies before Normal Retirement Age (or the commencement of benefits under any of the other provisions of the Plan, if applicable).

(C)

Payment of a Disability Retirement Pension shall be conditioned upon the filing of an application therefor and providing such information as the Plan Administrator may require. The Plan Administrator may, as a condition of authorizing any Disability Retirement Pension hereunder, require a medical examination by such physicians as the Plan Administrator may designate. If a Participant fails or refuses to submit to such medical examination, then no Disability Retirement Pension will be payable until the Participant agrees to

EAST\83473092.3

SUPPLEMENT K-4

and receive such examination. No Disability Retirement Pension will be payable for the period of such refusal.
(D)

If a Participant recovers from his Disability prior to attaining his Normal Retirement Age to such an extent that he would no longer be eligible for disability benefits under the Social Security Act, he shall so notify the Plan Administrator and payment of his Disability Retirement Pension will cease. If the Participant fails to notify the Plan Administrator of his recovery from his Disability, then any Disability Retirement Pension payments he received for which he was not eligible must be repaid to the Trust upon the direction of the Plan Administrator. The Plan Administrator may require physical examination of the Participant by such physicians as the Plan Administrator may designate in order to verify the Participant's continuing Disability, and may terminate payment of a Disability Retirement Pension in the event the Participant refuses to undergo such examination, or if the Plan Administrator determines, on the basis of such an examination or otherwise, that the Participant's Disability has ceased.

(E)

If a Participant's Disability Retirement Pension ceases in accordance with subparagraph (D) above, he will be entitled to benefits in accordance with Section K2.04(a)(2) or K2.04(a)(3) (whichever is applicable), based upon the benefit formula taken into account in determining the amount of his Disability Retirement Pension, provided, however, if the Participant returns to the employment of the Company and earns Eligible Hours, any additional benefits that may be payable to the Participant by reason of such reemployment upon his subsequent Termination of Employment will be based upon the benefit formula in effect upon such termination. Any such benefits thereafter payable to such Participant will be reduced by the Actuarial Equivalent, based on the assumptions set forth in Section 1.07 of Appendix A to the Plan, of any Disability Retirement Pension payments found by the Plan Administrator to have been made after the Participant recovered from his Disability.

(b) If an Early Retirement Pension or Vested Retirement Pension begins at a date between the ages set forth in the tables in Section K2.04(a)(2) and (3), the reduction shall be calculated by straight line interpolation of the applicable percentage factors.

K2.05Method of Payment. Except as modified by this Supplement K, Article 7 of the Plan ("Method of Payment") shall apply in all respects.

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SUPPLEMENT K-5